As filed with the Securities and Exchange Commission on April 30, 2025

Securities Act of 1933 File No. 002-85378

Investment Company Act of 1940 File No. 811-03462

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 117	[X]

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 117	[X]

(Check appropriate box or boxes.)

MEEDER FUNDS

(Exact Name of Registrant as Specified in Charter)

P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017

(Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code: (614) 766-7000

Robert S. Meeder, Jr., President – Meeder Funds

P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017

With copy to:

Michael V. Wible

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215-6101

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

[ ]	Immediately upon filing pursuant to paragraph (b)

[X ]	On April 30, 2025 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	On (date) pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

April 30, 2025

Muirfield Fund
Institutional Class	FLMIX
Adviser Class	FLMAX
Retail Class	FLMFX
SPECTRUM FUND
Institutional Class	SRUIX
Adviser Class	SRUAX
Retail Class	FLSPX
GLOBAL ALLOCATION FUND
Institutional Class	GBPIX
Adviser Class	GBPAX
Retail Class	FLFGX
BALANCED FUND
Institutional Class	BLNIX
Adviser Class	BLNAX
Retail Class	FLDFX
MODERATE ALLOCATION FUND
Institutional Class	DVOIX
Adviser Class	DVOAX
Retail Class	FLDOX
CONSERVATIVE ALLOCATION FUND
Institutional Class	IFAIX
Adviser Class	IFAAX
Retail Class	FLRUX
DYNAMIC ALLOCATION FUND
Institutional Class	DYGIX
Adviser Class	DYGAX
Retail Class	FLDGX
SECTOR ROTATION FUND
Institutional Class	QNTIX
Adviser Class	QNTAX
Retail Class	FLCGX
TACTICAL INCOME FUND
Institutional Class	BNDIX
Adviser Class	BNDAX
Retail Class	FLBDX
GOVERNMENT MONEY MARKET FUND (Formerly, Institutional Prime Money Market Fund)	FLPXX
Class E	FLPXX
Class F	MDFXX
Class X	MDXXX
Class Y	MDYXX
Class Z*	MDZXX

*	Class Z Shares currently are not offered for sale.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

Meeder, Meeder Funds and Muirfield Fund are registered trademarks of Meeder Investment Management, Inc.

TABLE OF CONTENTS

FUND SUMMARIES

A fund-by-fund look at investment objectives, strategies, risks, performance, and expenses.
Muirfield Fund	1
Spectrum Fund	8
Global Allocation Fund	16
Balanced Fund	24
Moderate Allocation Fund	33
Conservative Allocation Fund	41
Dynamic Allocation Fund	50
Sector Rotation Fund	58
Tactical Income Fund	65
Government Money Market Fund	74
IMPORTANT INFORMATION REGARDING FUND SHARES	79
MORE ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	80
Investment Strategies	80
Investment Risks	84
PORTFOLIO HOLDINGS DISCLOSURE	97
MANAGEMENT OF THE FUNDS	98
Who Manages the Funds?	98
Portfolio Managers	99
INVESTING WITH THE MEEDER FUNDS	100
Information about account transactions and services.
How to Buy Shares	101
How to Redeem Shares	107
Exchange Privilege	112
Other Client Services	113
Short-Term Trading Policy	114
Distribution and Shareholder Services Fees	115
Dividends and Distributions	117
Taxes	118
Shareholder Reports and Other Information	120
Financial Highlights	120
FOR MORE INFORMATION
Where to learn more about the Funds	Back Cover

MUIRFIELD FUND

INVESTMENT OBJECTIVE

The investment objective of the Muirfield Fund (the “Fund”) is to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	INSTITUTIONAL CLASS	ADVISER CLASS	RETAIL CLASS
Management Fees	0.63%	0.63%	0.63%
Distribution/Service (12b-1) Fees	None	None	0.20%
Other Expenses	0.30%	0.22%	0.31%
Acquired Fund Fees and Expenses[1]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.99%	0.91%	1.20%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$101	$315	$547	$1,213
Adviser	$93	$290	$504	$1,120
Retail	$122	$381	$660	$1,455

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 312% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in common and preferred stocks. The Fund may also invest in equity investment companies (“underlying funds”), which include domestic and foreign mutual funds, which may invest in emerging markets, as well as in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. The Fund may invest in index funds and index-based investments.

The Fund may also invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

When selecting investments for the Fund Meeder Asset Management, Inc. (the “Adviser”) continually evaluates style, market capitalization, sector rotation, and international positions by utilizing a series of quantitative models to perform fundamental and technical analysis in order to identify opportunities that have the best attributes for outperformance. Individual equity selection is driven by the Adviser’s quantitative model that evaluates securities based on exposure to value, quality, momentum, and sentiment characteristics:

●	Value is a measure of the relative value of a company using metrics such as revenue, cash flow, and income;

●	Quality is a measure of the financial performance of a company, typically measured by the stability of its earnings and cash flows, along with the strength of its balance sheet;

●	Momentum is a measure of the rate of change in the price of securities over time; and

●	Sentiment is a measure of the prevailing attitudes of investors related to anticipated price movements in the market.

There are no investment limitations on market capitalization range or geographic region. The Adviser selects securities that the Adviser believes represent above average market potential relative to market risk. The Adviser may focus on stocks or underlying funds investing in stocks that are newer and/or smaller capitalization companies.

The Fund utilizes several defensive tactics to reduce or eliminate its position in common stocks and underlying equity funds in order to attempt to reduce the risk of loss when the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards. Utilizing its unconstrained tactical strategy, the Fund may invest up to 100% of its net assets in fixed income securities of any maturity and of any credit rating (including unrated and high yield fixed income securities, commonly known as “junk bonds”) and cash equivalent securities. The Fund may invest in underlying fixed income funds that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts. The Fund may also buy or sell derivatives, including domestic or international stock index futures or options and option spreads on index future contracts. An option spread is a strategy where the Fund buys two different options on an index, but with different prices or expirations, in order to hedge against declines in equity market value. The use of these techniques may not protect against market declines and may limit the Fund’s participation in market gains, particularly in volatile market conditions.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Trustees of the Meeder Funds without shareholder approval.

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Common Stock Risk. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Foreign Investment Risk. Investments in foreign issuers, whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers may not be subject to uniform accounting, auditing and financial standards like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. Trade tensions and economic sanctions on individuals or companies can also contribute to market volatility. Additionally, currency fluctuations may affect the value of foreign investments.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with an underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact. This risk could cause an underlying fund to lose more than the principal amount invested.

Emerging Markets Risk. Investing in emerging markets magnifies the risks inherent in foreign investments. These risks include exposure to economic structures that are generally less diverse and mature than found in developed markets, limited availability of reliable information material to an investment decision, exposure to political systems that may be less stable than those of developed countries, and greater exposure to foreign currency fluctuations. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying mutual funds, ETFs, and unit investment trusts, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to the value of the securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it hard for the Fund to buy and sell shares. Many closed-end funds also utilize leverage, which can expose the Fund to greater risk of significant changes in the closed-end fund’s share prices and will require payment of interest or dividend expenses, reducing the closed-end fund’s overall return.

Exchange Traded Fund and Index Fund Risk. Index funds and ETFs that track an index will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Liquidity Risk. Reduced liquidity affecting an individual security, or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. Armed conflicts, the responses and sanctions by other countries and the potential for wider conflict can have adverse effects on regional and global supply chain and negatively impact global growth and inflation. The occurrence of these type of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. These events and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the Fund’s performance could be impacted.

Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

Small-Capitalization Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Options Strategy Risk. The Fund may buy and sell options as a defensive tactic, to earn income, or to adjust exposure to the markets. As the buyer of a call or put option, the Fund may lose the entire premium paid for the option if the value of the security underlying the option does not rise above the call strike price, or fall below the put strike price, which means the option will expire worthless. As a seller (writer) of a call or put option, the Fund will tend to lose money if the value of the underlying security rises above the call strike price or falls below the put strike price. The Fund’s losses are potentially large in written put or call transactions. The Fund may also use an option spread or option straddle strategy. These strategies may not perform as expected and could expose the Fund to potentially large losses.

Portfolio Turnover Risk. The Fund may actively trade portfolio securities to achieve its investment objective, and active trading may be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, the value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

PERFORMANCE

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. The table shows how the Fund’s average annual total returns for various periods compare with a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information is available by visiting www.meederinvestment.com.

Best Quarter:	4th Qtr. 2020	10.98%
Worst Quarter:	1st Qtr. 2020	-18.20%

Average Annual Total Returns as of 12/31/24

The following table illustrates the average annual return before taxes for the Fund’s three available share classes. After tax returns are shown for the Fund’s Retail Class shares. After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for other available share classes will vary from the returns shown for the Retail Share Class.

	Share Class Inception Date	One Year	Five Years	Ten Years
Muirfield Fund Return Before Taxes – Institutional Class	10/31/2016	17.13%	8.40%	7.15%
Muirfield Fund Return Before Taxes – Adviser Class	10/31/2016	17.28%	8.49%	7.13%
Muirfield Fund Return Before Taxes – Retail Class	8/10/1988	16.9%	8.14%	6.87%
Muirfield Fund Return After Taxes on Distributions – Retail Class		12.02%	6.60%	5.51%
Muirfield Fund Return After Taxes on Distributions and Sale of Fund Shares – Retail Class		11.92%	6.03%	5.03%
Russell 3000 Index (Reflects No Deduction for Fees, Expenses or Taxes)		23.81%	13.86%	12.55%
Morningstar Moderate Target Risk Index (Reflects No Deduction for Fees, Expenses, or Taxes)		8.27%	5.37%	6.05%

Performance attributed to the Adviser and Institutional Class shares prior to inception of the class is that of the original Retail Class shares. No adjustment has been made to reflect class-specific distribution or servicing fees.

The Russell 3000 Index is a broad-based market capitalization-weighted index of the 3,000 largest companies in the U.S. equity market. The Morningstar Moderate Target Risk Index tracks a diversified portfolio of global equities, bonds and inflation-hedged instruments with a 60% allocation to equities, which reflects the returns of the market in which the Fund invests.

PORTFOLIO MANAGEMENT

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since August 1988
Joseph Bell, Portfolio Manager since March 2018

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares.

SPECTRUM FUND

INVESTMENT OBJECTIVE

The investment objective of the Spectrum Fund (the “Fund”) is to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	INSTITUTIONAL CLASS	ADVISER CLASS	RETAIL CLASS
Management Fees	0.74%	0.74%	0.74%
Distribution/Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.42%	0.34%	0.53%
Dividends on Short Sales and Interest Expense	0.33%	0.33%	0.33%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.51%	1.43%	1.87%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$154	$477	$824	$1,802
Adviser	$146	$452	$782	$1,713
Retail	$190	$588	$1,011	$2,190

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 260% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by taking long and short positions in the global securities markets. The Fund primarily invests long in common and preferred stocks and in investment companies (“underlying funds”), which include domestic and foreign mutual funds, which may include emerging markets, as well in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s typical long equity investment exposure will range from 0% to 150% of net assets, while the Fund’s typical short equity investment exposure will range from 0% to 50% of net assets. The Fund may use leverage (e.g., by borrowing or through derivatives). As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Fund may also establish long or short positions in index funds and index-based investments. The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

The Fund’s use of leverage and short positions will vary over time based on Meeder Asset Management, Inc.’s (the “Adviser”) assessment of market conditions, prevailing interest rates and other factors. When selecting investments for the Fund, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions by utilizing a series of quantitative models to perform fundamental and technical analysis in order to identify opportunities that have the best attributes for outperformance. Individual equity selection is driven by the Adviser’s quantitative model that evaluates securities based on exposure to value, quality, momentum, and sentiment characteristics:

●	Value is a measure of the relative value of a company using metrics such as revenue, cash flow, and income;

●	Quality is a measure of the financial performance of a company, typically measured by the stability of its earnings and cash flows, along with the strength of its balance sheet;

●	Momentum is a measure of the rate of change in the price of securities over time; and

●	Sentiment is a measure of the prevailing attitudes of investors related to anticipated price movements in the market.

There are no investment limitations on the market capitalization range or geographic region. The Adviser selects securities that the Adviser believes represent above average market potential relative to market risk. The Fund may focus on stocks or underlying funds investing in stocks that are newer and/or smaller capitalization companies.

The Fund utilizes several defensive tactics to reduce or eliminate its position in common stocks and underlying equity funds in order to attempt to reduce the risk of loss when the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards. Utilizing its unconstrained tactical strategy, the Fund may invest up to 100% of its net assets in fixed income securities of any maturity and of any credit rating (including unrated and high yield fixed income securities, commonly known as “junk bonds”) and cash equivalent securities. The Fund may invest in underlying fixed income funds that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts. The Fund may also buy or sell derivatives, including domestic or international stock index futures or options and option spreads on index future contracts. An option spread is a strategy where the Fund buys two different options on an index, but with different prices or expirations, in order to hedge against declines in equity market value. The use of these techniques may not protect against market declines and may limit the Fund’s participation in market gains, particularly in volatile market conditions.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Trustees of the Meeder Funds without shareholder approval.

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Common Stock Risk. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Foreign Investment Risk. Investments in foreign issuers, whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers may not be subject to uniform accounting, auditing and financial standards like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. Trade tensions and economic sanctions on individuals or companies can also contribute to market volatility. Additionally, currency fluctuations may affect the value of foreign investments.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with an underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact. This risk could cause an underlying fund to lose more than the principal amount invested.

Emerging Markets Risk. Investing in emerging markets magnifies the risks inherent in foreign investments. These risks include exposure to economic structures that are generally less diverse and mature than found in developed markets, limited availability of reliable information material to an investment decision, exposure to political systems that may be less stable than those of developed countries, and greater exposure to foreign currency fluctuations. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying mutual funds, ETFs, and unit investment trusts, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to the value of the securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it hard for the Fund to buy and sell shares. Many closed-end funds also utilize leverage, which can expose the Fund to greater risk of significant changes in the closed-end funds’ share prices and will require payment of interest or dividend expenses, reducing the closed-end fund’s overall return.

Exchange Traded Fund and Index Fund Risk. Index funds and ETFs that track an index will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Liquidity Risk. Reduced liquidity affecting an individual security, or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. Armed conflicts, the responses and sanctions by other countries and the potential for wider conflict can have adverse effects on regional and global supply chain and negatively impact global growth and inflation. The occurrence of these types of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. These events and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the Fund’s performance could be impacted.

Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

Small-Capitalization Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Options Strategy Risk. The Fund may buy and sell options as a defensive tactic, to earn income, or to adjust exposure to the markets. As the buyer of a call or put option, the Fund may lose the entire premium paid for the option if the value of the security underlying the option does not rise above the call strike price, or fall below the put strike price, which means the option will expire worthless. As a seller (writer) of a call or put option, the Fund will tend to lose money if the value of the underlying security rises above the call strike price or falls below the put strike price. The Fund’s losses are potentially large in written put or call transactions. The Fund may also use an option spread or option straddle strategy. These strategies may not perform as expected and could expose the Fund to potentially large losses.

Portfolio Turnover Risk. The Fund may actively trade portfolio securities to achieve its investment objective, and active trading may be driven by changes in our various quantitative investment models discussed above. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, the value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Short Sale Risk. The Fund may sell a security short (i.e. sell a security it does not own) and borrow a security to complete the sale. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to close out the short position. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short-sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

PERFORMANCE

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. The table shows how the Fund’s average annual total returns for various periods compare with a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information is available by visiting www.meederinvestment.com.

Best Quarter:	4th Qtr. 2020	10.87%
Worst Quarter:	1st Qtr. 2020	-21.17%

Average Annual Total Returns as of 12/31/24

The following table illustrates the average annual return before taxes for the Fund’s three available share classes. After tax returns are shown for the Fund’s Retail Class shares. After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for other available share classes will vary from the returns shown for the Retail Share Class.

	Share Class Inception Date	One Year	Five Years	Since Inception
Spectrum Fund Return Before Taxes – Institutional Class	10/31/2016	18.66%	7.83%	7.30%
Spectrum Fund Return Before Taxes – Adviser Class	10/31/2016	18.82%	7.89%	7.27%
Spectrum Fund Return Before Taxes – Retail Class	1/1/2015	18.21%	7.42%	6.95%
Spectrum Fund Return After Taxes on Distributions – Retail Class		15.77%	5.99%	5.86%
Spectrum Fund Return After Taxes on Distributions and Sale of Fund Shares – Retail Class		12.36%	5.54%	5.29%
Russell 3000 Index (Reflects No Deduction for Fees, Expenses or Taxes)		23.81%	13.86%	12.54%
Morningstar Moderate Target Risk Index (Reflects No Deduction for Fees, Expenses, or Taxes)		8.27%	5.37%	6.05%

Performance attributed to the Adviser and Institutional Class shares prior to inception of the class is that of the original Retail Class shares. No adjustment has been made to reflect class-specific distribution or servicing fees.

The Russell 3000 Index is a broad-based market capitalization-weighted index of the 3,000 largest companies in the U.S. equity market. The Morningstar Moderate Target Risk Index, which tracks a diversified portfolio of global equities, bonds and inflation-hedged instruments with a 60% allocation to equities, reflects the returns of the market in which the Fund invests.

PORTFOLIO MANAGEMENT

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since January 2015
Joseph Bell, Portfolio Manager since March 2018

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares.

GLOBAL ALLOCATION FUND

INVESTMENT OBJECTIVE

The investment objective of the Global Allocation Fund (the “Fund”) is to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	INSTITUTIONAL CLASS	ADVISER CLASS	RETAIL CLASS
Management Fees	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.71%	0.69%	0.86%
Acquired Fund Fees and Expenses[1]	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.61%	1.59%	2.01%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$164	$508	$876	$1,911
Adviser	$162	$502	$866	$1,889
Retail	$204	$630	$1,083	$2,338

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 214% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has significant flexibility to invest in a broad range of equity and fixed income asset classes in the United States and other markets throughout the world, both developed and emerging. Meeder Asset Management, Inc. (the “Adviser”) employs a flexible asset allocation approach in constructing the Fund’s portfolio. Under normal circumstances, the Fund will invest at least 40% of its net assets in countries other than the United States (“Non-U.S. Countries”). In managing the Fund, the Adviser will normally invest in issuers in at least three countries other than the United States. The Adviser has flexibility to allocate the Fund’s assets between equity and fixed income securities and under normal circumstances up to 90% of the fund’s net assets may be invested entirely in equity or fixed income assets based on the Adviser’s assessment of current market conditions and the relative opportunities within each asset class.

The Fund’s equity investments include common stock, preferred stock, equity investment companies (“underlying funds”), which include domestic and foreign mutual funds as well as exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. The Fund may also invest in index funds and index-based investments, such as Standard & Poor’s Depositary Receipts (SPDRs). Additionally, the Fund may invest directly in, or in underlying funds investing in, futures contracts and options on futures contracts. The Fund is generally unconstrained by any particular capitalization with regard to its equity investments.

The Fund’s fixed income investments include fixed income investment companies that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts. Investments in fixed income securities may also include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash and cash equivalents, income-producing securities including United States and foreign investment grade and non-investment grade corporate bonds, convertible corporate bonds, structured instruments (debt securities issued by agencies of the United States Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), asset-backed securities, inflation-linked securities, commercial paper, certificates of deposit, banker’s acceptances and other bank obligations, money market funds, and repurchase agreements. The Fund is generally unconstrained with regard to the duration of its fixed income investments.

The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

Within the equity portion of the strategy, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions, by utilizing a series of quantitative models to perform fundamental and technical analysis, in order to identify opportunities that have the best attributes for outperformance. Individual equity selection is driven by the Adviser’s quantitative model that evaluates securities based on exposure to value, quality, momentum, and sentiment characteristics:

●	Value is a measure of the relative value of a company using metrics such as revenue, cash flow, and income;

●	Quality is a measure of the financial performance of a company, typically measured by the stability of its earnings and cash flows, along with the strength of its balance sheet;

●	Momentum is a measure of the rate of change in the price of securities over time; and

●	Sentiment is a measure of the prevailing attitudes of investors related to anticipated price movements in the market.

Within the fixed income portion of the strategy, the Adviser uses a combination of quantitative models that seek to measure the relative risks and opportunities of each fixed income market segment based upon economic, market, currency and technical data, and the Adviser’s own assessment of economic and market conditions, to create an optimal allocation of the Fund’s assets among various segments of the fixed income market. After sector allocations are made, the Adviser uses traditional due diligence, and performance analysis to identify investments for the Fund’s portfolio.

The Fund utilizes several defensive tactics to reduce or eliminate its position in common stocks and underlying equity funds in order to attempt to reduce the risk of loss when the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards. Consistent with its Principal Investment Strategies, the Fund may shift equity holdings to fixed income securities of any maturity and of any credit rating (including unrated and high yield fixed income securities) and cash equivalent securities. The Fund may invest in underlying fixed income funds that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts. The Fund may also buy or sell derivatives, including domestic or international stock index futures or options and option spreads on index future contracts. An option spread is a strategy where the Fund buys two different options on an index, but with different prices or expirations, in order to hedge against declines in equity market value. The use of these techniques may not protect against market declines and may limit the Fund’s participation in market gains, particularly in volatile market conditions.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Trustees of the Meeder Funds without shareholder approval.

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Asset-backed Securities Risk. These types of securities are subject to the risks affecting fixed income securities generally and may be particularly volatile. In addition, the value of these securities will be influenced by factors affecting markets from which the collateral is drawn. Some of these securities may receive little or no collateral protection from the underlying assets. The impairment of the value of assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. In addition, the structure of some of these securities is complex and there may be less available information than for other types of securities.

Common Stock Risk. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Foreign Investment Risk. Investments in foreign issuers, whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers may not be subject to uniform accounting, auditing and financial standards like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. Trade tensions and economic sanctions on individuals or companies can also contribute to market volatility. Additionally, currency fluctuations may affect the value of foreign investments.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with an underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact. This risk could cause an underlying fund to lose more than the principal amount invested.

Emerging Markets Risk. Investing in emerging markets magnifies the risks inherent in foreign investments. These risks include exposure to economic structures that are generally less diverse and mature than found in developed markets, limited availability of reliable information material to an investment decision, exposure to political systems that may be less stable than those of developed countries, and greater exposure to foreign currency fluctuations. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying mutual funds, ETFs, and unit investment trusts, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to the value of the securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it hard for the Fund to buy and sell shares. Many closed-end funds also utilize leverage, which can expose the Fund to greater risk of significant changes in the closed-end funds’ share prices and will require payment of interest or dividend expenses, reducing the closed-end fund’s overall return.

Convertible Securities Risk. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock or may be exposed to the interest rate or credit.

Exchange Traded Fund and Index Fund Risk. Index funds and ETFs that track an index will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Inflation-Linked Debt Securities Risk. The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition of the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Liquidity Risk. Reduced liquidity affecting an individual security, or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. Armed conflicts, the responses and sanctions by other countries and the potential for wider conflict can have adverse effects on regional and global supply chain and negatively impact global growth and inflation. The occurrence of these types of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. These events and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the Fund’s performance could be impacted.

Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

Small-Capitalization Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Options Strategy Risk. The Fund may buy and sell options as a defensive tactic, to earn income, or to adjust exposure to the markets. As the buyer of a call or put option, the Fund may lose the entire premium paid for the option if the value of the security underlying the option does not rise above the call strike price, or fall below the put strike price, which means the option will expire worthless. As a seller (writer) of a call or put option, the Fund will tend to lose money if the value of the underlying security rises above the call strike price or falls below the put strike price. The Fund’s losses are potentially large in written put or call transactions. The Fund may also use an option spread or option straddle strategy. These strategies may not perform as expected and could expose the Fund to potentially large losses.

Portfolio Turnover Risk. The Fund may actively trade portfolio securities to achieve its investment objective, and active trading may be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, the value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

PERFORMANCE

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. The table shows how the Fund’s average annual total returns for various periods compare with a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information is available by visiting www.meederinvestment.com.

Best Quarter:	4th Qtr. 2020	12.18%
Worst Quarter:	1st Qtr. 2020	-19.43%

Average Annual Total Returns as of 12/31/24

The following table illustrates the average annual return before taxes for the Fund’s three available share classes. After tax returns are shown for the Fund’s Retail Class shares. After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for other available share classes will vary from the returns shown for the Retail Share Class.

	Share Class Inception Date	One Year	Five Years	Ten Years
Global Allocation Fund Return Before Taxes – Institutional Class	10/31/2016	9.44%	5.33%	5.00%
Global Allocation Fund Return Before Taxes – Adviser Class	10/31/2016	9.42%	5.30%	4.92%
Global Allocation Fund Return Before Taxes – Retail Class	1/31/2006	9.02%	4.89%	4.62%
Global Allocation Fund Return After Taxes on Distributions – Retail Class		5.14%	3.19%	3.39%
Global Allocation Fund Return After Taxes on Distributions and Sale of Fund Shares – Retail Class		6.79%	3.40%	3.31%
Russell 3000 Index (Reflects No Deduction for Fees, Expenses or Taxes)		23.81%	13.86%	12.55%
Morningstar Global Allocation Index (Reflects No Deductions for Fees, Expenses, or Taxes)		9.78%	5.45%	6.01%

Performance attributed to the Adviser and Institutional Class shares prior to inception of the class is that of the original Retail Class shares. No adjustment has been made to reflect class-specific distribution or servicing fees. The Fund’s name was changed to the Global Allocation Fund on November 20, 2017. Performance prior to that date reflects the Fund’s former investment strategy, which was focused on equity investments in global securities.

The Russell 3000 Index is a broad-based market capitalization-weighted index of the 3,000 largest companies in the U.S. equity market. The Morningstar Global Allocation Index, which represents a multi-asset portfolio of 60% global equities and 40% global bonds, reflects the returns of the market in which the Fund invests.

PORTFOLIO MANAGEMENT

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since January 2006
Joseph Bell, Portfolio Manager since March 2018
Aneep Maniar, Portfolio Manager since September 2023

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares.

BALANCED FUND

INVESTMENT OBJECTIVE

The investment objective of the Balanced Fund (the “Fund”) is to provide income and long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	INSTITUTIONAL CLASS	ADVISER CLASS	RETAIL CLASS
Management Fees	0.68%	0.68%	0.68%
Distribution/Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.38%	0.30%	0.42%
Acquired Fund Fees and Expenses[1]	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.21%	1.13%	1.50%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$123	$384	$665	$1,466
Adviser	$115	$359	$622	$1,375
Retail	$153	$474	$818	$1,791

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 247% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common and preferred stocks, as well as fixed income securities. The Fund may also invest in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds and unit investment trusts. The Fund may invest in index funds and index-based investments.

The Fund may also invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities.

Under normal circumstances, the Fund will have a minimum of 30% and a maximum of 70% of its net assets invested in equity securities or underlying funds investing in equity securities. For the equity portion of the portfolio, the Fund may select growth- or value-oriented investments (including specific sectors), without limitation to market capitalization range or geographic region including investments in emerging markets. The Fund will also have a minimum of 30% and a maximum of 70% of its net assets invested in fixed income securities. For the fixed income portion of the portfolio, the Fund may invest in securities of governments throughout the world (including the United States and emerging markets), their agencies and instrumentalities, cash equivalents, income-producing securities including domestic and foreign investment grade and below investment grade bonds, structured instruments (debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), asset-backed securities, inflation-linked securities, commercial paper, certificates of deposit, banker’s acceptances and other bank obligations, money market funds, repurchase agreements, and derivatives, such as futures contracts, options, and swaps. The Fund may invest in fixed income securities of any maturity, and of any credit rating (including unrated securities). In addition, for the fixed income portion of the portfolio, the Fund may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds.” The Fund may also invest in fixed income investment companies that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investments trusts.

Within the equity portion of the strategy, Meeder Asset Management, Inc. (the “Adviser”) continually evaluates style, market capitalization, sector rotation, and international positions, by utilizing a series of quantitative models to perform fundamental and technical analysis, in order to identify opportunities that have the best attributes for outperformance. Individual equity selection is driven by the Adviser’s quantitative model that evaluates securities based on exposure to value, quality, momentum, and sentiment characteristics:

●	Value is a measure of the relative value of a company using metrics such as revenue, cash flow, and income;

●	Quality is a measure of the financial performance of a company, typically measured by the stability of its earnings and cash flows, along with the strength of its balance sheet;

●	Momentum is a measure of the rate of change in the price of securities over time; and

●	Sentiment is a measure of the prevailing attitudes of investors related to anticipated price movements in the market.

Within the fixed income portion of the strategy, the Adviser uses a combination of quantitative models that seek to measure the relative risks and opportunities of each fixed income market segment based upon economic, market, currency and technical data, and the Adviser’s own assessment of economic and market conditions, to create an optimal allocation of the Fund’s assets among various segments of the fixed income market. After sector allocations are made, the Adviser uses a combination of traditional due diligence, and performance analysis to identify investments for the Fund’s portfolio.

The Fund utilizes several defensive tactics to reduce or eliminate its position in common stocks and underlying equity funds in order to attempt to reduce the risk of loss when the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards. Consistent with its Principal Investment Strategies, the Fund may shift equity holdings to fixed income securities of any maturity and of any credit rating (including unrated and high yield fixed income securities.

The Fund may invest in underlying fixed income funds that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts. The Fund may also buy or sell derivatives, including domestic or international stock index futures or options and option spreads on index future contracts. An option spread is a strategy where the Fund buys two different options on an index, but with different prices or expirations, in order to hedge against declines in equity market value. The use of these techniques may not protect against market declines and may limit the Fund’s participation in market gains, particularly in volatile market conditions.

The Fund addresses asset allocation decisions by adjusting the mix of stocks, bonds and cash in the Fund, within the parameters described above. When the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards, the Fund will reduce its position in underlying equity securities and underlying equity funds in order to attempt to minimize the risk of loss of capital. The Fund may also reduce its equity exposure by selling short stock index futures contracts. The Fund’s goal is to minimize losses during high-risk market environments and to provide attractive returns during low-risk markets.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Trustees of the Meeder Funds without shareholder approval.

PRINCIPAL RISKS

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Asset-backed Securities Risk. These types of securities are subject to the risks affecting fixed income securities generally and may be particularly volatile. In addition, the value of these securities will be influenced by factors affecting markets from which the collateral is drawn. Some of these securities may receive little or no collateral protection from the underlying assets. The impairment of the value of assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. In addition, the structure of some of these securities is complex and there may be less available information than for other types of securities.

Common Stock Risk. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Foreign Investment Risk. Investments in foreign issuers, whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers may not be subject to uniform accounting, auditing and financial standards like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. Trade tensions and economic sanctions on individuals or companies can also contribute to market volatility. Additionally, currency fluctuations may affect the value of foreign investments.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with an underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact. This risk could cause an underlying fund to lose more than the principal amount invested.

Emerging Markets Risk. Investing in emerging markets magnifies the risks inherent in foreign investments. These risks include exposure to economic structures that are generally less diverse and mature than found in developed markets, limited availability of reliable information material to an investment decision, exposure to political systems that may be less stable than those of developed countries, and greater exposure to foreign currency fluctuations. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying mutual funds, ETFs, and unit investment trusts, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to the value of the securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it hard for the Fund to buy and sell shares. Many closed-end funds also utilize leverage, which can expose the Fund to greater risk of significant changes in the closed-end funds’ share prices and will require payment of interest or dividend expenses, reducing the closed-end fund’s overall return.

Exchange Traded Fund and Index Fund Risk. Index funds and ETFs that track an index will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Growth Style Risk. Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Inflation-Linked Debt Securities Risk. The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. Armed conflicts, the responses and sanctions by other countries and the potential for wider conflict can have adverse effects on regional and global supply chain and negatively impact global growth and inflation. The occurrence of these types of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. These events and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the Fund’s performance could be impacted.

Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

Small-Capitalization Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Options Strategy Risk. The Fund may buy and sell options as a defensive tactic, to earn income, or to adjust exposure to the markets. As the buyer of a call or put option, the Fund may lose the entire premium paid for the option if the value of the security underlying the option does not rise above the call strike price, or fall below the put strike price, which means the option will expire worthless. As a seller (writer) of a call or put option, the Fund will tend to lose money if the value of the underlying security rises above the call strike price or falls below the put strike price. The Fund’s losses are potentially large in written put or call transactions. The Fund may also use an option spread or option straddle strategy. These strategies may not perform as expected and could expose the Fund to potentially large losses.

Portfolio Turnover Risk. The Fund may actively trade portfolio securities to achieve its investment objective, and active trading may be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, the value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

Short Sale Risk. The Fund may sell a security short (i.e. sell a security it does not own) and borrow a security to complete the sale. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to close out the short position. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short-sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay the principal on its sovereign debt. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

PERFORMANCE

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. The table shows how the Fund’s average annual total returns for various periods compare with a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information is available by visiting www.meederinvestment.com.

Best Quarter:	4th Qtr. 2020	8.57%
Worst Quarter:	1st Qtr. 2020	-13.54%

Average Annual Total Returns as of 12/31/24

The following table illustrates the average annual return before taxes for the Fund’s three available share classes. After tax returns are shown for the Fund’s Retail Class shares. After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for other available share classes will vary from the returns shown for the Retail Share Class.

	Share Class Inception Date	One Year	Five Years	Ten Years
Balanced Fund Return Before Taxes – Institutional Class	10/31/2016	12.15%	6.23%	5.53%
Balanced Fund Return Before Taxes – Adviser Class	10/31/2016	12.27%	6.24%	5.49%
Balanced Fund Return Before Taxes – Retail Class	1/31/2006	11.80%	5.84%	5.18%
Balanced Fund Return After Taxes on Distributions – Retail Class		7.74%	4.17%	3.88%
Balanced Fund Return After Taxes on Distributions and Sale of Fund Shares – Retail Class		8.51%	4.12%	3.65%
Russell 3000 Index (Reflects No Deduction for Fees, Expenses or Taxes)		23.81%	13.86%	12.55%
Morningstar Moderate Target Risk Index (Reflects No Deduction for Fees, Expenses or Taxes)		8.27%	5.37%	6.05%

Performance attributed to the Adviser and Institutional Class shares prior to inception of the class is that of the original Retail Class shares. No adjustment has been made to reflect class-specific distribution or servicing fees.

The Russell 3000 Index is a broad-based market capitalization-weighted index of the 3,000 largest companies in the U.S. equity market. The Morningstar Moderate Target Risk Index, which tracks a diversified portfolio of global equities, bonds and inflation-hedged instruments with a 60% allocation to equities, reflects the returns of the market in which the Fund invests.

PORTFOLIO MANAGEMENT

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since January 2006
Joseph Bell, Portfolio Manager since March 2018
Aneep Maniar, Portfolio Manager since September 2023

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares.

MODERATE ALLOCATION FUND

INVESTMENT OBJECTIVE

The investment objective of the Moderate Allocation Fund (the “Fund”) is to provide total return, including capital appreciation, and current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	INSTITUTIONAL CLASS	ADVISER CLASS	RETAIL CLASS
Management Fees	0.60%	0.60%	0.60%
Distribution/Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.43%	0.35%	0.49%
Acquired Fund Fees and Expenses[1]	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.26%	1.18%	1.57%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses would be the same if you chose not to sell your shares at the end of the time period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$128	$400	$692	$1,523
Adviser	$120	$375	$649	$1,432
Retail	$160	$496	$855	$1,867

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 199% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common and preferred stocks, as well as fixed income securities. The Fund may also invest in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. In addition, the Fund may invest in index funds and index-based investments, such as Standard & Poor’s Depositary Receipts (SPDRs).

Under normal circumstances, the Fund will have a maximum of 50% of its net assets invested in equity securities or underlying funds investing in equity securities. For the equity portion of the portfolio, the Fund may select growth- or value-oriented investments (including specific sectors), without limitation to market capitalization range or geographic region, including emerging markets.

The Fund will also have a minimum of 50% of its net assets invested in fixed income securities. For the fixed income portion of the portfolio, the Fund may invest in securities of governments throughout the world (including the United States and emerging markets), their agencies and instrumentalities, cash and cash equivalents, income-producing securities including domestic and foreign investment grade and non-investment grade bonds, structured instruments (debt securities issued by agencies of the United States Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), asset-backed securities, inflation-linked securities, commercial paper, certificates of deposit, banker’s acceptances and other bank obligations, money market funds, and repurchase agreements. The Fund may invest in fixed income securities of any maturity, and of any credit rating (including unrated securities). In addition, for the fixed income portion of the portfolio, the Fund may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds.” The Fund may also invest in fixed income investment companies that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investments trusts.

Within the equity portion of the strategy, Meeder Asset Management, Inc. (the “Adviser”), continually evaluates style, market capitalization, sector rotation, and international positions by utilizing a series of quantitative models to perform fundamental and technical analysis in order to identify opportunities that have the best attributes for outperformance. Individual equity selection is driven by the Adviser’s quantitative model that evaluates securities based on exposure to value, quality, momentum, and sentiment characteristics:

●	Value is a measure of the relative value of a company using metrics such as revenue, cash flow, and income;

●	Quality is a measure of the financial performance of a company, typically measured by the stability of its earnings and cash flows, along with the strength of its balance sheet;

●	Momentum is a measure of the rate of change in the price of securities over time; and

●	Sentiment is a measure of the prevailing attitudes of investors related to anticipated price movements in the market.

Within the fixed income portion of the strategy, Meeder Asset Management, Inc. (the “Adviser”), uses a combination of quantitative models that seek to measure the relative risks and opportunities of each fixed income market segment based upon economic, market, currency and technical data and the Adviser’s own assessment of economic and market conditions to create an optimal allocation of the Fund’s assets among various segments of the fixed income market. After sector allocations are made, the Adviser uses a combination of traditional due diligence, and performance analysis to identify investments for the Fund’s portfolio.

The Fund utilizes several defensive tactics to reduce or eliminate its position in common stocks and underlying equity funds in order to attempt to reduce the risk of loss when the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards. The Fund may shift equity holdings to fixed income securities of any maturity and of any credit rating (including unrated and high yield fixed income securities) and cash equivalent securities. The Fund may invest in underlying fixed income funds that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts. The Fund may also buy or sell derivatives, including domestic or international stock index futures or options and option spreads on index future contracts. An option spread is a strategy where the Fund buys two different options on an index, but with different prices or expirations, in order to hedge against declines in equity market value. The use of these techniques may not protect against market declines and may limit the Fund’s participation in market gains, particularly in volatile market conditions.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Trustees of the Meeder Funds without shareholder approval.

PRINCIPAL RISKS

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Asset-backed Securities Risk. These types of securities are subject to the risks affecting fixed income securities generally and may be particularly volatile. In addition, the value of these securities will be influenced by factors affecting markets from which the collateral is drawn. Some of these securities may receive little or no collateral protection from the underlying assets. The impairment of the value of assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. In addition, the structure of some of these securities is complex and there may be less available information than for other types of securities.

Common Stock Risk. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Foreign Investment Risk. Investments in foreign issuers, whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers may not be subject to uniform accounting, auditing and financial standards like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. Trade tensions and economic sanctions on individuals or companies can also contribute to market volatility. Additionally, currency fluctuations may affect the value of foreign investments.

Emerging Markets Risk. Investing in emerging markets magnifies the risks inherent in foreign investments. These risks include exposure to economic structures that are generally less diverse and mature than found in developed markets, limited availability of reliable information material to an investment decision, exposure to political systems that may be less stable than those of developed countries, and greater exposure to foreign currency fluctuations. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying mutual funds, ETFs, and unit investment trusts, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to the value of the securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it hard for the Fund to buy and sell shares. Many closed-end funds also utilize leverage, which can expose the Fund to greater risk of significant changes in the closed-end funds’ share prices and will require payment of interest or dividend expenses, reducing the closed-end fund’s overall return.

Exchange Traded Fund and Index Fund Risk. Index funds and ETFs that track an index will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Growth Style Risk. Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Inflation-Linked Debt Securities Risk. The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Liquidity Risk. Reduced liquidity affecting an individual security, or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. Armed conflicts, the responses and sanctions by other countries and the potential for wider conflict can have adverse effects on regional and global supply chain and negatively impact global growth and inflation. The occurrence of these types of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. These events and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the Fund’s performance could be impacted.

Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

Small-Capitalization Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Options Strategy Risk. The Fund may buy and sell options as a defensive tactic, to earn income, or to adjust exposure to the markets. As the buyer of a call or put option, the Fund may lose the entire premium paid for the option if the value of the security underlying the option does not rise above the call strike price, or fall below the put strike price, which means the option will expire worthless. As a seller (writer) of a call or put option, the Fund will tend to lose money if the value of the underlying security rises above the call strike price or falls below the put strike price. The Fund’s losses are potentially large in written put or call transactions. The Fund may also use an option spread or option straddle strategy. These strategies may not perform as expected and could expose the Fund to potentially large losses.

Portfolio Turnover Risk. The Fund may actively trade portfolio securities to achieve its investment objective, and active trading may be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, the value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

PERFORMANCE

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. The table shows how the Fund’s average annual total returns for various periods compare with a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information is available by visiting www.meederinvestment.com.

Best Quarter:	4th Qtr. 2023	8.07%
Worst Quarter:	1st Qtr. 2020	-10.38%

Average Annual Total Returns as of 12/31/24

The following table illustrates the average annual return before taxes for the Fund’s three available share classes. After tax returns are shown for the Fund’s Retail Class shares. After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for other available share classes will vary from the returns shown for the Retail Share Class.

	Share Class Inception Date	One Year	Five Years	Since Inception
Moderate Allocation Fund Return Before Taxes – Institutional Class	10/31/2016	9.53%	4.79%	5.91%
Moderate Allocation Fund Return Before Taxes – Adviser Class	10/31/2016	9.66%	4.85%	5.90%
Moderate Allocation Fund Return Before Taxes – Retail Class	6/30/2015	9.24%	4.42%	5.57%
Moderate Allocation Fund Return After Taxes on Distributions – Retail Class		7.12%	3.18%	4.33%
Moderate Allocation Fund Return After Taxes on Distributions and Sale of Fund Shares – Retail Class		6.11%	3.06%	3.93%
Bloomberg U.S. Aggregate Bond Index		1.25%	-0.33%	1.43%
Morningstar Moderately Conservative Target Risk Index (Reflects No Deduction for Fees, Expenses or Taxes)		6.40%	3.88%	6.27%

Performance attributed to the Adviser and Institutional Class shares prior to inception of the class is that of the original Retail Class shares. No adjustment has been made to reflect class-specific distribution or servicing fees. The Fund’s name was changed to the Moderate Allocation Fund on November 20, 2017. Performance prior to that date reflects the Fund’s former investment strategy, which focused on dividend paying equity securities.

The Bloomberg U.S. Aggregate Bond Index is a broad-based market capitalization-weighted index of intermediate term investment-grade fixed income securities in the U.S. bond market. The Morningstar Moderately Conservative Target Risk Index, which tracks a diversified portfolio of global equities, bonds and inflation-hedged instruments with a 40% allocation to equities, reflects the returns of the market in which the Fund invests.

PORTFOLIO MANAGEMENT

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since June 2015
Joseph Bell, Portfolio Manager since March 2018
Aneep Maniar, Portfolio Manager since September 2023

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares.

CONSERVATIVE ALLOCATION FUND

INVESTMENT OBJECTIVE

The investment objective of the Conservative Allocation Fund (the “Fund”) is to provide income and long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	INSTITUTIONAL CLASS	ADVISER CLASS	RETAIL CLASS
Management Fees	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.46%	0.39%	0.48%
Acquired Fund Fees and Expenses[1]	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.27%	1.20%	1.54%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$129	$403	$697	$1,534
Adviser	$122	$381	$660	$1,455
Retail	$157	$486	$839	$1,834

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 166% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common and preferred stocks, as well as fixed income securities. The Fund may also invest in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. In addition, the Fund may invest in index funds and index-based investments, such as Standard & Poor’s Depositary Receipts (SPDRs), and may invest directly in, or in underlying funds investing in, futures contracts and options on futures contracts.

Under normal circumstances, the Fund will have a maximum of 30% of its net assets invested in equity securities or underlying funds investing in equity securities. For the equity portion of the portfolio, the Fund may select growth- or value-oriented investments (including specific sectors), without limitation to market capitalization range or geographic region, including emerging markets.

The Fund will also have a minimum of 70% of its net assets invested in fixed income securities. For the fixed income portion of the portfolio, the Fund may invest in securities of governments throughout the world (including the United States and emerging markets), their agencies and instrumentalities, cash and cash equivalents, income-producing securities including domestic and foreign investment grade and non-investment grade bonds, structured instruments (debt securities issued by agencies of the United States Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), asset-backed securities, inflation-linked securities, commercial paper, certificates of deposit, banker’s acceptances and other bank obligations, money market funds, repurchase agreements, and derivatives, such as futures contracts, options, and swaps. The Fund may invest in fixed income securities of any maturity, and of any credit rating (including unrated securities). In addition, for the fixed income portion of the portfolio, the Fund may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds.” The Fund may also invest in fixed income investment companies that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investments trusts. With respect to both the equity and fixed income portions of the portfolios, the Fund does not concentrate in any particular industry or sector.

Additionally, the Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts.

These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities.

Within the equity portion of the strategy, Meeder Asset Management, Inc. (the “Adviser”) continually evaluates style, market capitalization, sector rotation, and international positions by utilizing a series of quantitative models to perform fundamental and technical analysis in order to identify opportunities that have the best attributes for outperformance. Individual equity selection is driven by the Adviser’s quantitative model that evaluates securities based on exposure to value, quality, momentum, and sentiment characteristics.

●	Value is a measure of the relative value of a company using metrics such as revenue, cash flow, and income;

●	Quality is a measure of the financial performance of a company, typically measured by the stability of its earnings and cash flows, along with the strength of its balance sheet;

●	Momentum is a measure of the rate of change in the price of securities over time; and

●	Sentiment is a measure of the prevailing attitudes of investors related to anticipated price movements in the market.

Within the fixed income portion of the strategy, the Adviser uses a combination of quantitative models that seek to measure the relative risks and opportunities of each fixed income market segment based upon economic, market, currency and technical data and the Adviser’s own assessment of economic and market conditions to create an optimal allocation of the Fund’s assets among various segments of the fixed income market. After sector allocations are made, the Adviser uses a combination of traditional due diligence, and performance analysis to identify investments for the Fund’s portfolio.

The Fund utilizes several defensive tactics to reduce or eliminate its position in common stocks and underlying equity funds in order to attempt to reduce the risk of loss when the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards. The Fund may shift equity holdings to fixed income securities of any maturity and of any credit rating (including unrated and high yield fixed income securities) and cash equivalent securities. The Fund may invest in underlying fixed income funds that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts. The Fund may also buy or sell derivatives, including domestic or international stock index futures or options and option spreads on index future contracts. An option spread is a strategy where the Fund buys two different options on an index, but with different prices or expirations, in order to hedge against declines in equity market value. The use of these techniques may not protect against market declines and may limit the Fund’s participation in market gains, particularly in volatile market conditions.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Trustees of the Meeder Funds without shareholder approval.

PRINCIPAL RISKS

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Asset-backed Securities Risk. These types of securities are subject to the risks affecting fixed income securities generally and may be particularly volatile. In addition, the value of these securities will be influenced by factors affecting markets from which the collateral is drawn. Some of these securities may receive little or no collateral protection from the underlying assets. The impairment of the value of assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. In addition, the structure of some of these securities is complex and there may be less available information than for other types of securities.

Common Stock Risk. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Foreign Investment Risk. Investments in foreign issuers, whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers may not be subject to uniform accounting, auditing and financial standards like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. Trade tensions and economic sanctions on individuals or companies can also contribute to market volatility. Additionally, currency fluctuations may affect the value of foreign investments.

Emerging Markets Risk. Investing in emerging markets magnifies the risks inherent in foreign investments. These risks include exposure to economic structures that are generally less diverse and mature than found in developed markets, limited availability of reliable information material to an investment decision, exposure to political systems that may be less stable than those of developed countries, and greater exposure to foreign currency fluctuations. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with an underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact. This risk could cause an underlying fund to lose more than the principal amount invested.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond) without limitation. Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying mutual funds, ETFs, and unit investment trusts, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to the value of the securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it hard for the Fund to buy and sell shares. Many closed-end funds also utilize leverage, which can expose the Fund to greater risk of significant changes in the closed-end funds’ share prices and will require payment of interest or dividend expenses, reducing the closed-end fund’s overall return.

Exchange Traded Fund and Index Fund Risk. Index funds and ETFs that track an index will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Growth Style Risk. Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Inflation-Linked Debt Securities Risk. The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Liquidity Risk. Reduced liquidity affecting an individual security, or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. Armed conflicts, the responses and sanctions by other countries and the potential for wider conflict can have adverse effects on regional and global supply chain and negatively impact global growth and inflation. The occurrence of these types of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. These events and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the Fund’s performance could be impacted.

Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

Small-Capitalization Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Options Strategy Risk. The Fund may buy and sell options as a defensive tactic, to earn income, or to adjust exposure to the markets. As the buyer of a call or put option, the Fund may lose the entire premium paid for the option if the value of the security underlying the option does not rise above the call strike price, or fall below the put strike price, which means the option will expire worthless. As a seller (writer) of a call or put option, the Fund will tend to lose money if the value of the underlying security rises above the call strike price or falls below the put strike price. The Fund’s losses are potentially large in written put or call transactions. The Fund may also use an option spread or option straddle strategy. These strategies may not perform as expected and could expose the Fund to potentially large losses.

Portfolio Turnover Risk. The Fund may actively trade portfolio securities to achieve its investment objective, and active trading may be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, the value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

PERFORMANCE

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. The table shows how the Fund’s average annual total returns for various periods compare with a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information is available by visiting www.meederinvestment.com.

Best Quarter:	2nd Qtr. 2016	9.86%
Worst Quarter:	3rd Qtr. 2015	-12.30%

Average Annual Total Returns as of 12/31/24

The following table illustrates the average annual return before taxes for the Fund’s three available share classes. After tax returns are shown for the Fund’s Retail Class shares. After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for other available share classes will vary from the returns shown for the Retail Share Class.

	Share Class Inception Date	One Year	Five Years	Ten Years
Conservative Allocation Fund Return Before Taxes – Institutional Class	10/31/2016	6.78%	3.43%	3.25%
Conservative Allocation Fund Return Before Taxes – Adviser Class	10/31/2016	6.88%	3.49%	3.24%
Conservative Allocation Fund Return Before Taxes – Retail Class	6/21/1995	6.53%	3.12%	2.99%
Conservative Allocation Fund Return After Taxes on Distributions – Retail Class		5.36%	2.06%	1.37%
Conservative Allocation Fund Return After Taxes on Distributions and Sale of Fund Shares – Retail Class		3.86%	2.02%	1.76%
Bloomberg U.S. Aggregate Bond Index		1.25%	-0.33%	1.35%
Morningstar Conservative Target Risk Index (Reflects No Dedication for Fees, Expenses or Taxes)		3.57%	1.69%	2.86%

Performance attributed to the Adviser and Institutional Class shares prior to inception of the class is that of the original Retail Class shares. No adjustment has been made to reflect class-specific distribution or servicing fees. The Fund’s name was changed to the Conservative Allocation Fund on November 20, 2017. Performance prior to that date reflects the Fund’s former investment strategy, which focused on equity investments in infrastructure companies.

The Bloomberg U.S. Aggregate Bond Index is a broad-based market capitalization-weighted index of intermediate term investment-grade fixed income securities in the U.S. bond market. The Morningstar Conservative Target Risk Index, which tracks a diversified portfolio of global equities, bonds and inflation-hedged instruments with a 20% allocation to equities, reflects the returns of the market in which the Fund invests.

PORTFOLIO MANAGEMENT

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since June 1995
Joseph Bell, Portfolio Manager since March 2018
Aneep Maniar, Portfolio Manager since September 2023

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares.

DYNAMIC ALLOCATION FUND

INVESTMENT OBJECTIVE

The investment objective of the Dynamic Allocation Fund (the “Fund”) is to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	INSTITUTIONAL CLASS	ADVISER CLASS	RETAIL CLASS
Management Fees	0.69%	0.69%	0.69%
Distribution/Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.38%	0.31%	0.39%
Acquired Fund Fees and Expenses[1]	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.16%	1.09%	1.42%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$118	$368	$638	$1,409
Adviser	$111	$347	$601	$1,329
Retail	$145	$449	$776	$1,702

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 304% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in common and preferred stocks, as well as fixed income securities. The Fund also invests in equity investment companies (“underlying funds”), which include foreign and domestic mutual funds, which may invest in emerging markets, as well as in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities. The Fund may also invest in index funds and index-based investments.

Under normal circumstances, the Fund will have a minimum of 80% and a maximum of 95% of its net assets invested in equity securities or underlying funds investing in equity securities. For the equity portion of the portfolio, the Fund may select investments without limitation to market capitalization range or sectors. Under normal circumstances, the Fund will invest 10% to 40% of its net assets in international equity securities or underlying funds primarily investing in international equities, including companies that conduct their principal business activities in emerging markets.

Within the equity portion of the strategy, Meeder Asset Management, Inc. (the “Adviser”) continually evaluates style, market capitalization, sector rotation, and international positions by utilizing a series of quantitative models to perform fundamental and technical analysis in order to identify opportunities that have the best attributes for outperformance.

Individual equity selection is driven by the Adviser’s quantitative model that evaluates securities based on exposure to value, quality, momentum, and sentiment characteristics:

●	Value is a measure of the relative value of a company using metrics such as revenue, cash flow, and income;

●	Quality is a measure of the financial performance of a company, typically measured by the stability of its earnings and cash flows, along with the strength of its balance sheet;

●	Momentum is a measure of the rate of change in the price of securities over time; and

●	Sentiment is a measure of the prevailing attitudes of investors related to anticipated price movements in the market.

Within the fixed income portion of the strategy, the Adviser uses a combination of quantitative models that seek to measure the relative risks and opportunities of each fixed income market segment based upon economic, market, currency and technical data and the Adviser’s own assessment of economic and market conditions to create an optimal allocation of the Fund’s assets among various segments of the fixed income market. After sector allocations are made, the Adviser uses a combination of traditional due diligence and performance analysis to identify investments for the Fund’s portfolio.

Under normal circumstances, the Fund will also have a minimum of 5% and a maximum of 20% of its net assets in fixed income securities of any maturity and of any credit rating (including unrated and high yield fixed income securities, commonly known as “junk bonds”) and cash equivalent securities. The Fund may also invest in underlying fixed income funds that invest in domestic and foreign fixed income securities, including emerging markets, ETFs, closed-end funds, and unit investment trusts.

The following table shows the Fund’s asset allocation ranges:

EQUITY	Total	80 - 95%
	U.S.	55 - 85%
	International	10 - 40%
FIXED INCOME	Total	5 - 20%
	Bonds, Cash and Cash Equivalents	5 - 20%

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Trustees of the Meeder Funds without shareholder approval.

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Common Stock Risk. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Foreign Investment Risk. Investments in foreign issuers, whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers may not be subject to uniform accounting, auditing and financial standards like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. Trade tensions and economic sanctions on individuals or companies can also contribute to market volatility. Additionally, currency fluctuations may affect the value of foreign investments.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with an underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact. This risk could cause an underlying fund to lose more than the principal amount invested.

Emerging Markets Risk. Investing in emerging markets magnifies the risks inherent in foreign investments. These risks include exposure to economic structures that are generally less diverse and mature than found in developed markets, limited availability of reliable information material to an investment decision, exposure to political systems that may be less stable than those of developed countries, and greater exposure to foreign currency fluctuations. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying mutual funds, ETFs, and unit investment trusts, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to the value of the securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it hard for the Fund to buy and sell shares. Many closed-end funds also utilize leverage, which can expose the Fund to greater risk of significant changes in the closed-end funds’ share prices and will require payment of interest or dividend expenses, reducing the closed-end fund’s overall return.

Exchange Traded Fund and Index Fund Risk. Index funds and ETFs that track an index will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Liquidity Risk. Reduced liquidity affecting an individual security, or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. Armed conflicts, the responses and sanctions by other countries and the potential for wider conflict can have adverse effects on regional and global supply chain and negatively impact global growth and inflation. The occurrence of these types of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. These events and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the Fund’s performance could be impacted.

Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

Small-Capitalization Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Options Strategy Risk. The Fund may buy and sell options as a defensive tactic, to earn income, or to adjust exposure to the markets. As the buyer of a call or put option, the Fund may lose the entire premium paid for the option if the value of the security underlying the option does not rise above the call strike price, or fall below the put strike price, which means the option will expire worthless. As a seller (writer) of a call or put option, the Fund will tend to lose money if the value of the underlying security rises above the call strike price or falls below the put strike price. The Fund’s losses are potentially large in written put or call transactions. The Fund may also use an option spread or option straddle strategy. These strategies may not perform as expected and could expose the Fund to potentially large losses.

Portfolio Turnover Risk. The Fund may actively trade portfolio securities to achieve its investment objective, and active trading may be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, the value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

PERFORMANCE

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. The table shows how the Fund’s average annual total returns for various periods compare with a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information is available by visiting www.meederinvestment.com.

Best Quarter:	2nd Qtr. 2020	19.73%
Worst Quarter:	1st Qtr. 2020	-20.13%

Average Annual Total Returns as of 12/31/24

The following table illustrates the average annual return before taxes for the Fund’s three available share classes. After tax returns are shown for the Fund’s Retail Class shares. After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for other available share classes will vary from the returns shown for the Retail Share Class.

	Share Class Inception Date	One Year	Five Years	Ten Years
Dynamic Allocation Fund Return Before Taxes – Institutional Class	10/31/2016	14.41%	10.23%	8.68%
Dynamic Allocation Fund Return Before Taxes – Adviser Class	10/31/2016	14.60%	10.28%	8.66%
Dynamic Allocation Fund Return Before Taxes – Retail Class	2/29/2000	14.16%	9.86%	8.38%
Dynamic Allocation Fund Return After Taxes on Distributions – Retail Class		9.58%	7.57%	6.60%
Dynamic Allocation Fund Return After Taxes on Distributions and Sale of Fund Shares – Retail Class		9.95%	7.11%	6.10%
Russell 3000 Index (Reflects No Deduction for Fees, Expenses or Taxes)		23.81%	13.86%	12.55%
Morningstar Aggressive Target Risk Index (Reflects No Dedication for Fees, Expenses or Taxes)		12.50%	8.25%	8.55%

Performance attributed to the Adviser and Institutional Class shares prior to inception of the class is that of the original Retail Class shares. No adjustment has been made to reflect class-specific distribution or servicing fees.

The Russell 3000 Index is a broad-based market capitalization-weighted index of the 3,000 largest companies in the U.S. equity market. The Morningstar Aggressive Target Risk Index, which tracks a diversified portfolio of global equities, bonds and inflation-hedged instruments with a 95% allocation to equities, reflects the returns of the market in which the Fund invests.

PORTFOLIO MANAGEMENT

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since February 2000
Joseph Bell, Portfolio Manager since March 2018
Aneep Maniar, Portfolio Manager since September 2023

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares.

SECTOR ROTATION FUND

INVESTMENT OBJECTIVE

The investment objective of the Sector Rotation Fund (the “Fund”) is to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	INSTITUTIONAL CLASS	ADVISER CLASS	RETAIL CLASS
Management Fees	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	None	None	0.20%
Other Expenses	0.74%	0.71%	0.73%
Acquired Fund Fees and Expenses[1]	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.58%	1.55%	1.77%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$161	$499	$860	$1,878
Adviser	$158	$490	$845	$1,845
Retail	$180	$557	$959	$2,084

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 283% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund utilizes a sector rotation strategy to identify market sectors offering the greatest investment opportunities. A market sector is a segment of the securities market that groups issuers by industry. Examples include consumer discretionary, health care, information technology, consumer staples, commodities, energy, financials, industrials, materials, real estate, communication services and utilities. Using a proprietary quantitative model, Meeder Asset Management, Inc. (the “Adviser”) rotates Fund assets between and among market sectors, outweighing those sectors considered most promising.

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks or underlying funds investing in equity securities. The Fund will also typically invest between 10% and 40% of its net assets in international equity securities or underlying funds primarily investing in international equities, including companies that conduct their principal business activities in emerging markets. Under normal circumstances, the fund will also invest at least 5% and up to 20% of its net assets in fixed income securities or underlying funds primarily investing in domestic and foreign fixed income securities of any maturity and of any credit rating (including unrated and high yield fixed income securities, commonly known as “junk bonds”), exchange traded funds (“ETFs”), closed-end funds, unit investment trusts and cash equivalent securities.

The Fund may also invest directly in derivatives, such as options and futures contracts, including domestic or international stock index futures or options and option spreads on index future contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to hedge all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities. The use of these techniques may not protect against market declines and may limit the Fund’s participation in market gains, particularly in volatile market conditions.

Individual U.S. equity securities held in the Fund are intended to target the desired allocation of each respective U.S. sector based on the Advisor’s quantitative models. These sector rotation models utilize a multi-factor approach, including relative price trends within and between sectors, energy prices, interest rates, monetary policy expectations, and market risk, among others.

There are no investment limitations on the market capitalization range or geographic region. Depending on the Adviser’s assessment of market conditions, the Fund may adjust the market capitalization or geographic balance of the portfolio by investing in derivatives, mutual funds or exchange traded funds that provide exposure to the desired market segment.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Trustees of the Meeder Funds without shareholder approval.

PRINCIPAL RISKS

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to the value of the securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it hard for the Fund to buy and sell shares. Many closed-end funds also utilize leverage, which can expose the Fund to greater risk of significant changes in the closed-end fund’s share prices and will require payment of interest or dividend expenses, reducing the closed-end fund’s overall return.

Common Stock Risk. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Emerging Markets Risk. Investing in emerging markets magnifies the risks inherent in foreign investments. These risks include exposure to economic structures that are generally less diverse and mature than found in developed markets, limited availability of reliable information material to an investment decision, exposure to political systems that may be less stable than those of developed countries, and greater exposure to foreign currency fluctuations. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Foreign Investment Risk. Investments in foreign issuers, whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers may not be subject to uniform accounting, auditing and financial standards like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. Trade tensions and economic sanctions on individuals or companies can also contribute to market volatility. Additionally, currency fluctuations may affect the value of foreign investments.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with an underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact. This risk could cause an underlying fund to lose more than the principal amount invested.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying mutual funds, ETFs, and unit investment trusts, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Exchange Traded Fund and Index Fund Risk. Index funds and ETFs that track an index will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Liquidity Risk. Reduced liquidity affecting an individual security, or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. Armed conflicts, the responses and sanctions by other countries and the potential for wider conflict can have adverse effects on regional and global supply chain and negatively impact global growth and inflation. The occurrence of these types of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. These events and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the Fund’s performance could be impacted.

Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

Small-Capitalization Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Options Strategy Risk. The Fund may buy and sell options as a defensive tactic, to earn income, or to adjust exposure to the markets. As the buyer of a call or put option, the Fund may lose the entire premium paid for the option if the value of the security underlying the option does not rise above the call strike price, or fall below the put strike price, which means the option will expire worthless. As a seller (writer) of a call or put option, the Fund will tend to lose money if the value of the underlying security rises above the call strike price or falls below the put strike price. The Fund’s losses are potentially large in written put or call transactions. The Fund may also use an option spread or option straddle strategy. These strategies may not perform as expected and could expose the Fund to potentially large losses.

Portfolio Turnover Risk. The Fund may actively trade portfolio securities to achieve its investment objective, and active trading may be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Sector Rotation Risk. By overweighting some market sectors over others, the Fund may be more susceptible to financial market or economic events affecting issuers and industries within those sectors. As a result, the Fund may experience more volatility than mutual funds that do not emphasize investments in particular sectors and the Fund may experience greater risk of loss due to financial market or economic events that affect a particular sector the fund has emphasized.

PERFORMANCE

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. The table shows how the Fund’s average annual total returns for various periods compare with a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information is available by visiting www.meederinvestment.com.

Best Quarter:	2nd Qtr. 2020	23.49%
Worst Quarter:	1st Qtr. 2020	-40.25%

Average Annual Total Returns as of 12/31/24

The following table illustrates the average annual return before taxes for the Fund’s three available share classes. After tax returns are shown for the Fund’s Retail Class shares. After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for other available share classes will vary from the returns shown for the Retail Share Class.

	Share Class Inception Date	One Year	Five Years	Ten Years
Sector Rotation Fund Return Before Taxes – Institutional Class	10/31/2016	12.42%	6.10%	6.08%
Sector Rotation Fund Return Before Taxes – Adviser Class	10/31/2016	12.47%	6.12%	6.04%
Sector Rotation Fund Return Before Taxes – Retail Class	3/20/1985	12.20%	5.89%	5.87%
Sector Rotation Fund Return After Taxes on Distributions – Retail Class		7.54%	3.83%	4.13%
Sector Rotation Fund Return After Taxes on Distributions and Sale of Fund Shares – Retail Class		10.37%	4.31%	4.19%
Russell 3000 Index (Reflects No Deduction for Fees, Expenses or Taxes)		23.81%	13.86	12.55%
Morningstar Aggressive Target-Risk Index (Reflects No Dedication for Fees, Expenses or Taxes)		12.50%	8.25%	8.55%

Performance attributed to the Adviser and Institutional Class shares prior to inception of the class is that of the original Retail Class shares. No adjustment has been made to reflect class-specific distribution or servicing fees. The Fund’s name was changed from Quantex Fund to the Sector Rotation Fund on April 1, 2024. Performance prior to that date reflects the Fund’s former investment strategy, which focused on equity investments in mid capitalization companies.

The Russell 3000 Index is a broad-based market capitalization-weighted index of the 3,000 largest companies in the U.S. equity market. The Morningstar Aggressive Target Risk Index is an index that tracks a diversified portfolio of global equities, bonds and inflation-hedged instruments with a 95% allocation to equities, which reflects the returns of the market in which the Fund invests.

PORTFOLIO MANAGEMENT

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since August 1988
Joseph Bell, Portfolio Manager since March 2018

Sean Allen, Portfolio Manager since January 2025

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares.

TACTICAL INCOME FUND

INVESTMENT OBJECTIVE

The investment objective of the Tactical Income Fund (the “Fund”) is to provide long-term total return and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	INSTITUTIONAL CLASS	ADVISER CLASS	RETAIL CLASS
Management Fees	0.40%	0.40%	0.40%
Distribution/Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.49%	0.43%	0.52%
Acquired Fund Fees and Expenses[1]	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.38%	1.32%	1.66%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$140	$437	$755	$1,657
Adviser	$134	$418	$723	$1,590
Retail	$169	$523	$902	$1,965

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the current year, the Fund’s portfolio turnover rate was 222% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests at least 80% of its net assets in fixed income securities, principally mutual and exchange traded funds that invest in domestic and foreign fixed income securities. Fixed income securities utilized by the Fund include bonds and other instruments issued by the U.S. government, municipal governments, foreign governments, government agencies or instrumentalities, U.S. and foreign corporations, including mortgage and asset-backed securities, inflation protected securities, convertible bonds, structured instruments, commercial paper, certificates of deposit, money market funds and repurchase agreements.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest in fixed income securities of any duration and may utilize derivative investments that provide exposure to fixed income securities. Meeder Asset Management Inc. (the “Adviser”) utilizes a quantitative model to assist in managing the duration of the Fund’s investment portfolio. Duration is a measure of a debt instrument’s interest-rate sensitivity. The longer a debt instrument’s duration, the more sensitive the instrument is to shifts in interest rates. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. For example, if rates were to rise 1%, a bond or debt instrument with a 5-year average duration would likely lose approximately 5% of its value. Under normal circumstances, the average portfolio duration of the fixed income securities held by the Fund will not exceed ten years. The Fund may also have a negative duration. Average portfolio duration will change depending on the Adviser’s interest rate expectations and outlook on changing market, economic, and political conditions.

The Fund may invest in fixed income securities of any credit quality, including below-investment grade securities (“high-yield” or “junk bonds”), including distressed debt. The Fund may also invest in non-U.S. denominated securities (“foreign securities”), including securities from issuers in countries whose economies are less developed (“emerging markets”). Foreign securities include securities issued by non-U.S. denominated governments, foreign government agencies, and corporations located in foreign or emerging markets.

The Fund may invest in derivative instruments, such as options, futures contracts, foreign forward currency exchange contracts, interest rate futures or swaps, and credit default swaps. When utilizing derivatives, the Fund may purchase or sell long or short positions or create leverage. Derivative transactions may be used to enhance the Fund’s returns or liquidity, to obtain efficient exposure to certain market segments, and to adjust the duration of the portfolio.

The Fund may purchase shares of fixed income mutual funds, exchange traded funds, closed-end funds and unit investment trusts to provide efficient and diversified exposure to domestic, foreign or emerging market segments, including inverse and leveraged ETFs and affiliated money market funds. The Fund may also invest up to 20% of its net assets in equity securities, including preferred stock, convertible securities, common stocks and real estate investment trusts (“REITs”).

The Adviser employs a tactical investment strategy with a flexible asset allocation structure. The Fund can and will adjust its allocation of investments in response to changing trends in various market segments. The Fund will invest in specific fixed income market segments when the quantitative models signal a favorable market trend in combination with the Adviser’s own assessment of economic and market conditions to create an optimal allocation of the Fund’s assets. The Adviser may shift the Fund’s investments between fixed income market segments across the credit quality spectrum, including U.S. government securities, high yield securities, and cash or its equivalents.

Investment selection is primarily driven by proprietary quantitative models that evaluate macroeconomic and segment-specific technical factors to identify market trends and measure the relative risks and opportunities of each fixed income market segment. When selecting fixed income securities for the Fund, the Adviser uses a combination of traditional due diligence, and performance analysis to identify investments for the Fund’s portfolio.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Trustees of the Meeder Funds without shareholder approval.

PRINCIPAL RISKS

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Asset-backed Securities Risk. These types of securities are subject to the risks affecting fixed income securities generally and may be particularly volatile. In addition, the value of these securities will be influenced by factors affecting markets from which the collateral is drawn. Some of these securities may receive little or no collateral protection from the underlying assets. The impairment of the value of assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. In addition, the structure of some of these securities is complex and there may be less available information than for other types of securities.

Convertible Securities Risk. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock or may be exposed to the interest rate or credit risk of the issuer.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Distressed Debt Risk. Distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The Fund is subject to an increased risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities.

Foreign Investment Risk. Investments in foreign issuers, whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers may not be subject to uniform accounting, auditing and financial standards like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. Trade tensions and economic sanctions on individuals or companies can also contribute to market volatility. Additionally, currency fluctuations may affect the value of foreign investments.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with an underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact. This risk could cause an underlying fund to lose more than the principal amount invested.

Emerging Markets Risk. Investing in emerging markets magnifies the risks inherent in foreign investments. These risks include exposure to economic structures that are generally less diverse and mature than found in developed markets, limited availability of reliable information material to an investment decision, exposure to political systems that may be less stable than those of developed countries, and greater exposure to foreign currency fluctuations. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying mutual funds, ETFs, and unit investment trusts, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to the value of the securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it hard for the Fund to buy and sell shares. Many closed-end funds also utilize leverage, which can expose the Fund to greater risk of significant changes in the closed-end funds’ share prices and will require payment of interest or dividend expenses, reducing the closed-end fund’s overall return.

Exchange Traded Fund and Index Fund Risk. Index funds and ETFs that track an index will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Inverse and Leveraged Fund Risk. The Fund may utilize inverse ETFs that seek to provide the inverse daily return of a particular index or group of securities. Over time, the inverse ETF’s returns may differ dramatically from the returns of the underlying index, an effect exacerbated with longer holding periods. Use of inverse and leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index during the same period of time.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Liquidity Risk. Reduced liquidity affecting an individual security, or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. Armed conflicts, the responses and sanctions by other countries and the potential for wider conflict can have adverse effects on regional and global supply chain and negatively impact global growth and inflation. The occurrence of these types of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. These events and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Municipal Securities Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). Also downgrades or defaults during economic downturns or similar periods of economic stress, could affect the market values and marketability of municipal obligations. Changes in a municipality’s financial circumstance may make it difficult for the municipality to make interest and principal payments when due.

Options Strategy Risk. The Fund may buy and sell options as a defensive tactic, to earn income, or to adjust exposure to the markets. As the buyer of a call or put option, the Fund may lose the entire premium paid for the option if the value of the security underlying the option does not rise above the call strike price, or fall below the put strike price, which means the option will expire worthless. As a seller (writer) of a call or put option, the Fund will tend to lose money if the value of the underlying security rises above the call strike price or falls below the put strike price. The Fund’s losses are potentially large in written put or call transactions. The Fund may also use an option spread or option straddle strategy. These strategies may not perform as expected and could expose the Fund to potentially large losses.

Portfolio Turnover Risk. The Fund may actively trade portfolio securities to achieve its investment objective, and active trading may be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

REIT Risk. The value of REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940.

Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

Short Sale Risk. The Fund may sell a security short (i.e. sell a security it does not own) and borrow a security to complete the sale. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to close out the short position. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

When-Issued and Delayed Delivery Securities Risk. Securities purchased or sold on a when-issued or delayed delivery basis are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price. An increase in the percentage of the Funds’ assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Funds’ net asset value.

PERFORMANCE

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. The table shows how the Fund’s average annual total returns for various periods compare with a broad-based securities market index and supplemental index. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information is available by visiting www.meederinvestment.com.

Best Quarter:	4th Qtr. 2023	4.97%
Worst Quarter:	2nd Qtr. 2022	-3.37%

Average Annual Total Returns as of 12/31/24

The following table illustrates the average annual return before taxes for the Fund’s three available share classes. After tax returns are shown for the Fund’s Retail Class shares. After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for other available share classes will vary from the returns shown for the Retail Share Class.

	Share Class Inception Date	One Year	Five Years	Ten Years
Tactical Income Fund Return Before Taxes – Institutional Class	10/31/2016	6.76%	2.79%	2.63%
Tactical Income Fund Return Before Taxes – Adviser Class	10/31/2016	6.95%	2.87%	2.62%
Tactical Income Fund Return Before Taxes – Retail Class	06/30/2011	6.64%	2.49%	2.34%
Tactical Income Fund Return After Taxes on Distributions – Retail Class		4.75%	1.42%	1.27%
Tactical Income Funds Return After Taxes on Distributions and Sale of Fund Shares – Retail Class		3.90%	1.44%	1.31%
Bloomberg U.S. Aggregate Bond Index		1.25%	-0.33%	1.35%
Bloomberg 1 –5 Year Government/Credit Index (Reflects No Deduction For Fees, Expenses or Taxes)		3.76%	1.29%	1.66%

Performance attributed to the Adviser and Institutional Class shares prior to inception of the class is that of the original Retail Class shares. No adjustment has been made to reflect class-specific distribution or servicing fees.

The Bloomberg U.S. Aggregate Bond Index is a broad-based market capitalization-weighted index of intermediate term investment-grade fixed income securities in the U.S. bond market. The Bloomberg 1-5 Year Government/Credit Index, an index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to five years, reflects the returns of the market in which the Fund invests.

PORTFOLIO MANAGEMENT

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since June 2011

Joseph Bell, Portfolio Manager since March 2018
Aneep Maniar, Portfolio Manager since September 2023

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares.

GOVERNMENT MONEY MARKET FUND

(FORMERLY, INSTITUTIONAL PRIME MONEY MARKET FUND)

INVESTMENT OBJECTIVE

The investment objective of the Government Money Market Fund (the “Fund”) is to provide current income consistent with liquidity and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	CLASS E	CLASS F	CLASS X	CLASS Y	CLASS Z [2]
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution/Service (12b-1) Fees	0.20%[4]	0.00%	0.00%	0.00%	0.75%
Other Expenses	0.21%	0.21%[3]	0.21%	0.21%	0.21%
Shareholder Servicing Fees	0.00%	0.00%	0.00%	0.15%	0.25%
Total Annual Fund Operating Expenses	0.69%	0.49%	0.49%	0.64%	1.49%
Fee Waiver and/or Expense Reimbursement [1]	(0.28%)	(0.28%)	(0.28%)	(0.47%)	(0.28%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.41%	0.21%	0.21%	0.17%	1.21%

[1]	Meeder Asset Management, Inc. (the “Adviser”) has contractually agreed to waive investment advisory fees for all classes of the Fund and to waive or reimburse expenses to limit the Total Fund Operating Expenses of Class Y of the Fund to 0.17% of its average daily assets, exclusive of brokerage costs, interest, taxes, dividends, dividends and other expenses in connection with the short sales of securities, litigation expenses, indemnification, expenses associated with the investments in underlying investment companies, and extraordinary expenses. Any waiver of investment advisory fees or reimbursement of expenses is subject to recoupment within the following two fiscal years of the date on which the expense reduction or reimbursement occurred if the Fund is able to make the repayment without exceeding the lesser of the current expense limitation or the limitation in place at the time of the initial waiver or reimbursement. The agreement is effective through April 30, 2026, and may not be terminated prior to that date without the consent of the Board of Trustees.

[2]	Class Z Shares are not currently offered for sale.

[3]	The Total Annual Fund Operating Expenses for Class F shares will not correlate to the expense ratio in the Fund’s financial highlights because the “Other Expenses” are based on estimated amounts for the current fiscal year.

[4]	Distribution/Service (12b1) Fees are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class E	$42	$132	$230	$518
Class F	$22	$68	$118	$268
Class X	$22	$68	$118	$268
Class Y	$17	$55	$96	$217
Class Z	$123	$384	$665	$1,466

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high-quality, short-term money market instruments. Under normal circumstances, at least 99.5% of the Fund’s assets are invested in cash, securities issued by the U.S. government and its agencies and instrumentalities, and repurchase agreements that are collateralized fully by securities issued by the U.S. government and its agencies and instrumentalities or cash. Although these securities are high-quality, some of the securities held by the Fund are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. To be considered high quality, a security generally must be determined to present minimal credit risk.

The Fund is a money market fund managed to meet the credit quality, maturity, portfolio diversification, and liquidity requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”). Consistent with these requirements, the Fund:

●	Computes its price per share for purposes of distribution, redemption and repurchase by use of the amortized cost method of valuation to seek to maintain a stable net asset value (“NAV”) of $1.00;

●	Only buys securities that present minimal credit risks and that are “Eligible Securities” under Rule 2a-7;

●	Only buys securities with remaining maturities of 397 calendar days or less as determined under Rule 2a-7;

●	Will not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. government securities or as permitted under Rule 2a-7;

●	Will not hold more than 5% of its total assets in illiquid securities;

●	Maintains a dollar-weighted average portfolio maturity of 60 calendar days or less;

●	Maintains a maximum weighted average life maturity of 120 calendar days or less;

●	Maintains at least 25% of total assets in “daily liquid assets” as defined in Rule 2a-7;

●	Maintains at least 50% of total assets in “weekly liquid assets” as defined in Rule 2a-7; and

The Fund will, under normal circumstances, invest more than 25% of the value of its total assets in instruments issued by entities in the financial services group of industries. For this purpose, the financial services group of industries consists of securities issued by the U.S. government and its agencies and instrumentalities and repurchase agreements and loans collateralized by such obligations. The Fund may, however, invest less than 25% of the value of its total assets in this group of industries based on market conditions.

The Fund operates as a “government money market fund” pursuant to Rule 2a-7. As a government money market fund, the Fund is not required to impose a liquidity fee on redemptions that might apply to other types of money market funds should certain triggering events specified in Rule 2a-7 occur.

Other than as set forth in the Statement of Additional Information (“SAI”), the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Trustees of the Meeder Funds without shareholder approval.

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. All of the risks below are significant to the Fund, regardless of the order in which they appear.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Interest Rate Risk. The risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. When interest rates rise, the Fund’s yield may not increase proportionately. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which would adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Government Securities Risk. The Fund concentrates in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

Stable NAV Risk. The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund could be subject to increased redemption activity, which could adversely affect the Fund’s NAV.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. Armed conflicts, the responses and sanctions by other countries and the potential for wider conflict can have adverse effects on regional and global supply chain and negatively impact global growth and inflation. The occurrence of these types of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. These events and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money.

PERFORMANCE

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. Effective September 1, 2024, the Fund changed its investment strategy and its designation to a government money market fund. Prior to September 1, 2024, the Fund operated as an institutional prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations were in effect during the period prior to the Fund’s conversion to a government money market fund. The table shows the Fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information, including current yields, is available by visiting www.meederinvestment.com.

Best Quarter:	4th Qtr. 2023	1.38%
Worst Quarter:	4st Qtr. 2021	0.01%

Average Annual Total Returns as of 12/31/24

	Inception Date	One Year	Five Years	Ten Years
Government Money Market Fund – Class E	10/7/2016	5.22%	2.51%	1.82%
Government Money Market Fund – Class F	09/01/2024	5.22%	2.51%	1.82%
Government Money Market Fund – Class X	09/01/2024	5.22%	2.51%	1.82%
Government Money Market Fund – Class Y	09/01/2024	5.07%	2.36%	1.67%
Government Money Market Fund – Class Z	09/01/2024	4.22%	1.51%	0.82%

Performance prior to September 1, 2024, reflects the Fund’s former investment strategy. Performance attributed to Class F, Class X, Class Y and Class Z Shares prior to September 1, 2024, the inception of those share classes, is that of the Class E Shares, the Fund’s sole initial share class. No adjustment has been made to reflect class-specific distribution or servicing fees for Class F and Class X Shares. Performance of Class Y and Class Z Shares has been adjusted to reflect the higher expenses of those Classes. Performance shown for all share classes prior to October 7, 2016, reflects the performance of a predecessor fund, the Institutional Class of the Meeder Prime Money Market Fund, which was distributed and transferred to the Institutional Prime Money Market Fund upon its inception.

PORTFOLIO MANAGEMENT

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since October 2016
Robert Techentin, Portfolio Manager since October 2016
Jason Szabo, Portfolio Manager since February 2023
Andrew Musselman, Portfolio Manager since December 2021

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares.

IMPORTANT INFORMATION REGARDING FUND SHARES

PURCHASE AND SALE OF FUND SHARES

The minimum and subsequent investment requirements for the Funds, except for the Government Money Market Fund are as follows:

	Institutional Class Shares	Adviser Class Shares	Retail Class Shares
Initial Investment	$1,000,000	$2,500	$2,500
Initial Investment - IRA Account	$1,000,000	$500	$500
Subsequent Investment	$100	$100	$100

The minimum and subsequent investment requirements for the Government Money Market Fund are as follows:

	Class E Shares	Class F Shares	Class X Shares	Class Y Shares	Class Z Shares
Initial Investment	$5,000	$500,000	$500,000	$0	$0
Subsequent Investment	$2,500	$2,500	$2,500	$0	$0

You may purchase and redeem shares of the Funds on any day that the New York Stock Exchange (“NYSE”) (or, for the Government Money Market Fund, when both the NYSE and the Federal Reserve) is open for business. You may redeem shares through your broker or financial intermediary, or directly from a Fund by mail or telephone. You may purchase shares by check, wire or electronic funds transfer (ACH). When redeeming shares, you will receive a check, unless you request a wire or ACH.

TAX INFORMATION

The Funds’ distributions are taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MORE ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective for each Fund is noted in the table below:

Muirfield Fund	The investment objective of the Fund is to provide long-term capital appreciation.
Spectrum Fund	The investment objective of the Fund is to provide long-term capital appreciation.
Global Allocation Fund	The investment objective of the Fund is to provide long-term capital appreciation.
Balanced Fund	The investment objective of the Fund is to provide income and long-term capital appreciation.
Moderate Allocation Fund	The investment objective of the Fund is to provide total return, including capital appreciation, and current income.
Conservative Allocation Fund	The investment objective of the Fund is to provide income and long-term capital appreciation.
Dynamic Allocation Fund	The investment objective of the Fund is to provide long-term capital appreciation.
Sector Rotation Fund	The investment objective of the Fund is to provide long-term capital appreciation.
Tactical Income Fund	The investment objective of the Fund is to provide long-term total return and income.
Government Money Market Fund	The investment objective of the Fund is to provide current income consistent with liquidity and the preservation of capital.

The investment objective for each Fund may be changed without shareholder approval.

INVESTMENT STRATEGIES

Muirfield Fund

Utilizing a series of quantitative models, the Fund seeks to achieve its investment objective of long-term growth or appreciation through asset allocation and the Adviser’s tactical selection of common and preferred stocks (collectively “stocks”) and underlying funds that invest primarily in common stock. The Fund may also invest in underlying funds holding foreign securities. The Fund invests in stocks, as well as underlying funds that invest primarily in common stock, all of which generally seek long-term growth or appreciation. Current income typically is of secondary importance. The Fund may also invest in ETFs and closed-end funds.

For defensive purposes, the Fund may invest without limit in fixed income securities – that is, the Adviser may invest up to 100% of the Fund’s net assets in a wide range of fixed income securities. These instruments consist of commercial paper; certificates of deposit; banker’s acceptances and other bank obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high-grade corporate obligations, higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds,” money market funds and repurchase agreements.

Spectrum Fund

The Fund seeks to achieve its investment objective through asset allocation and by establishing long and short positions in the global securities markets. Guided by quantitative models of the Adviser, the Fund invests in common and preferred stocks, as well as underlying funds that invest primarily in common stock, all of which generally seek long-term growth or appreciation.

The Fund may also invest in underlying funds holding foreign securities. Current income typically is of secondary importance. The Fund will also invest in ETFs and closed-end funds.

Global Allocation Fund

The Adviser employs a flexible asset allocation approach in constructing the Fund’s portfolio. Under normal circumstances, the Fund will invest at least 40% of its net assets in countries other than the United States (“non-U.S. Countries”). In managing the Fund, the Adviser will normally invest in issuers in at least three countries other than the United States. The Adviser has flexibility to allocate the Fund’s assets between equity and fixed income securities and under normal circumstances up to 90% of the Fund’s net assets may be invested entirely in equity or fixed income assets based on the Adviser’s assessment of current market conditions and the relative opportunities within each asset class.

For defensive purposes, the Fund may invest up to 90% of the Fund’s net assets in fixed income securities. These instruments consist of commercial paper; certificates of deposit; banker’s acceptances and other bank obligations; obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, high-grade corporate obligations, higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds,” money market funds and repurchase agreements.

Balanced Fund

The Fund will seek to achieve its investment objective through asset allocation and our tactical selection of common and preferred stocks (collectively “stocks”), mutual funds, and ETFs. The Fund may also invest in underlying funds holding foreign securities. The Adviser is guided by quantitative models in addressing asset allocation decisions by making shifts in the mix of stocks, bonds and cash equivalents in the Fund. A minimum of 30% and a maximum of 70% of the Fund’s net assets will be invested in stocks, mutual funds, and ETFs that invest primarily in common stock that seek long-term growth or appreciation. Current income typically is of secondary importance. The Fund will also have a minimum of 30% and a maximum of 70% of its net assets invested in fixed income securities, and/or underlying funds that invest in fixed income securities.

The Fund may invest in securities of any quality, and for the fixed income portion of the portfolio may invest without limit in below investment grade securities or unrated securities considered by the Adviser to be of comparable quality, sometimes referred to as “high yield” or “junk” bonds. An investment will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group, or lower or, if unrated, is considered by the Adviser to be of comparable quality.

The Fund may invest in foreign debt securities. Subject to the 70% limit on fixed income security holdings, there is no limit on the amount of the Fund’s net assets that may be invested in obligations of issuers in any country or group of countries.

Moderate Allocation Fund

The Fund will seek to achieve its investment objective through asset allocation and our tactical selection of common and preferred stocks, mutual funds, and ETFs. The Fund may also invest in underlying funds holding foreign securities. The Adviser is guided by quantitative models in addressing asset allocation decisions by making shifts in the mix of stocks, bonds and cash equivalents in the Fund. A maximum of 50% of the Fund’s net assets will be invested in stocks, mutual funds, and ETFs that invest primarily in common stock that seek long-term growth or appreciation. The Fund will also have a minimum of 50% of its net assets invested in fixed income securities, and/or underlying funds that invest in fixed income securities.

The Fund may invest in securities of any quality, and for the fixed income portion of the portfolio may invest without limit in below investment grade securities or unrated securities considered by the Adviser to be of comparable quality, sometimes referred to as “high yield” or “junk” bonds. An investment will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group, or lower or, if unrated, is considered by the Adviser to be of comparable quality.

The Fund may invest in foreign debt securities. There is no limit on the amount of the Fund’s assets that may be invested in obligations of issuers in any country or group of countries.

Conservative Allocation Fund

The Fund will seek to achieve its investment objective through asset allocation and our tactical selection of common and preferred stocks (collectively “stocks”), mutual funds, and ETFs. The Fund may also invest in underlying funds holding foreign securities. The Adviser is guided by quantitative models in addressing asset allocation decisions by making shifts in the mix of stocks, bonds and cash equivalents in the Fund. A maximum of 30% of the Fund’s net assets will be invested in stocks, mutual funds, and ETFs that invest primarily in common stock that seek long-term growth or appreciation. The Fund will also have a minimum of 70% of its net assets invested in fixed income securities, and/or underlying funds that invest in fixed income securities.

The Fund may invest in securities of any quality, and for the fixed income portion of the portfolio may invest without limit in below investment grade securities or unrated securities considered by the Adviser to be of comparable quality, sometimes referred to as “high yield” or “junk” bonds. An investment will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group, or lower or, if unrated, is considered by the Adviser to be of comparable quality.

The Fund may invest in foreign debt securities. There is no limit on the amount of the Fund’s assets that may be invested in obligations of issuers in any country or group of countries.

Dynamic Allocation Fund

The Fund invests primarily in common and preferred stocks (collectively “stocks”), as well as underlying funds that invest primarily in common stock, which seek capital growth or appreciation, without regard to current income. The Fund may also invest in underlying funds holding foreign equity securities. The Fund also invests in fixed income securities of any maturity and of any credit rating. In addition, the Fund may invest in index funds and index-based investments, such as Standard & Poor’s Depositary Receipts.

The Fund may also invest in underlying funds holding foreign fixed income securities. The Fund may also invest up to 95% of its net assets directly in, or in underlying funds investing in, futures contracts and options on futures contracts. The Fund will invest 10% to 40% of its net assets in international equity securities or underlying funds consisting primarily of international equity securities. When selecting underlying securities for investment, the Adviser, guided by their quantitative models, will vary the proportion of each type of underlying security based on the mix of such underlying securities that may, in their view, be most likely to achieve the Fund’s investment objectives.

Sector Rotation Fund

Through the use of a sector rotation strategy, the Fund seeks to identify market sectors offering the greatest investment opportunities. The Adviser rotates Fund assets between and among market sectors, overweighting those sectors considered most promising. These sector rotation models utilize a multi-factor approach, including relative price trends within and between sectors, energy prices, interest rates, monetary policy expectations, and market risk, among others.

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks or underlying funds investing in equity securities. Individual U.S. equity securities held in the Fund are intended to target the desired allocation of each respective U.S. sector based on the Advisor’s quantitative models. The Fund will also typically invest between 10% and 40% of its net assets in international equity securities or underlying funds primarily investing in international equities, including companies that conduct their principal business activities in emerging markets. Under normal circumstances, the fund will also invest at least 5% and up to 20% of its net assets in fixed income securities or underlying funds primarily investing in domestic and foreign fixed income securities of any maturity and of any credit rating, exchange traded funds (“ETFs”), closed-end funds, unit investment trusts and cash equivalent securities.

The Fund may also invest directly in derivatives. These investments may be used to to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to hedge all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

Tactical Income Fund

The Fund seeks to achieve its objective by identifying those fixed income sectors and securities within those sectors that offer the best relative yield considering relevant economic conditions, prevailing interest rates, and other macroeconomic and segment-specific technical factors. The Fund’s selection of fixed income securities and sectors is unconstrained, and the Fund may invest in fixed income securities, both foreign and domestic, of any credit quality or duration.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s Prospectus or SAI. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable and floating rate instruments, and may use other investment techniques.

The Fund may invest in foreign debt securities including emerging market securities.

The Fund may also invest in underlying funds that invest primarily in fixed income securities, including funds holding foreign securities. The Adviser will vary the proportion of each type of underlying fund based on the mix of such underlying funds that may, in the Adviser’s view, be most likely to achieve the Fund’s investment objectives.

Government Money Market Fund

The Fund seeks to achieve its objective by investing in high-quality money market instruments which mature in 397 calendar days or less. To be considered high-quality, a security generally must be an “Eligible Security” under Rule 2a-7. Under normal circumstances, at least 99.5% of the Fund’s assets are invested in cash, securities issued by the U.S. government and its agencies and instrumentalities, and repurchase agreements that are collateralized fully by securities issued by the U.S. government and its agencies or cash.

The Fund will, under normal circumstances, invest more than 25% of the value of its total assets in instruments issued by entities in the financial services group of industries. For this purpose, the financial services group of industries consists of securities issued by the U.S. government and its agencies and instrumentalities and repurchase agreements and loans collateralized by such obligations. The Fund, may, however, invest less than 25% of the value of its total assets in this group of industries based on market conditions.

The Government Money Market Fund may change its average portfolio maturity or the quality of holdings to protect its net asset value when it is perceived that changes in the liquidity may adversely affect the money markets. The Government Money Market Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar-weighted average maturity or investing in other securities that are eligible securities for purchase by money market funds as described in the “Fund Summary” section of this Prospectus and in accordance with federal laws concerning money market funds, in anticipation of, or in response to, adverse market, economic, political or other conditions.

Investments in Other Meeder Funds

Each Fund may invest available cash balances in another Meeder Fund, including Class F shares of the Government Money Market Fund. The Adviser has agreed to waive fees or reimburse expenses in the Fund in an amount sufficient to offset any advisory fees that are received by the Adviser as a result of the Fund’s investment in the affiliated fund. Because affiliates of the Adviser provide services to or receive fees from the money market fund, the Adviser’s authority to allocate investments among affiliated funds may create a conflict of interest.

Temporary Defensive Position

For temporary defensive purposes, under adverse market conditions, each Fund may hold all or a substantial portion of its assets in high quality money market instruments, repurchase agreements collateralized by such securities, money market funds or other cash equivalents. Those Funds may also invest a substantial portion of their assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When and to the extent a Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective.

INVESTMENT RISKS

A Fund’s risk profile is largely defined by the Fund’s principal securities and investment practices. The main risks associated with investing in the Funds are described in the Fund Summaries at the front of this Prospectus. The information below provides more detailed explanations of some of these risks as well as additional potential risks of the Funds. All mutual funds carry a certain amount of risk. The Funds may not achieve their objective if the Adviser’s expectations regarding particular securities or markets are not met. As with all mutual fund investments, you may lose money on your investment in the Funds. The tables below indicate which risks are applicable to each Fund.

	MUIRFIELD	SPECTRUM	GLOBAL ALLOCATION	BALANCED	MODERATE ALLOCATION
ASSET-BACKED SECURITIES RISK			X	X	X
COMMON STOCK RISK	X	X	X	X	X
CONVERTIBLE SECURITIES RISK			X
CREDIT RISK	X	X	X	X	X
DERIVATIVES RISK	X	X	X	X	X
DISTRESSED DEBT RISK
FOREIGN INVESTMENT RISK	X	X	X	X	X
FUTURES RISK	X	X	X	X
EMERGING MARKETS RISK	X	X	X	X	X
GOVERNMENT SECURITIES RISK			X	X	X
GROWTH STYLE RISK				X	X
HIGH YIELD RISK	X	X	X	X	X
INTEREST RATE RISK	X	X	X	X	X
INFLATION-LINKED DEBT SECURITIES RISK			X	X	X
INVESTMENT COMPANY RISK	X	X	X	X	X
CLOSED-END FUND RISK	X	X	X	X	X
ETF AND INDEX FUND RISK	X	X	X	X	X
INVERSE AND LEVERAGED FUND RISK
ISSUER CYBERSECURITY RISK	X	X	X	X	X
LEVERAGE RISK		X
LIQUIDITY RISK	X	X	X	X	X
MARKET AND GEOPOLITICAL RISK	X	X	X	X	X
MARKET CAPITALIZATION RISK	X	X	X	X	X
LARGE-CAP RISK	X	X	X	X	X
MID-CAP RISK	X	X	X	X	X
SMALL-CAP RISK	X	X	X	X	X
MODEL AND DATA RISK	X	X	X	X	X
MOMENTUM STYLE RISK	X	X	X	X	X
MUNICIPAL SECURITIES RISK
OPTIONS STRATEGY RISK	X	X	X	X	X
PORTFOLIO TURNOVER RISK	X	X	X	X	X
PREFERRED STOCK RISK	X	X	X	X	X
REIT RISK

	MUIRFIELD	SPECTRUM	GLOBAL ALLOCATION	BALANCED	MODERATE ALLOCATION
REPURCHASE AGREEMENT RISK			X	X	X
SHORT SALE RISK		X		X
SOVEREIGN DEBT RISK			X	X	X
STABLE NAV RISK
VALUE STYLE RISK	X	X	X	X	X
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES RISK

	CONSERVATIVE ALLOCATION	DYNAMIC ALLOCATION	SECTOR ROTATION	TACTICAL INCOME	GOVERNMENT MONEY MARKET
ASSET-BACKED SECURITIES RISK	X			X
COMMON STOCK RISK	X	X	X
CONVERTIBLE SECURITIES RISK				X
CREDIT RISK	X	X	X	X	X
DERIVATIVES RISK	X	X	X	X
DISTRESSED DEBT RISK				X
FOREIGN INVESTMENT RISK	X	X	X	X
EMERGING MARKETS RISK	X	X	X	X
FUTURES RISK	X	X	X	X
GOVERNMENT SECURITIES RISK	X			X	X
GROWTH STYLE RISK	X
HIGH YIELD RISK	X	X	X	X
INTEREST RATE RISK	X	X	X	X	X
INFLATION-LINKED DEBT SECURITIES RISK	X
INVESTMENT COMPANY RISK	X	X	X	X
CLOSED-END FUND RISK	X	X	X	X
ETF AND INDEX FUND RISK	X	X	X	X
INVERSE AND LEVERAGED FUND RISK				X
ISSUER CYBERSECURITY RISK	X	X	X	X	X
LEVERAGE RISK				X
LIQUIDITY RISK	X	X	X	X
MARKET AND GEOPOLITICAL RISK	X	X	X	X	X
MARKET CAPITALIZATION RISK	X	X	X
LARGE-CAP RISK	X	X	X

	CONSERVATIVE ALLOCATION	DYNAMIC ALLOCATION	SECTOR ROTATION	TACTICAL INCOME	GOVERNMENT MONEY MARKET
MID-CAP RISK	X	X	X
SMALL-CAP RISK	X	X	X
MODEL AND DATA RISK	X	X	X	X
MOMENTUM STYLE RISK	X	X
MUNICIPAL SECURITIES RISK				X
OPTIONS STRATEGY RISK	X	X	X	X
PORTFOLIO TURNOVER RISK	X	X		X
PREFERRED STOCK RISK	X	X
REIT RISK				X
REPURCHASE AGREEMENT RISK	X			X	X
SECTOR ROTATION RISK			X
SHORT SALE RISK				X
SOVEREIGN DEBT RISK	X			X
STABLE NAV RISK					X
VALUE STYLE RISK	X	X
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES RISK				X

Asset-Backed Securities Risk. Asset-backed securities are bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of assets (tangible or intangible) underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with repayments can increase or decrease a Fund’s yield and the income available for distribution by the Fund. When obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of declining interest rates, the Funds may be subject to extension risk, and may receive principal later than expected. In periods of rising interest rates, the Funds may exhibit additional volatility.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by a Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Convertible Securities Risk. The Funds may invest in convertible securities, which are fixed income securities that give the holder the option to exchange for equity securities at a specified conversion price within a specified time. The option allows the holder to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if the holder owns fixed income securities convertible into shares of common stock at a conversion price of $10 per share and the shares have a market value of $12, the holder could realize an additional $2 per share by converting the fixed income securities. To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the holder to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

Credit Risk. Investments in bonds and other fixed income securities involve certain risks. An issuer of a fixed income security may not be able to make interest and principal payments when due. Such default could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. A Fund may invest in an underlying fund that invests in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher-grade securities. Below investment grade corporate debt obligations are considered speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The Funds may invest in derivative instruments, such as options, futures contracts, foreign forward currency exchange contracts, interest rate futures or swaps, and credit default swaps. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. To the extent a Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect a Fund. If the Adviser is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Funds to increased counterparty credit and liquidity risks.

Distressed Debt Risk. Distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. A Fund is subject to an increased risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. Moreover, it is unlikely that a liquid market will exist for the Funds to sell its holdings in distressed debt securities.

Foreign Investment Risk. Investments in foreign issuers, whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers may not be subject to uniform accounting, auditing and financial standards like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. Trade tensions and economic sanctions on individuals or companies can also contribute to market volatility. The value of foreign investments may be adversely affected by changes in the political or social conditions, taxation, including confiscatory or withholding taxes, diplomatic relations, embargoes, economic sanctions, tariffs, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries, which risks also apply to investments traded on a U.S. securities exchange that are issued by companies with significant exposure to foreign countries. Foreign investments may trade with less frequency and volume than U.S. investments and, therefore, may have greater price volatility. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.

Emerging Markets Risk. The Funds may invest in countries with newly organized or less developed securities markets. Investments in emerging markets typically involves greater risks than investing in more developed markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of securities markets in emerging market countries and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a fund from being able to meet cash obligations or take advantage of other investment opportunities.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with an underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact. This risk could cause an underlying fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to a manager’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index or reference asset because of temporary, or even long-term, supply and demand imbalances and because debt futures do not pay interest unlike the debt upon which they are based.

Growth Style Risk. Over time, a growth-oriented investing style may go in and out of favor, which may cause the Funds to underperform other equity funds that use different investing styles. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves.

Government Securities Risk. Securities issued or guaranteed by the U.S. government, or its agencies and instrumentalities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances but are not backed by the full faith and credit of the U.S. government.

No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

High Yield Risk. The Funds may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Inflation-Linked Debt Securities Risk. The Funds may invest in inflation-linked securities. The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities. While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of a Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Funds may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). When a Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds that pay a dividend or distribution may reduce or eliminate such payments from time to time.

Closed-end investment companies may trade infrequently, with small volume, which may make it difficult for the Funds to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Closed-end investment companies may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Closed-end funds in which the Funds invest may issue auction preferred shares (“APS”). The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. A Fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale than there are buyers. A closed-end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed-end fund be required to redeem APS in the event of a failed auction. As a result, a Fund’s investment in APS may be illiquid. In addition, if the Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, the Fund could receive a lower rate of return on its APS than the market rate.

Certain closed-end funds may have provisions in their organizational documents intended to limit the ability of third parties to acquire control or change the composition of the closed-end fund’s board. This may discourage a third party from seeking to obtain control of the closed-end fund, which could limit the ability of closed-end fund shareholders to sell their shares at a premium over prevailing market prices.

Exchange Traded Fund and Index Fund Risk. Index funds and ETFs that track an index will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Funds also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

●	Inverse and Leveraged Fund Risk. The Funds may utilize inverse ETFs that seek to provide the inverse daily return of a particular index or group of securities. Over time, the inverse ETF’s returns may differ dramatically from the returns of the underlying index, an effect exacerbated with longer holding periods. Use of inverse and leveraged ETFs will amplify a Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index during the same period of time.

Issuer Cybersecurity Risk. Issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Funds and its shareholders could be negatively impacted as a result.

Leverage Risk. The use of leverage by the Funds, such as borrowing money to purchase securities or the use of derivatives, will cause the Funds to incur additional expenses and magnify the Funds’ gains or losses.

Liquidity Risk. Reduced liquidity affecting an individual security, or an entire market may have an adverse impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events, supply chain disruptions, trade barriers, staff shortages and governmental or quasi-governmental actions. The occurrence of these types of global events may result in market volatility and may have long-term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. These and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, can have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a Fund’s performance could be impacted. Below is a summary of the risks associated with each level of capitalization:

●	Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

●	Small-Capitalization Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Model and Data Risk. Given the complexity of the investments and strategies of the Funds, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investment risks.When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Funds to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Funds are predictive in nature.

The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Funds bear the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable a Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Funds while using a momentum strategy may suffer.

Municipal Securities Risk. The value of municipal securities in which the Funds invest may be affected by political, economic, regulatory, political and social developments. Because many municipal securities are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors also may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Also downgrades or defaults during economic downturns or similar periods of economic stress, could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, a public health emergency may significantly stress the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of a fund. Municipal securities may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal securities issuers than for issuers of other securities, and the investment performance of a fund investing in municipal securities may therefore be more dependent on the analytical abilities of the Adviser than if the fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect a fund’s ability to sell municipal securities it holds at attractive prices or value municipal securities. A fund may also invest in municipal lease obligations which differ from other municipal securities because the lease payments are subject to annual legislative appropriation. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

Options Strategy Risk. A Fund may sell (write) a put or call option in return for a premium, which is retained by the Funds whether or not the option is exercised. As the seller of a put or call option, the Funds will tend to lose money on the put option if the value of the underlying reference instrument falls below the strike price and will lose money on the call option if the value of the underlying reference instrument rises above the strike price. A Fund’s losses are potentially large in written put or call transactions. A Fund also may buy call or put options. As the buyer of a call or put option, a Fund risks losing the entire premium invested in the option if the underlying security does not rise above or fall below, respectively, the strike price. In both situations the option will expire worthless.

Certain strategies known as spreads or straddles may not perform as expected. In a spread transaction a Fund will purchase an option while also writing an option on an underlying security with a different strike price. The option purchased by a Fund may underperform while the written option increases in price more than the Adviser expects. In a straddle transaction a Fund will purchase puts and calls or write puts and calls on an underlying security. Long straddle options may expire worthless. Short straddle options expose a Fund to potentially large losses on written puts and calls.

A Fund may write covered options or uncovered options. A call option written by a Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security. When investing in uncovered options, a Fund will be required to segregate with its custodian bank liquid assets in amounts sufficient at all times to satisfy the Fund’s obligations under the options contracts.

Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required to trade options permits a high degree of leverage. Accordingly, a relatively small price movement in the underlying security may result in a substantial loss. Options may become illiquid such that particular options might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Portfolio Turnover Risk. A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect a Fund’s performance.

Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer Additionally, the value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

REIT Risk. The Funds may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemption from registration under the Investment Company Act of 1940 (the “1940 Act”). Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Repurchase Agreement Risk. The Funds are subject to the risk that a counterparty may default on their obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause a Fund to lose money.

Sector Rotation Risk. By overweighting some market sectors over others, the Fund may be more susceptible to financial market or economic events affecting issuers and industries within those sectors. As a result, the Fund may experience more volatility than mutual funds that do not emphasize investments in particular sectors and the Fund may experience greater risk of loss due to financial market or economic events that affect a particular sector the fund has emphasized.

Short Sale Risk. When the Adviser believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, a fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because they will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that a fund will be able to close out the short position at any particular time or at an acceptable price. Although a fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.

Stable NAV Risk.    The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund could be subject to increased redemption activity, which could adversely affect the Fund’s NAV.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

When-Issued and Delayed Delivery Securities Risk. The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When- issued or delayed delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Funds’ assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Funds’ net asset value.

CYBERSECURITY

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the funds and their service providers, systems, networks, or devices potentially can be breached due to both intentional and unintentional events. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the funds’ business operations, potentially resulting in financial losses; interference with the funds’ ability to calculate their NAVs; impediments to trading; the inability of the funds, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the funds invest; counterparties with which the funds engage in transactions; governmental and other regulatory authorities; exchanges and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the funds’ shareholders); and other parties. These breaches may result in harmful disruptions in their operations and negatively impact their financial condition. The Funds and their shareholders could be negatively impacted as a result. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future. Neither the Funds nor the Adviser control the cybersecurity systems of issuers or third-party service providers.

PORTFOLIO HOLDINGS

The complete portfolio holdings of the Funds as of the end of each calendar quarter are posted on www.meederinvestment.com by the fifth day after the end of such quarter, or the first business day thereafter. The Government Money Market Fund discloses its complete schedule of holdings as of the last business day or subsequent calendar day of the preceding month. This schedule is posted on www.meederinvestment.com by the fifth business day of the following calendar month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

MANAGEMENT OF THE FUNDS

WHO MANAGES THE FUNDS?

Investment Adviser

Meeder Asset Management, Inc. (the “Adviser”) serves as investment adviser to the Funds. The Adviser has been an investment adviser to individuals, pension and profit-sharing plans, trusts, charitable organizations, corporations, financial intermediaries, and other institutions since 1974. As of December 31, 2024, the Adviser advised approximately $3 billion in assets under management. The Adviser has its principal offices at 6125 Memorial Drive, Dublin, OH 43017.

Pursuant to an investment advisory agreement (“Advisory Agreement”) between the Adviser and Meeder Funds (the “Trust”), on behalf of the Funds, the Adviser manages both the investment operations of the Funds and the composition of their portfolios, including the purchase, retention, disposition and loan of securities. The Advisory Agreement is subject to the supervision of the Trust’s Board of Trustees (the “Board”) and is executed in conformity with the stated objective and policies of the Funds. Under the Advisory Agreement, the Adviser is obligated to keep certain books and records of the Funds. The Adviser also administers the corporate affairs of the Funds, furnishes office facilities and provides ordinary clerical and bookkeeping services that are not being furnished by the service providers to the Funds.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Funds’ annual Form N-CSR for the fiscal year ended December 31, 2024. For more information about management fees, see “Investment Adviser” in the SAI.

Management Fees

During the calendar year ended December 31, 2024, the Funds paid the Adviser management fees as follows:

FUND	CONTRACTUAL MANAGEMENT FEE AS PERCENTAGE OF AVERAGE DAILY NET ASSETS	MANAGEMENT FEES (WAIVED) AND/OR (REIMBURSED) BY ADVISER AS PERCENTAGE OF AVERAGE DAILY NET ASSETS	NET MANAGEMENT FEE PAID TO ADVISER AS PERCENTAGE OF AVERAGE DAILY NET ASSETS
Muirfield Fund	0.63%	0.00%	0.63%
Spectrum Fund	0.74%	0.00%	0.74%
Global Allocation Fund	0.75%	0.00%	0.75%
Balanced Fund	0.68%	0.00%	0.68%
Moderate Allocation Fund	0.60%	0.00%	0.60%

FUND	CONTRACTUAL MANAGEMENT FEE AS PERCENTAGE OF AVERAGE DAILY NET ASSETS	MANAGEMENT FEES (WAIVED) AND/OR (REIMBURSED) BY ADVISER AS PERCENTAGE OF AVERAGE DAILY NET ASSETS	NET MANAGEMENT FEE PAID TO ADVISER AS PERCENTAGE OF AVERAGE DAILY NET ASSETS
Conservative Allocation Fund	0.50%	0.00%	0.50%
Dynamic Allocation Fund	0.69%	(0.10%)	0.59%
Sector Rotation Fund	0.75%	0.00%	0.75%
Tactical Income Fund	0.40%	(0.11%)	0.29%
Government Money Market Fund	0.27%	(0.27%)	0.00%

Voluntary/Contractual Fee Waivers, Reimbursements and Other Expense Reductions

For fiscal year ended December 31, 2024, the Adviser consented to reduce its fees and/or reimburse expenses, either voluntarily or by contract, for each of the Funds, other than the Government Money Market Fund, to the extent necessary to limit the total operating expenses of each Fund, excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses.

The Adviser has contractually agreed to waive investment advisory fees for all classes of the Government Money Market Fund effective March 27, 2025 and to waive or reimburse expenses to limit the Total Fund Operating Expenses of Class Y of the Fund to 0.17% of its average daily assets, exclusive of brokerage costs, interest, taxes, dividends, dividends and other expenses in connection with the short sales of securities, litigation expenses, indemnification, expenses associated with the investments in underlying investment companies, and extraordinary expenses. Any waiver of investment advisory fees or reimbursement of expenses is subject to recoupment within the following two fiscal years of the date on which the expense reduction or reimbursement occurred if the Fund is able to make the repayment without exceeding the lesser of the current expense limitation or the limitation in place at the time of the initial waiver or reimbursement. The agreement is effective through April 30, 2026, and may not be terminated prior to that date without the consent of the Board.

A more detailed description of the extent of waivers and/or reimbursements for each Fund is provided in the Funds’ SAI. In addition, certain Funds received income from securities lending arrangements.

PORTFOLIO MANAGERS

A team of individuals employed by the Adviser is jointly and primarily responsible for the day-to-day management of the Funds, as noted in the table below.

Fund	Robert S. Meeder, Jr.	Joseph Bell	Aneep Maniar	Robert Techentin	Jason Szabo	Andrew Musselman	Sean Allen
Meeder Muirfield Fund	X	X
Meeder Spectrum Fund	X	X
Meeder Global Allocation Fund	X	X	X
Meeder Balanced Fund	X	X	X
Meeder Moderate Allocation Fund	X	X	X
Meeder Conservative Allocation Fund	X	X	X
Meeder Dynamic Allocation Fund	X	X	X
Meeder Sector Rotation Fund	X	X					X
Meeder Tactical Income Fund	X	X	X
Meeder Government Money Market Fund	X			X	X	X

Robert S. Meeder, Jr. Mr. Meeder has been President of Adviser since 1991 and has been a member of the team managing the Funds since August 1988. In addition to his executive duties, Mr. Meeder is involved in the development of investment policy and client relationships for the Adviser.

Joseph Bell, CFA, CMT, CFP. Mr. Bell is a Portfolio Manager and has been associated with the Adviser since March 2018, when he joined the team managing the Funds. Mr. Bell was previously a Senior Market Strategist and a Senior Equity Analyst at Schaeffer’s Investment Research.

Robert G. Techentin. Mr. Techentin is a Portfolio Manager. He has been associated with the Adviser since August 2006, when he became a member of the team managing the Funds. Mr. Techentin was previously a portfolio manager for H&R Block from 1993 to 2001, a financial representative at Northwestern Mutual Life Insurance Company from 2002 to 2005, and a financial consultant at Charles Schwab & Co. from 2005 to 2006.

Jason Szabo, CFA. Mr. Szabo is a Portfolio Manager and has been associated with the Adviser since July 2015, when he joined the team managing the Funds. Mr. Szabo was previously an investment policy compliance associate with JPMorgan Investment Management, from 2012 to 2015.

Andrew Musselman, CTP. Mr. Musselman is a Portfolio Manager and has been associated with the Adviser since December 2021, when he joined the team managing the Funds. Mr. Musselman was previously a Portfolio Manager for the Commonwealth of Pennsylvania Treasury Department from 2018 to 2021.

Aneep Maniar, CFA. Mr. Maniar is a Portfolio Manager and has been associated with the Adviser since September 2023, when he joined the team managing the Funds. Mr. Maniar has over 25 years of financial and investment management experience. Mr. Maniar was previously a Fixed Income Strategist at Fidelity Investments and a Senior Portfolio Manager at Charles Schwab from 2008 to 2016.

Sean Allen, CFA, CMT, CAIA. Mr. Allen is a Portfolio Manager and has been associated with the Adviser since November of 2022, when he joined the team managing the Funds. Mr. Allen has an extensive background encompassing investment research, trading, and asset allocation. Mr. Allen was previously with PNC as a Senior Investment Advisor from 2019 to 2022 and JPMorgan as an Investment Professional from 2017 to 2019.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.

INVESTING WITH THE MEEDER FUNDS

When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s net asset value per share (NAV) next determined after the order is received.

Calculating a Fund’s NAV. A Fund’s NAV for each class of shares is calculated on a per class basis, by adding the total value of the Fund’s investments and other assets, subtracting the liabilities and then dividing that figure by the number of outstanding shares of the Fund as follows:

NAV =	(Total Assets – Liabilities)
Number of Shares Outstanding

The NAV for each Fund, except the Government Money Market Fund, is calculated after the close of trading, normally 4:00 p.m., Eastern Time, on each day the NYSE is open for business. If the NYSE closes before 4:00 p.m., Eastern Time, NAV will be calculated when the NYSE closes.

The NAV for the Government Money Market Fund is determined each business day that both the NYSE and the Federal Reserve are open and is calculated at 3:30 p.m., Eastern Time. The Government Money Market Fund seeks to maintain a stable NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate fair value.

Valuing the Fund’s Assets. The assets of each Fund are generally valued on the basis of market quotations. Short-term money market instruments held by the Funds are valued using the amortized cost method. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the time as of which the Funds’ NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Board. The Adviser has been designated by the Board, as valuation designee, to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. In addition, securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The prospectuses for the underlying mutual funds explain the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing.

HOW TO BUY SHARES

Each Fund, other than the Government Money Market Fund, offers three classes of shares: Retail Class, Adviser Class and Institutional Class. The Government Money Market Fund offers five classes of shares: Class E Shares, Class F Shares, Class X Shares, Class Y Shares, and Class Z Shares. Class Z Shares currently are not offered for sale. Each class of shares of a Fund represents an interest in the same portfolio of investments within the Fund. Shares and share classes are offered continuously and sold without an upfront load or sales charge. The share classes differ with respect to the distribution fees, service fees and other expenses allocated to each class as set forth in the Annual Fund Operating Expenses Table and the Distribution and Shareholder Services Fees section of the Prospectus. Eligibility to purchase some classes of shares is limited to customers of financial intermediaries who enter into special arrangements with a Fund or its agents as detailed below.

Equity and Fixed Income Funds

Retail Class Shares. Retail Class Shares are available for purchase by the general public and through financial intermediaries, such as brokerage firms, financial advisers, investment advisers, financial planners, banks, insurance companies and retirement or employee benefit plan administrators that have entered into agreements with the Funds or their agents. Retail Class shares bear 12b-1 Shareholder Distribution Fees and Shareholder Services Fees.

Adviser Class Shares. Adviser Class Shares are offered exclusively through financial intermediaries, such as brokerage firms, financial advisers, investment advisers, financial planners, banks, insurance companies and retirement or employee benefit plan administrators that have entered into agreements with the Funds or their agents. Adviser Class Shares do not bear 12b-1 Shareholder Distribution Fees but are subject to a Shareholder Services Fee.

Institutional Class Shares. Institutional Class Shares are available for purchase by institutional investors, individuals who meet the minimum initial investment amount and through financial intermediaries, such as brokerage firms, financial advisers, investment advisers, financial planners, banks, insurance companies and retirement or employee benefit plan administrators that have entered into agreements with the Funds or their agents. Institutional Class Shares do not bear 12b-1 Shareholder Distribution Fees but may be subject to a Shareholder Services Fee.

Government Money Market Fund

Class E Shares. Class E Shares are available for purchase by the general public directly through the Fund’s designated transfer agent and are offered with a 12b-1 Shareholder Distribution Fee of 0.20% and no Shareholder Services Fee.

Class F Shares. Class F Shares are only available for purchase by other funds within the Meeder Funds family and are offered without a 12b-1 Shareholder Distribution Fee or Shareholder Services Fee.

Class X Shares. Class X Shares are only available for purchase by institutions and pooled investment vehicles directly through the Fund’s designated transfer agent and are offered without a 12b-1 Shareholder Distribution Fee or Shareholder Services Fee.

Class Y Shares. Class Y Shares are only available through financial intermediaries that have entered into agreements with the Funds or their agents and provide fiduciary, custodial or other services to customer accounts. Class Y Shares are offered without a 12b-1 Shareholder Distribution Fee, but with an annual Shareholder Services fee of up to 0.15%.

Class Z Shares. Class Z Shares currently are not offered for purchase. When Class Z Shares become available, they will only be available through broker-dealers, registered investment advisers, banks and other financial intermediaries that have entered into agreements with the Funds or their agents to offer the Fund to program clients. Class Z Shares will be offered with a 0.75% 12b-1 Shareholder Distribution Fee and an annual Shareholder Services Fee of up to 0.25%.

Investment Minimums

Investment Minimums. Minimum and subsequent investment amounts for each of the Funds share classes, except for the Government Money Market Fund, are as follows:

	INITIAL INVESTMENT	INITIAL INVESTMENT IRA ACCOUNT	SUBSEQUENT INVESTMENTS
Institutional Class	$1,000,000	$1,000,000	$100
Adviser Class	$2,500	$500	$100
Retail Class	$2,500	$500	$100

Minimum and subsequent investment amounts for the Government Money Market Fund are as follows:

	INITIAL INVESTMENT	SUBSEQUENT INVESTMENTS
Class E	$5,000	$2,500
Class F	$500,000	$2,500
Class X	$500,000	$2,500
Class Y	$0	$0
Class Z	$0	$0

The minimum initial and subsequent investment amount for any class of shares, including shares of the Government Money Market Fund, may be waived for the following shareholders:

●	Employee benefit plans, retirement plans and non-qualified deferred compensation plans that have entered into agreements with the Funds or their agents.

●	Financial intermediaries that purchase shares through omnibus accounts and have entered into agreements with the Funds or their agents to undertake certain shareholder services within the terms of the applicable Shareholder Services Plan.

●	Separately managed accounts and portfolios managed by the Funds’ investment adviser or its affiliates.

●	Investment advisory clients of the Funds’ investment adviser or its affiliates.

●	Individuals and their immediate family members who are employees, directors or officers of the Adviser or its affiliates, or who serve upon or are affiliated with the Board.

●	Other circumstances as the Funds may deem appropriate.

Purchases Through Financial Intermediaries. You may make initial and subsequent purchases of shares of the Funds through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. Before investing in the Funds through a financial intermediary, you should carefully read any materials provided by the intermediary together with this Prospectus.

When shares are purchased this way, the financial intermediary may:

●	charge a fee for its services;

●	act as the shareholder of record of the shares;

●	set different minimum initial and additional investment requirements;

●	impose other charges and restrictions; and

●	designate intermediaries to accept purchase and sale orders on a Fund’s behalf; or impose an earlier cut-off time for purchase and redemption requests.

The Funds consider a purchase or sale order as received when a financial intermediary serving as an agent for the Funds receives the order in proper form before 4:00 p.m., Eastern Time (or 3:30 p.m., Eastern Time for the Government Money Market Fund). On any business day in which the Government Money Market Fund is open but the bond markets close early, the Fund reserves the right to close at or prior to the Securities Industry Financial Markets Association (“SIFMA”) recommended closing time and to process any purchase or sale order received after that time on the next business day. Orders received prior to the close of any given Fund will be priced based on a Fund’s NAV next calculated after such order is received by the financial intermediary.

It is the responsibility of the financial intermediary to transmit properly completed purchase orders to the Funds in a timely manner. Any change in price due to the failure of a Fund to timely receive an order must be settled between the investor and the financial intermediary placing the order.

Orders submitted through a financial intermediary that does not serve as an agent for a Fund are priced at the Fund’s NAV next calculated after the Fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates, which may result in a conflict of interest for the intermediary.

Fund Direct Purchases. You may invest directly with the Funds. You can obtain a copy of the New Account Application by calling the Funds at (800) 325-3539 or 614-760-2159 on days the Funds are open for business or by visiting www.meederinvestment.com. Carefully read and complete the New Account Application.

Important Information About Opening an Account. To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents. For investors other than individuals, when you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification, and may be requested to provide information on persons with authority or control over the account such as their name, address, date of birth, and social security number. Documents such as articles of incorporation, trust documents or partnership agreements may be requested by the Funds. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. If we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Funds may be required by the authorities to withhold the proceeds.

Initial Purchases for New Accounts. The Funds must receive a completed New Account Application in good order before it can process an initial investment. To be in “good order”, the application must be complete and accompanied by payment. You may pay for your initial investment in the following ways:

By Check:

●	Make your check payable to the Fund in which you are investing. A check must accompany the New Account Application, unless you are paying by bank wire.

●	All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Funds do not accept third party checks, cash, travelers checks or money orders, credit card checks, and checks drawn on non-U.S. financial institutions for purchases.

●	Mail the New Account Application and check to: Meeder Funds, P.O. Box 7177, Dublin, Ohio 43017 OR For overnight or UPS/FedEx delivery: Meeder Funds, 6125 Memorial Drive, Dublin, Ohio 43017

●	All investments by check will be subject to a 10-business day hold and redemptions may be rejected prior to the 10-business day hold period (or release of the hold).

For more information on check deposits, see “When Purchases are Effective.”

By Bank Wire or Electronic Funds Transfer:

●	A completed application must be received and processed by the Funds before your wire transaction is processed. The Funds will not permit a purchase of a Fund’s shares until the New Account Application is received in good order.

●	If the order is for a new account, or to open an account in a different Fund, you must telephone Client Services at (800) 325-3539, or (614) 760-2159 prior to making your initial investment. Advise Client Services of the amount you intend to invest and obtain an account number and transmittal instructions. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

●	Any delays that may occur in transmitting money, including delays that may occur in processing by the banks, will delay your investment and are not the responsibility of the Funds or the transfer agent.

●	The Funds do not charge a fee for the receipt of wired federal funds or electronic funds transfer but reserve the right to charge shareholders for these services upon 30 days written notice.

●	Your bank may impose a charge for sending a wire or electronic funds transfer.

●	The Funds reserve the right to charge $15 for outgoing wires.

When making your initial investment in a Fund, you may choose to participate in the Automatic Account Builder Program. For more information about Automatic Account Builder, see Other Client Services – Automatic Account Builder Program.

Subsequent Investments. Once an account has been opened, you may purchase additional shares at any time by mail or telephone. If paying for your subsequent investment by wire, please follow the instructions listed above. When making additional investments by mail, send your check made payable to the Fund you are investing in at:

Meeder Funds
L-2569
Columbus, OH 43260-2569

After your account is opened, you also may make subsequent investments by ACH from a bank or other financial institution which is a member of ACH.

●	To purchase shares of a Fund by ACH, call the Funds at (800) 325-3539, or (614) 760-2159 for instructions.

●	The transfer agent will electronically debit your account at the financial institution identified on the account application for the amount of your purchase.

●	Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the transfer agent. Investments or redemptions via ACH may take up to three business days to settle.

●	The Funds do not charge a fee for the receipt of ACH funds.

●	Your bank may impose an ACH charge.

Each additional purchase request must contain the name on the account and the correct account number and Fund name to permit proper crediting to the account. If a check, wire transaction or ACH is received and there is no Fund identified and you own only one Fund, the investment will be credited to that Fund. If you own multiple Funds and no Fund is identified, you must confirm the Fund to be credited prior to the transaction being processed or the investment will be returned within 48 hours. Any subsequent investment received not in good order may result in a delay in processing the transaction. All additional purchases are made at NAV next determined after receipt of a purchase order by the Fund or authorized financial intermediaries.

When Purchases are Effective. The trade date for any purchase request received in good order will depend on the day and time a Fund receives your request, the manner in which you are paying, and the Fund you are purchasing. Your order to purchase shares is priced at the next NAV calculated after your order is received in good order by a Fund; the Fund’s transfer agent, Mutual Funds Service Co.; the Fund’s principal distributor, Meeder Distribution Services, Inc. (the “Distributor”) or a financial intermediary. Only purchase orders received by a Fund or a financial intermediary in good order before 4:00 p.m., Eastern Time (or 3:30 p.m. Eastern Time for the Government Money Market Fund) will be effective at that day’s NAV. If the NYSE or Federal Reserve closes prior to 4:00 p.m., Eastern Time or 3:30 p.m., Eastern Time, respectively, purchase requests received by a Fund or an authorized agent of the Fund after the NYSE or Federal Reserve closes will be effective the following business day. On any business day in which the Government Money Market Fund is open but the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time and to process any purchase or sale order received after that time on the next business day.

For purchases by check, if the purchase request is received by the Funds (other than the Government Money Market Fund) on a business day before the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, the trade date for the purchase will be the second business day after the Funds receives the purchase request. For the Government Money Market Fund, for purchases by check, the trade date for the purchase will generally be within two business days.

Purchases of Fund shares (except for the Tactical Income Fund and Government Money Market Fund) made by telephone will receive the NAV next calculated after receipt of the purchase order via telephone, provided that “federal funds” are received by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern Time) within two business days after the purchase order is placed. Shares of the Tactical Income Fund purchased via telephone receive the NAV next determined after receipt of both a purchase order and payment.

Purchase requests for the Government Money Market Fund received by the Fund or a financial intermediary prior to 3:30 p.m. Eastern Time will begin earning dividends on the day received, provided the Fund receives federal funds by the close of the Federal Reserve wire transfer system that day. On any business day in which the Government Money Market Fund is open but the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time and to process any purchase or sale order received after that time on the next business day. Purchase orders received after the fund closes, or for which wire payment is not received the same day, are effective the following day.

In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by a Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by a Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent.

Other Purchase Information. The Funds may limit the amount of purchases or refuse to sell shares to any person and for any reason. If a shareholder’s check or wire is dishonored, the purchase and any dividends paid thereon will be reversed and the Fund will charge you a fee of $36.00 for each check or wire that is dishonored, in addition to any losses or fees incurred by the Fund or the Fund’s transfer agent. We reserve the right to change this fee at any time. The Funds have the right to stop offering shares or offer shares only on a limited basis, for a period of time or permanently for sale at any time. Please note that your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

HOW TO REDEEM SHARES

You may redeem all or part of your investment in a Fund on any day that the Funds are open for business, subject to certain restrictions described below. You may request a redemption by mail, telephone or fax. IRA accounts are not redeemable by telephone; an IRA distribution form must be completed and sent to the Funds. Contact your financial intermediary or call (800) 325-3539, or (614) 760-2159 to request an IRA distribution form. You may also download a form on our website at www.meederinvestment.com.

The Funds expect that it generally will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted below. The Funds expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

By Mail:

You may redeem any part of your account by sending a written request to your financial intermediary, if applicable, or to the Funds.

●	The redemption requests sent to the Funds must be initiated by an authorized trader on the account and contain the following information:

●	the Fund name;

●	your account number;

●	your address;

●	the dollar amount or number of shares you wish to redeem;

●	the signature(s) of all registered account owners (refer to account application for signature requirements); and

●	the Federal tax withholding election (for retirement accounts).

●	The redemption request should be sent to:

Meeder Funds
P.O. Box 7177
Dublin, Ohio 43017

●	In certain circumstances, a Medallion Signature Guarantee may be required. For more details, please see Medallion Signature Guarantee below.

●	Amounts withdrawn will be mailed to your address of record at the Funds, sent electronically via ACH, or wired to your bank of record. Shareholders requesting Priority Mail or overnight delivery will be charged for this service.

●	Redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

By Telephone:

You may redeem shares by telephone by calling (800) 325-3539, or (614) 760-2159.

●	If you wish to use the telephone redemption procedure, you must select this feature on the New Account Application.

●	Proceeds from telephone transactions will be mailed only to the names(s) and address of record and will only be executed if telephone redemptions are authorized on the account. Shareholders requesting Priority Mail or overnight delivery will be charged for this service.

●	For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will employ reasonable measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any loss, damage, cost or expenses in acting on such telephone instructions.

●	The Fund may terminate the telephone procedures at any time.

●	During periods of extreme market activity, it is possible that you may encounter some difficulty in reaching us by telephone. If you are unable to reach us by telephone, you may request a redemption by mail or leave a message and a client services representative will return your call promptly. Please do not leave trade instructions on voicemail as these requests will not be honored.

When making your initial investment in a Fund, you may choose to participate in the Systematic Withdrawal Program. This program allows you to automatically sell your shares and receive regular distributions from your account. For more information about the Systematic Withdrawal Program, see Other Client Services – Systematic Withdrawal Program.

Medallion Signature Guarantee. A signature guarantee may be required when a request is received in writing to redeem shares. A Medallion Signature Guarantee helps protect you against fraud. If your account is held directly with the Funds and you submit your request to the Funds by mail, the Funds may require that your request be made in writing and include a signature guarantee in the following circumstances:

●	You request redemption of shares exceeding $100,000 in value;

●	Your account address was changed within the last 30 days;

●	Your bank account or wire instructions were changed within the last 30 days;

●	You request payment of funds to an address other than the address of record;

●	You request payment of funds to someone other than an account owner;

●	You request transfer of cash or securities to an account with a different registration.

You can obtain a Medallion Signature Guarantee from most banks, broker-dealers, credit unions or savings associations. A notary public cannot provide a signature guarantee. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). The Funds reserve the right to waive Medallion and other signature guarantee requirements, require a Medallion or other signature guarantee under other circumstances, or reject or delay a redemption or other instruction if the signature guarantee is not in good form. When the requirement is waived, the Funds may utilize other methods to verify that the instruction has been made by an authorized individual.

When Redemptions Are Effective. Redemption requests received by a Fund (other than the Government Money Market Fund) or an authorized financial intermediary before 4:00 p.m. Eastern Time (or before the NYSE closes if it closes before 4:00 p.m. Eastern Time) will be effective that day. Redemption requests received by a Fund or an authorized financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

Redemption requests received by the Government Money Market Fund, or an authorized financial intermediary, before 3:30 p.m. Eastern time (or before the Federal Reserve closes, if it closes before 3:30 p.m. Eastern Time), will be effective that day. On any business day in which the Government Money Market Fund is open but the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time and to process any purchase or sale order received after that time on the next business day. Redemption requests received by the Government Money Market Fund or an authorized financial intermediary after the close of the Fund are processed at the NAV determined on the following business day.

The price you receive when you redeem your shares will be the NAV next determined after a Fund receives your properly completed redemption request. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary or Fund may charge a transaction fee to redeem shares.

When Redemptions Are Made. You may receive redemption proceeds by check, ACH, or federal wire transfer. In the event that ACH is impossible or impractical, the redemption proceeds will be sent by mail to the designated account. Amounts withdrawn by mail normally are sent by U.S. mail within one business day after the request is received and are mailed no later than seven days after receipt of the redemption request.

Amounts withdrawn by telephone normally are mailed or wired on the next bank business day following the date of the redemption request. You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund.

Proceeds from the redemption of shares of the Government Money Market Fund normally will be wired the same day, if a request for a wire redemption is received prior to 3:30 p.m. Eastern Time on any business day.

ACH Requests. You may request funds to be sent via ACH. The Funds do not charge for this service. The Fund may hold proceeds for shares purchased by ACH up to three days and for shares purchased by check may be as long as ten business days until the purchase amount has been collected. In addition, if shares are purchased by check and there has been a recent address change on the account, the Fund’s transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected, which may take up to ten business days. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

As a special service, you may arrange to have amounts in excess of $3,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the wired proceeds. The Fund reserves the right to charge $15 a wire at any time. The shareholder may also be charged a similar fee from the receiving bank.

Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians, or other fiduciaries.

If you hold shares in a direct account with a Fund and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the Fund at the NAV next calculated on the day of the investment.

Check-Writing Redemption Procedure (Government Money Market Fund Only): The Government Money Market will provide a supply of checks to any shareholder when requested. These checks are mailed to your address of record normally within two to three weeks following the date of the initial account investment. These checks may be used to draw against your Fund account. Checks may be written in any amount greater than $100. To use this privilege, you must complete the check-writing redemption feature on the New Account Application form and complete the signature card, or notify the Fund after making an initial investment. The Fund reserves the right to charge for Fund checkbook orders.

A commercial check package consisting of 300 checks is available for a nominal charge. If you are interested in a commercial check package, you should contact the Fund for additional information at 1-800-325-3539 or (614) 760-2159.

Checkbooks for new Fund account applications will not be ordered until the account application is in good order.

Checks are considered drafts. You may not be able to use them to get cash immediately from a bank and may not be able to use them to set up electronic banking or bill-paying services. Do not make a check payable to cash.

When a check is presented to the bank for payment, the bank (as your agent) will cause the Fund to redeem sufficient shares to cover the amount of the check. Shares continue earning dividends until the day on which the check is presented to the bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed NAV, the bank will only accept checks for payment which are presented through normal bank clearing channels. If shares are purchased by check, the Fund’s transfer agent will return checks drawn on those shares, or any portion thereof, until the check(s) used to purchase the shares has cleared (subject to the ten business day hold). If you anticipate check redemptions soon after you purchase shares, you are advised to wire payment to avoid the return of any check(s). If the amount of the check is greater than the value of the shares held in your account, the check will be returned and your account will be charged a fee of $36. We reserve the right to change this fee at any time. To avoid the possibility that a check may not be accepted due to insufficient share balances, you should not attempt to withdraw the full amount of an account or to close out an account by using this procedure. If the signature on the check does not match the signature card completed prior to receiving a book of checks, the check will be rejected. The Fund, the transfer agent and the bank will not be liable for any loss or expenses associated with returned checks. Use of this procedure will be subject to the bank’s rules and regulations governing checking accounts.

Because it is not possible to determine your account’s value in advance, you should not write a check for the entire value of your account or try to close your account by writing a check.

You may request a stop payment on any check and the transfer agent will attempt to carry out your request. The transfer agent cannot guarantee that such efforts will be successful. Because the bank charges the Fund for this service, your account will be charged a $36 fee for any stop-payment request that becomes effective. No fee, other than those specified above, will be charged to you for participation in the check-writing redemption procedure or for the clearance of any checks. We reserve the right to change this fee at any time. The stop payment shall be effective for six months. The stop payment may be renewed for an additional six months if requested in writing.

A check-writing redemption request which is verifiably submitted to the Fund or the Fund’s agent before a liquidity fee or redemption gate is imposed will be considered a valid redemption and will be processed normally.

Accounts with Low Balances. The Funds incur certain fixed costs in maintaining shareholder accounts. Therefore, if your account value is less than $2,500 (or $400 for an IRA account or $9,000 for Asset Allocation Accounts), the account will be subject to an annual low balance fee of $25.00. You will receive notification 60 days prior to the date the fee is deducted. If the year-to-date average daily balance is above the relevant minimum, no charge will be assessed to the account. The low balance fee also will not be charged for: (a) Automatic Account Builder Program participants, (b) group retirement accounts that are making continuing purchases, or (c) certain accounts held by broker-dealers through the National Securities Clearing Corporation.

The Funds also reserve the right to redeem your shares and close your account if redemption activity brings the value of your account below $2,500 (or $400 for an IRA account or $9,000 for Asset Allocation Accounts) or you have opened your account for less than the minimum purchase amount and do not purchase additional shares to meet the minimum balance requirement. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30-day period.

Redemptions Initiated by the Funds. The Funds reserve the right to redeem your shares if the Fund determines that you do not meet the eligibility requirements described in this Prospectus to maintain your account(s) with the Fund, whether as a result of changes in applicable law or otherwise. The Fund will provide advance written notice of its intent to make any such involuntary redemptions.

Each share of the Fund also is subject to involuntary redemption at any time if the Fund’s Board determines to liquidate the Fund.

Neither the Funds nor the Adviser will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Incidental Costs. The only costs associated with the Funds are described in the Fund Expenses section and certain incidental fees associated with specific services on accounts. These fees include an annual maintenance fee of $10 assessed by the custodian for IRA and Coverdell ESA accounts and a $20 fee per account will be assessed to close out an IRA or Coverdell ESA balance at the time of redemption. We reserve the right to change any of the above fees after notifying you.

Meeder Funds may charge a fee for certain services, such as providing historical account documents and copies of checks.

Redemptions In-Kind. Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, each Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, a Fund will select the securities and value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Funds and its remaining shareholders. In the event a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash.

Identity and Fraud Protection. On every shareholder request received, the transfer agent will employ reasonable measures to verify the identity of the initiator, such as requesting verification of account name, account number, SSN and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any loss, damage, cost or expenses in acting on such instructions.

Please take precautions to protect yourself from fraud. It is important to keep your account information private, and immediately review any account statements or other information that are provided to you from Meeder Funds.

Please contact Meeder Funds immediately about any transactions or changes to your account that you believe are unauthorized.

EXCHANGE PRIVILEGE

You may exchange shares of a Fund for shares of the same share class of any other Fund within the Meeder Funds that is available for sale in your state at their respective NAVs. Exchanges are subject to applicable minimum initial and subsequent investment requirements, as well as shareholder eligibility requirements. Before exchanging into a Fund read its Prospectus. There may be additional requirements if:

●	You wish to register a new account in a different name;

●	You wish to add telephone redemption or exchange privileges to an account; or

●	You wish to have check-writing redemption privileges in the Government Money Market Fund account (A new account application is not required but will need a Medallion Signature Guarantee request by all registered account owners).

Please call Meeder Funds Client Services at (800) 325-3539 for more information.

Exchange requests may be directed to the Funds by mail, fax or telephone.

By Mail or Fax:

●	Mail your exchange request to:

Meeder Funds
P.O. Box 7177
Dublin, Ohio 43017

●	The exchange request must be signed exactly as your name appears on the Funds’ account records.

●	Requests must be signed by all registered account owners and include account specific information like account number and tax identification.

Any requests received via mail or fax may be verified by telephone with registered owners. For faxed requests, please fax to 614-766-6669.

By Telephone:

●	You may make exchanges by telephone only if you selected the telephone redemption feature on your New Account Application

●	Exchange requests may be made by telephone by calling 1-800-325-3539 or (614) 760-2159.

●	Exchanges must be made within the same account number.

●	To transfer shares from one account to another account, the registration of accounts must be identical or be subject to Medallion Signature Guarantee rules.

Exchange requests in good order received by a Fund (other than the Government Money Market Fund) or an authorized financial intermediary before 4:00 p.m. ET (or before the designated closing time on days on which the NYSE closes early) will be effective that day.

Exchange requests in good order received by the Government Money Market Fund or an authorized financial intermediary before 3:30 p.m. ET (or before the designated closing time on days on which the NYSE closes early) will be effective that day.

The price you will receive will be the NAV next determined after a Fund receives your exchange request. Exchange requests received by a Fund or an authorized financial intermediary after the times listed above are processed at the NAV determined on the following business day. The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares redeemed. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange. An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

An exchange may be delayed briefly if redemption proceeds are not immediately available for purchase of the newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, each Fund may reject any exchange request and limit your use of the exchange privilege.

OTHER CLIENT SERVICES

Automatic Account Builder

When making your initial investment in a Fund, you may choose to participate in the Funds’ Automatic Account Builder Program by completing the appropriate section of the New Account Application. Under the program, monthly or bi-monthly the Funds’ transfer agent will electronically debit your checking or savings account at the financial institution identified on the account application for the amount of your purchase. Minimum initial investment thresholds are waived for shareholders who enroll in the Program and deposit at least $100 per month to the account. Your bank must be a member of ACH. There is no charge by the Meeder Funds for this service. Your financial institution, however, may charge for debiting your account. It may take one to three business days to receive funds. You can change the amount or discontinue your participation in the program by phone or by written notice to the Fund at least seven business days prior to the next automatic investment date.

Direct Deposit

Investments of $100 or more (or $2,500 or more for the Government Money Market Fund) may be directly deposited into your investment account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the Funds for information on this service by calling (800) 325-3539 or (614) 760-2159. There is no charge for this service, although the financial institution debiting your account may charge a fee for this service.

Systematic Withdrawal Program

This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Funds in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be selected by completing the appropriate section of the New Account Application. If withdrawals exceed income dividends, the invested principal may be depleted. If the systematic withdrawal amount exceeds the account balance, the withdrawal will be processed for the remaining account balance and the account will be closed. You may make additional investments to the account and may change or stop the systematic withdrawal program at any time. There is no charge for this program.

Sub-accounting for Institutional Investors

A Fund’s optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Funds.

SHORT-TERM TRADING POLICY

Each Fund (except for the Government Money Market Fund) discourages short-term or excessive trading and will seek to restrict or reject such trading or take other action as the Adviser or the transfer agent determines to be appropriate, in accordance with policies adopted by the Funds’ Board.

Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash equivalents, and the dollar amount and frequency of trades, short-term or excessive trading may interfere with the efficient management of a Fund’s portfolio, increase a Fund’s transaction costs, administrative costs and taxes, and/or impact Fund performance. Short-term traders seeking to take advantage of possible delays between the change in the value of a Fund’s portfolio holdings and the reflection of the change in the Fund’s NAV, sometimes referred to as “arbitrage market timing,” may, under certain circumstances, dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

The Funds will seek to reduce the risk of short-term trading by selectively reviewing on a continuous basis recent trading activity in order to identify trading activity that may be contrary to this short-term trading policy. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur. Alternatively, the Funds may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions, including purchases and/or redemptions by an exchange or transfer between the Funds and any other mutual fund. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Funds. Although this method of reducing the risk of short-term trading involves judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders. While the Funds cannot guarantee the prevention of all excessive trading and market timing, by making these judgments the Funds believe they are acting in a manner that is in the best interests of shareholders. The Funds’ excessive trading policies generally do not apply to systematic purchases and redemptions.

As an investor, you are subject to this policy whether you are a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan, such as a 401(k) retirement plan, that maintains an omnibus account with the Funds for trading on behalf of its customers. The Funds have entered into information sharing agreements with such financial intermediaries under which the financial intermediaries are obligated to: (a) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (b) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (c) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing. The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

The Government Money Market Fund is intended for short-term investment horizons, and therefore, does not monitor for market timers or prohibit short-term trading activity. Although the Government Money Market Fund is managed in a manner that is consistent with its investment objective, frequent trading by shareholders may disrupt management of the Fund and increase Fund expenses.

Financial intermediaries maintaining omnibus accounts with the Funds may impose market timing policies that are more restrictive than the market timing policy adopted by the Board. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this Prospectus to fully understand the market timing policies applicable to you.

DISTRIBUTION AND SHAREHOLDER SERVICES FEES

Distribution Plan. The Board of the Funds has adopted, on behalf of the Retail Class Shares of the Funds and Class E and Class Y Shares of the Government Money Market Fund, a shareholder distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). The Distribution Plan allows the Funds to use part of its assets to pay for the sale and distribution of those Shares, including advertising, marketing and other promotional activities as well as shareholder servicing. For these services, the Funds have authorized its agents or distributors to pay a distribution fee (the “Distribution Fee”) at the rates set forth below to financial intermediaries or other parties who have entered into selling or shareholder distribution agreements with the Funds, its agents, or Distributor. The Funds may also pay a portion of the Distribution Fee to the Distributor for costs incurred in connection with the distribution, sale, or promotion of the Retail Share Class or the shares of the Government Money Market Fund.

Under the Distribution Plan, the Funds may pay a Distribution Fee up to the following annualized rate for each of the following Retail share classes:

RETAIL SHARE CLASS	Percentage of Average Daily Net Assets
Muirfield Fund	0.20%
Spectrum Fund	0.25%
Global Allocation Fund	0.25%
Balanced Fund	0.25%
Moderate Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Dynamic Allocation Fund	0.25%
Sector Rotation Fund	0.20%
Tactical Income Fund	0.25%

The Government Money Market Fund is authorized to charge 0.20% of its average daily net assets as a Distribution Fee for its Class E Shares and 0.75% for its Class Y Shares.

Because the Distribution Fees are paid out of the Funds’ assets on an on-going basis, the fees under the Distribution Plan will, over time, increase the cost of investing in the Funds and cost investors more than other types of sales charges.

Shareholder Services Plan. The Board has also adopted, on behalf of Funds (other than Class E Shares, Class F Shares and Class X Shares of the Government Money Market Fund), a shareholder services plan (the “Shareholder Services Plan”). Under the Shareholder Services Plan, the various share classes of the Funds (except the Class E Shares, Class F Shares and Class X Shares of the Government Money Market Fund) bear a service fee (the “Shareholder Services Fee”) at the rates set forth below on an annualized basis. The Shareholder Services Fee is paid in exchange for support services provided to shareholders including, but not limited to, responding to customer inquiries, processing payments, providing statements, and maintaining shareholder accounts and records. The Shareholder Services Fee may be paid by the Funds’ agent or Distributor to financial intermediaries that have entered into shareholder services or similar agreements with the Funds or its agents. Payments under the Shareholder Services Plan are an operating expense of the Funds. The Shareholder Services Fee varies according to the agreement and services provided and are committed to the discretion of the Funds’ agent or Distributor up to the following amounts of the Funds’ daily net assets attributable to each class of shares on an annualized basis:

Share Class	Shareholder Services fee
Institutional Class	0.10%
Adviser Class	0.25%
Retail Class	0.20%
Class Y (Government Money Market Fund)	0.15%
Class Z (Government Money Market Fund)	0.25%

Additional Compensation. On occasion, the Distributor, the Adviser or its affiliates may make payments out of their own resources, without reimbursement from the Funds, to financial intermediaries and other persons as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, to support distribution of shares of the Funds or provide services to Fund shareholders. These payments are often referred to as “additional cash compensation” and are in addition to the Distribution Fees and the Shareholder Services Fees. These payments include fixed charges for establishing access to a Fund’s shares on particular trading systems as well as basis point payments on gross or net sales for the range of services that may otherwise be covered by the Distribution Plan or the Shareholder Services Plan.

The Adviser or its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

Payments to Financial Intermediaries. If you purchase shares of a Fund through a financial intermediary, the broker, representative or financial intermediary through whom you made the purchase may have received a portion of the Distribution Fee or Additional Compensation described above. These payments may create a conflict of interest by influencing the broker, representative or financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIVIDENDS AND DISTRIBUTIONS

Investment Income and Capital Gains. Each Fund may earn dividends and interest (i.e., investment income) on its investments. In addition, when a Fund sells a security for a price that is higher than it paid, it records a gain. When a Fund sells a security for a price that is lower than it paid, it records a loss. If a Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund’s gains and losses are netted together to produce net capital gains or net capital losses. As a shareholder, you will receive your share of a Fund’s investment income and net capital gains.

Distributions. Each Fund’s net investment income and short-term capital gains are paid to you as ordinary dividends. Each Fund’s long-term capital gains are paid to you as capital gain distributions. If a Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call a Fund’s “distributions.” The Tactical Income Fund and Government Money Market Fund distribute substantially all of their net investment income as dividends to shareholders on a monthly basis. The Muirfield Fund, Spectrum Fund, Conservative Allocation Fund, Moderate Allocation Fund, Sector Rotation Fund, Dynamic Allocation Fund, Balanced Fund, and Global Allocation Fund distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. All Funds distribute capital gains, if any, annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

Dividend Reinvestment. Most investors have their dividends reinvested in additional shares of the same Fund or another owned fund meeting the Fund minimum requirements. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested in additional shares of the same Fund at the applicable NAV on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable or the check is not cashed within six months of the date of the check, your check may be invested in additional shares of the same Fund at the NAV next calculated on the day of the investment. Dividend distributions of less than $10 are automatically reinvested in the Fund and cannot be paid in cash. The $10 dividend distribution threshold applies to all account types including IRAs. You may elect to have distributions $10 and over on shares held in IRAs paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Funds, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. Foreign governments may impose taxes on the income and gains from a Fund’s investments in foreign securities. These taxes will reduce the amount of a Fund’s distributions to you.

Taxation of Distributions. Distributions from the Funds (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Muirfield Fund, Spectrum Fund, Sector Rotation Fund, Dynamic Allocation Fund, Balanced Fund, and Global Allocation Fund generally are expected to consist primarily of net capital gains. Distributions by the Conservative Allocation Fund, Moderate Allocation Fund, Tactical Income Fund, and Government Money Market Fund are expected to consist primarily of ordinary income; however, the nature of a Fund’s distributions could vary in any given year. The IRS has exempted from the “wash sale” rule dispositions of shares of money market funds, such as the Government Money Market Fund.

At the end of the calendar year, you will receive an Internal Revenue Service Form 1099 setting forth the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Funds in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 20%. The amount of dividend income that may be so designated by the Funds generally will be limited to the aggregate of the eligible dividends received by the Funds. In addition, the Funds must meet certain holding period and other requirements with respect to the shares on which the Funds received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to Fund Shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder generally will be taxed at a maximum rate of 20%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Funds and gains from the sale of shares, including redemptions.

A Fund may incur net capital losses, which can be carried forward to subsequent tax years. These capital loss carry forwards may be applied against subsequent capital gains within the Funds, thus reducing or eliminating capital gains distributions to shareholders of those Funds. Information regarding capital loss carry forwards, if any, including the amount available and the expiration date, can be found in the Meeder Funds Annual Report.

U.S. Government Interest. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The Funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

State Taxes. Ordinary dividends and capital gain distributions that you receive from a Fund and gains arising from redemptions or exchanges of your Fund’s shares will generally be subject to state and local income tax. The holding of a Fund’s shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the Funds.

Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to the plan, but you will be required to report Fund distributions on your income tax return when your qualified plan makes payments directly to you. In general, these plans or accounts are governed by complex tax rules. In addition, special rules apply to payouts from Roth IRAs. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Dividends-Received Deduction. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a Fund.

Buying a Dividend. If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce a Fund’s NAV per share. Therefore, if you buy shares after a Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”

Selling Shares. Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at a maximum rate of 20%. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Backup Withholding. By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien).

You also may be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions or proceeds. When withholding is required, the amount is currently 24% of any distributions or proceeds paid. You should be aware that a Fund may be fined up to $250 annually by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the applicable Fund may make a corresponding charge against the account.

SHAREHOLDER REPORTS AND OTHER INFORMATION

Statements, Reports and Prospectuses. The Funds or your financial intermediary will send you quarterly account statements and other Fund materials and reports. If you have an account directly with the Meeder Funds, you may elect to receive electronic copies of account statements, Prospectuses, shareholder reports and other Fund information. To select this option, visit www.meederinvestment.com and enroll in the Meeder Funds electronic delivery program. After enrolling and activating your account, you will receive e-mail notifications when Fund documents are available to be viewed and downloaded. You also may view your accounts online, as well as obtain account transactions and balance information at www.meederinvestment.com.

In addition, the Funds or your financial intermediary will send you an immediate transaction confirmation statement after every non-systematic transaction, except transactions for the Government Money Market Fund. The Government Money Market Fund or your financial intermediary will send you a monthly confirmation statement for all transactions for the Government Money Market Fund unless the only transactions are dividends. Your confirmation statement will be mailed or available within five business days following month/quarter end.

Householding. To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each Prospectus, annual and semi-annual report and annual notice of the Funds’ privacy policy to shareholders having the same last name and address. The consolidation of these mailings, called “householding,” benefits the Funds by reducing mailing expense. If you want to receive multiple copies of these materials, you may write to Mutual Funds Service Co. at 6125 Memorial Drive, Dublin, OH 43017 or call 1-800-325-3539. Individual copies of Prospectuses, reports and privacy notices will be sent to you commencing within 30 days after Mutual Funds Service Co. receives your request to stop householding.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of the Funds’ operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

Classes X and Class Y Shares of the Government Money Market Fund commenced operations on April 30, 2025 and do not have financial highlights available at this time. Because Class Z Shares currently are not offered for purchase, the financial highlights for this class is not presented.

Financial Highlights
For the Years Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Muirfield Fund - Retail Class(4)(5)(6)(7)
2024	$9.09	0.12	1.47	1.59	(0.11)	(1.41)	0.00	(1.52)
2023	$8.24	0.14	0.97	1.11	(0.14)	(0.12)	0.00	(0.26)
2022	$9.53	0.03	(1.09)	(1.06)	(0.06)	(0.17)	0.00	(0.23)
2021	$8.20	(0.01)	1.66	1.65	(0.07)	(0.25)	0.00	(0.32)
2020	$7.91	0.03	0.31	0.34	(0.05)	0.00	0.00	(0.05)
Muirfield Fund - Adviser Class(4)(5)(6)(7)
2024	$9.22	0.15	1.49	1.64	(0.14)	(1.41)	0.00	(1.55)
2023	$8.36	0.17	0.98	1.15	(0.17)	(0.12)	0.00	(0.29)
2022	$9.63	0.06	(1.10)	(1.04)	(0.06)	(0.17)	0.00	(0.23)
2021	$8.26	0.03	1.67	1.70	(0.08)	(0.25)	0.00	(0.33)
2020	$7.97	0.05	0.31	0.36	(0.07)	0.00	0.00	(0.07)
Muirfield Fund - Institutional Class(4)(5)(6)(7)
2024	$9.23	0.14	1.49	1.63	(0.13)	(1.41)	0.00	(1.54)
2023	$8.37	0.16	0.98	1.14	(0.16)	(0.12)	0.00	(0.28)
2022	$9.65	0.06	(1.11)	(1.05)	(0.06)	(0.17)	0.00	(0.23)
2021	$8.28	0.03	1.66	1.69	(0.07)	(0.25)	0.00	(0.32)
2020	$7.99	0.05	0.31	0.36	(0.07)	0.00	0.00	(0.07)
Spectrum Fund - Retail Class(4)(5)(6)(7)
2024 (9)	$12.51	0.10	2.21	2.31	(0.10)	(1.13)	0.00	(1.23)
2023	$11.95	0.18	1.43	1.61	(0.17)	(0.88)	0.00	(1.05)
2022	$13.88	0.01	(1.61)	(1.60)	(0.09)	(0.24)	0.00	(0.33)
2021	$12.15	(0.06)	2.56	2.50	(0.03)	(0.74)	0.00	(0.77)
2020	$12.19	0.00	(0.03)	(0.03)	(0.01)	0.00	0.00	(0.01)
Spectrum Fund - Adviser Class(4)(5)(6)(7)
2024 (9)	$12.64	0.16	2.25	2.41	(0.16)	(1.13)	0.00	(1.29)
2023	$12.08	0.24	1.44	1.68	(0.24)	(0.88)	0.00	(1.12)
2022	$13.96	0.07	(1.62)	(1.55)	(0.09)	(0.24)	0.00	(0.33)
2021	$12.17	0.02	2.54	2.56	(0.03)	(0.74)	0.00	(0.77)
2020	$12.27	0.03	(0.02)	0.01	(0.11)	0.00	0.00	(0.11)
Spectrum Fund - Institutional Class(4)(5)(6)(7)
2024 (9)	$12.68	0.15	2.25	2.40	(0.15)	(1.13)	0.00	(1.28)
2023	$12.11	0.23	1.45	1.68	(0.23)	(0.88)	0.00	(1.11)
2022	$14.01	0.06	(1.62)	(1.56)	(0.10)	(0.24)	0.00	(0.34)
2021	$12.22	0.01	2.55	2.56	(0.03)	(0.74)	0.00	(0.77)
2020	$12.31	0.04	(0.02)	0.02	(0.11)	0.00	0.00	(0.11)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (2)	Ratio of Expenses to Average Net Assets Before Fee Reductions (3)	Portfolio Turnover Rate

$9.16	16.90%	$59,486	1.16%	1.14%	1.14%	312%
$9.09	13.55%	$42,667	1.60%	1.18%	1.18%	316%
$8.24	(11.19%)	$38,206	0.37%	1.20%	1.20%	267%
$9.53	20.20%	$43,353	(0.06)%	1.21%	1.21%	197%
$8.20	4.36%	$134,240	0.35%	1.28%	1.28%	225%

$9.31	17.28%	$115,594	1.45%	0.85%	0.85%	312%
$9.22	13.84%	$102,117	1.91%	0.87%	0.87%	316%
$8.36	(10.85%)	$94,282	0.71%	0.87%	0.87%	267%
$9.63	20.61%	$104,300	0.33%	0.90%	0.90%	197%
$8.26	4.67%	$48,953	0.64%	0.98%	0.98%	225%

$9.32	17.13%	$756,070	1.37%	0.93%	0.93%	312%
$9.23	13.70%	$603,681	1.84%	0.94%	0.95%	316%
$8.37	(10.93%)	$503,589	0.63%	0.94%	0.95%	267%
$9.65	20.55%	$572,819	0.27%	0.94%	0.95%	197%
$8.28	4.66%	$390,632	0.73%	0.88%	0.97%	225%

$13.59	18.21%	$1,973	0.70%	1.85%	1.85%	260%
$12.51	13.66%	$1,789	1.43%	1.53%	1.53%	334%
$11.95	(11.52%)	$1,715	0.08%	1.52%	1.52%	289%
$13.88	20.58%	$2,526	(0.43)%	1.49%	1.49%	200%
$12.15	(0.23%)	$36,604	(0.04)%	1.73%	1.73%	182%

$13.76	18.82%	$40,573	1.14%	1.41%	1.41%	260%
$12.64	14.07%	$36,059	1.88%	1.08%	1.08%	334%
$12.08	(11.08%)	$33,536	0.56%	1.08%	1.08%	289%
$13.96	21.07%	$38,190	0.11%	1.09%	1.09%	200%
$12.17	0.18%	$12,475	0.32%	1.36%	1.36%	182%

$13.80	18.66%	$180,485	1.06%	1.49%	1.49%	260%
$12.68	14.06%	$153,543	1.80%	1.16%	1.16%	334%
$12.11	(11.19%)	$148,907	0.49%	1.15%	1.15%	289%
$14.01	20.98%	$170,388	0.05%	1.13%	1.13%	200%
$12.22	0.25%	$136,200	0.33%	1.32%	1.33%	182%

Financial Highlights
For the Years Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Global Allocation Fund - Retail Class(4)(5)(6)(7)
2024	$11.32	0.21	0.86	1.07	(0.21)	(1.27)	0.00	(1.48)
2023	$9.98	0.19	1.34	1.53	(0.19)	0.00	0.00	(0.19)
2022	$11.55	(0.02)	(1.47)	(1.49)	(0.03)	(0.05)	0.00	(0.08)
2021	$11.40	(0.08)	1.52	1.44	0.00	(1.29)	0.00	(1.29)
2020	$11.32	(0.02)	0.35	0.33	0.00	(0.25)	0.00	(0.25)
Global Allocation Fund - Adviser Class(4)(5)(6)(7)
2024	$11.42	0.27	0.85	1.12	(0.25)	(1.27)	0.00	(1.52)
2023	$10.08	0.23	1.35	1.58	(0.24)	0.00	0.00	(0.24)
2022	$11.61	0.03	(1.48)	(1.45)	(0.03)	(0.05)	0.00	(0.08)
2021	$11.42	(0.02)	1.50	1.48	0.00	(1.29)	0.00	(1.29)
2020	$11.35	0.01	0.37	0.38	(0.06)	(0.25)	0.00	(0.31)
Global Allocation Fund - Institutional Class(4)(5)(6)(7)
2024	$11.40	0.26	0.86	1.12	(0.25)	(1.27)	0.00	(1.52)
2023	$10.05	0.23	1.36	1.59	(0.24)	0.00	0.00	(0.24)
2022	$11.58	0.03	(1.48)	(1.45)	(0.03)	(0.05)	0.00	(0.08)
2021	$11.38	(0.02)	1.51	1.49	0.00	(1.29)	0.00	(1.29)
2020	$11.36	0.02	0.35	0.37	(0.10)	(0.25)	0.00	(0.35)
Balanced Fund - Retail Class(4)(5)(6)(7)
2024	$12.68	0.20	1.34	1.54	(0.19)	(1.54)	0.00	(1.73)
2023	$11.50	0.21	1.17	1.38	(0.20)	0.00	0.00	(0.20)
2022	$13.42	0.06	(1.55)	(1.49)	(0.23)	(0.20)	0.00	(0.43)
2021	$12.82	(0.01)	1.71	1.70	(0.16)	(0.94)	0.00	(1.10)
2020	$12.26	0.08	0.56	0.64	(0.08)	0.00	0.00	(0.08)
Balanced Fund - Adviser Class(4)(5)(6)(7)
2024	$12.80	0.25	1.37	1.62	(0.25)	(1.54)	0.00	(1.79)
2023	$11.62	0.26	1.18	1.44	(0.26)	0.00	0.00	(0.26)
2022	$13.53	0.11	(1.57)	(1.46)	(0.25)	(0.20)	0.00	(0.45)
2021	$12.92	0.11	1.66	1.77	(0.22)	(0.94)	0.00	(1.16)
2020	$12.35	0.13	0.56	0.69	(0.12)	0.00	0.00	(0.12)
Balanced Fund - Institutional Class(4)(5)(6)(7)
2024	$12.83	0.24	1.36	1.60	(0.23)	(1.54)	0.00	(1.77)
2023	$11.64	0.25	1.20	1.45	(0.26)	0.00	0.00	(0.26)
2022	$13.56	0.11	(1.58)	(1.47)	(0.25)	(0.20)	0.00	(0.45)
2021	$12.94	0.10	1.67	1.77	(0.21)	(0.94)	0.00	(1.15)
2020	$12.36	0.14	0.55	0.69	(0.11)	0.00	0.00	(0.11)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (2)	Ratio of Expenses to Average Net Assets Before Fee Reductions (3)	Portfolio Turnover Rate

$10.91	9.02%	$2,904	1.75%	1.86%	1.86%	214%
$11.32	15.37%	$2,880	1.79%	1.89%	1.89%	262%
$9.98	(12.94%)	$2,399	(0.18)%	1.81%	1.81%	243%
$11.55	12.58%	$3,567	(0.63)%	1.72%	1.72%	173%
$11.40	2.96%	$9,001	(0.25)%	1.74%	1.74%	179%

$11.02	9.42%	$308	2.17%	1.44%	1.44%	214%
$11.42	15.82%	$3,838	2.15%	1.47%	1.47%	262%
$10.08	(12.52%)	$4,088	0.28%	1.37%	1.37%	243%
$11.61	12.90%	$5,099	(0.14)%	1.31%	1.31%	173%
$11.42	3.42%	$1,740	0.09%	1.40%	1.40%	179%

$11.00	9.44%	$33,915	2.15%	1.46%	1.46%	214%
$11.40	15.87%	$26,394	2.17%	1.49%	1.49%	262%
$10.05	(12.56%)	$25,175	0.25%	1.37%	1.37%	243%
$11.58	13.05%	$36,590	(0.16)%	1.30%	1.30%	173%
$11.38	3.43%	$34,841	0.17%	1.31%	1.31%	179%

$12.49	11.80%	$9,036	1.45%	1.35%	1.35%	247%
$12.68	12.08%	$7,742	1.73%	1.37%	1.37%	273%
$11.50	(11.09%)	$6,117	0.48%	1.39%	1.39%	365%
$13.42	13.23%	$7,086	(0.09)%	1.36%	1.36%	205%
$12.82	5.27%	$75,449	0.65%	1.41%	1.41%	189%

$12.63	12.27%	$76,496	1.83%	0.98%	0.98%	247%
$12.80	12.48%	$69,697	2.13%	0.98%	0.98%	273%
$11.62	(10.77%)	$65,668	0.89%	0.97%	0.97%	365%
$13.53	13.71%	$71,034	0.78%	0.97%	0.97%	205%
$12.92	5.66%	$18,699	1.03%	1.04%	1.04%	189%

$12.66	12.15%	$320,673	1.75%	1.06%	1.06%	247%
$12.83	12.53%	$286,932	2.10%	1.00%	1.05%	273%
$11.64	(10.80%)	$273,928	0.86%	1.00%	1.05%	365%
$13.56	13.71%	$309,130	0.69%	1.00%	1.02%	205%
$12.94	5.71%	$302,350	1.09%	0.98%	1.03%	189%

Financial Highlights
For the Years Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Moderate Allocation Fund - Retail Class(4)(5)(6)(7)
2024	$11.87	0.27	0.84	1.11	(0.26)	(0.54)	0.00	(0.80)
2023	$10.97	0.27	0.91	1.18	(0.28)	0.00	0.00	(0.28)
2022	$12.64	0.08	(1.43)	(1.35)	(0.24)	(0.08)	0.00	(0.32)
2021	$12.37	(0.02)	1.10	1.08	(0.05)	(0.76)	0.00	(0.81)
2020	$11.85	0.13	0.52	0.65	(0.13)	0.00	0.00	(0.13)
Moderate Allocation Fund - Adviser Class(4)(5)(6)(7)
2024	$11.93	0.32	0.85	1.17	(0.32)	(0.54)	0.00	(0.86)
2023	$11.01	0.32	0.92	1.24	(0.32)	0.00	0.00	(0.32)
2022	$12.66	0.14	(1.45)	(1.31)	(0.26)	(0.08)	0.00	(0.34)
2021	$12.39	0.16	0.97	1.13	(0.10)	(0.76)	0.00	(0.86)
2020	$11.86	0.17	0.53	0.70	(0.17)	0.00	0.00	(0.17)
Moderate Allocation Fund - Institutional Class(4)(5)(6)(7)
2024	$11.95	0.31	0.84	1.15	(0.30)	(0.54)	0.00	(0.84)
2023	$11.03	0.31	0.93	1.24	(0.32)	0.00	0.00	(0.32)
2022	$12.68	0.13	(1.44)	(1.31)	(0.26)	(0.08)	0.00	(0.34)
2021	$12.42	0.14	0.98	1.12	(0.10)	(0.76)	0.00	(0.86)
2020	$11.89	0.17	0.53	0.70	(0.17)	0.00	0.00	(0.17)
Conservative Allocation Fund - Retail Class(4)(5)(6)(7)
2024	$22.22	0.63	0.82	1.45	(0.63)	0.00	0.00	(0.63)
2023	$20.85	0.62	1.37	1.99	(0.62)	0.00	0.00	(0.62)
2022	$23.64	0.22	(2.64)	(2.42)	(0.25)	(0.12)	0.00	(0.37)
2021	$23.91	0.22	0.89	1.11	(0.24)	(1.14)	0.00	(1.38)
2020	$22.85	0.37	1.04	1.41	(0.35)	0.00	0.00	(0.35)
Conservative Allocation Fund - Adviser Class(4)(5)(6)(7)
2024	$22.49	0.72	0.82	1.54	(0.71)	0.00	0.00	(0.71)
2023	$21.11	0.71	1.38	2.09	(0.71)	0.00	0.00	(0.71)
2022	$23.91	0.31	(2.69)	(2.38)	(0.30)	(0.12)	0.00	(0.42)
2021	$24.21	0.41	0.81	1.22	(0.38)	(1.14)	0.00	(1.52)
2020	$23.13	0.46	1.06	1.52	(0.44)	0.00	0.00	(0.44)
Conservative Allocation Fund - Institutional Class(4)(5)(6)(7)
2024	$22.55	0.71	0.81	1.52	(0.69)	0.00	0.00	(0.69)
2023	$21.15	0.69	1.40	2.09	(0.69)	0.00	0.00	(0.69)
2022	$23.96	0.29	(2.69)	(2.40)	(0.29)	(0.12)	0.00	(0.41)
2021	$24.26	0.38	0.81	1.19	(0.35)	(1.14)	0.00	(1.49)
2020	$23.18	0.46	1.06	1.52	(0.44)	0.00	0.00	(0.44)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (2)	Ratio of Expenses to Average Net Assets Before Fee Reductions (3)	Portfolio Turnover Rate

$12.18	9.24%	$937	2.14%	1.34%	1.34%	199%
$11.87	10.92%	$932	2.42%	1.37%	1.37%	246%
$10.97	(10.75%)	$1,033	0.73%	1.36%	1.36%	446%
$12.64	8.74%	$1,190	(0.22)%	1.34%	1.34%	211%
$12.37	5.55%	$30,930	1.00%	1.38%	1.38%	160%

$12.24	9.66%	$33,598	2.53%	0.95%	0.95%	199%
$11.93	11.43%	$32,881	2.85%	0.94%	0.94%	246%
$11.01	(10.39%)	$30,879	1.18%	0.94%	0.94%	446%
$12.66	9.15%	$29,781	1.13%	0.94%	0.94%	211%
$12.39	6.04%	$9,823	1.39%	1.00%	1.00%	160%

$12.26	9.53%	$144,755	2.46%	1.03%	1.03%	199%
$11.95	11.36%	$132,211	2.77%	1.02%	1.02%	246%
$11.03	(10.39%)	$126,610	1.09%	1.00%	1.00%	446%
$12.68	9.05%	$142,788	1.01%	0.99%	0.99%	211%
$12.42	6.02%	$135,512	1.40%	0.99%	0.99%	160%

$23.04	6.53%	$6,204	2.76%	1.23%	1.23%	166%
$22.22	9.67%	$5,675	2.92%	1.24%	1.24%	277%
$20.85	(10.24%)	$5,328	1.01%	1.21%	1.21%	543%
$23.64	4.64%	$6,879	0.78%	1.22%	1.23%	210%
$23.91	6.28%	$29,034	1.46%	1.28%	1.28%	139%

$23.32	6.88%	$23,843	3.09%	0.89%	0.89%	166%
$22.49	10.06%	$22,207	3.28%	0.88%	0.88%	277%
$21.11	(9.94%)	$21,189	1.40%	0.87%	0.87%	543%
$23.91	5.04%	$22,283	1.56%	0.87%	0.88%	210%
$24.21	6.69%	$7,082	1.85%	0.92%	0.92%	139%

$23.38	6.78%	$114,777	3.02%	0.96%	0.96%	166%
$22.55	10.03%	$100,435	3.21%	0.96%	0.96%	277%
$21.15	(10.00%)	$93,889	1.33%	0.94%	0.94%	543%
$23.96	4.94%	$105,307	1.42%	0.92%	0.93%	210%
$24.26	6.68%	$105,403	1.87%	0.92%	0.92%	139%

Financial Highlights
For the Years Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Dynamic Allocation Fund - Retail Class(4)(5)(6)(7)
2024	$13.53	0.21	1.77	1.98	(0.18)	(1.86)	0.00	(2.04)
2023	$11.36	0.14	2.17	2.31	(0.14)	0.00	0.00	(0.14)
2022	$13.93	0.03	(2.18)	(2.15)	(0.06)	(0.36)	0.00	(0.42)
2021	$13.39	(0.03)	2.65	2.62	(0.08)	(2.00)	0.00	(2.08)
2020	$11.87	0.03	1.79	1.82	(0.03)	(0.27)	0.00	(0.30)
Dynamic Allocation Fund - Adviser Class(4)(5)(6)(7)
2024	$13.71	0.26	1.81	2.07	(0.26)	(1.86)	0.00	(2.12)
2023	$11.52	0.19	2.19	2.38	(0.19)	0.00	0.00	(0.19)
2022	$14.07	0.07	(2.20)	(2.13)	(0.06)	(0.36)	0.00	(0.42)
2021	$13.46	0.04	2.65	2.69	(0.08)	(2.00)	0.00	(2.08)
2020	$11.91	0.07	1.81	1.88	(0.06)	(0.27)	0.00	(0.33)
Dynamic Allocation Fund - Institutional Class(4)(5)(6)(7)
2024	$13.69	0.25	1.79	2.04	(0.24)	(1.86)	0.00	(2.10)
2023	$11.49	0.18	2.19	2.37	(0.17)	0.00	0.00	(0.17)
2022	$14.04	0.06	(2.19)	(2.13)	(0.06)	(0.36)	0.00	(0.42)
2021	$13.45	0.03	2.64	2.67	(0.08)	(2.00)	0.00	(2.08)
2020	$11.90	0.08	1.80	1.88	(0.06)	(0.27)	0.00	(0.33)
Sector Rotation Fund - Retail Class(4)(5)(6)(7)
2024 (10)	$36.73	0.44	4.26	4.70	(0.44)	(6.59)	0.00	(7.03)
2023	$32.58	0.44	4.14	4.58	(0.43)	0.00	0.00	(0.43)
2022	$38.89	0.05	(5.47)	(5.42)	(0.89)	0.00	0.00	(0.89)
2021	$35.64	(0.02)	9.77	9.75	(0.02)	(6.48)	0.00	(6.50)
2020	$37.91	0.20	(2.28)	(2.08)	(0.19)	0.00	0.00	(0.19)
Sector Rotation Fund - Adviser Class(4)(5)(6)(7)
2024 (10)	$37.07	0.53	4.30	4.83	(0.52)	(6.59)	0.00	(7.11)
2023	$32.88	0.53	4.18	4.71	(0.52)	0.00	0.00	(0.52)
2022	$39.15	0.13	(5.51)	(5.38)	(0.89)	0.00	0.00	(0.89)
2021	$35.75	0.13	9.77	9.90	(0.02)	(6.48)	0.00	(6.50)
2020	$38.01	0.23	(2.28)	(2.05)	(0.21)	0.00	0.00	(0.21)
Sector Rotation Fund - Institutional Class(4)(5)(6)(7)
2024 (10)	$36.99	0.52	4.29	4.81	(0.50)	(6.59)	0.00	(7.09)
2023	$32.80	0.51	4.18	4.69	(0.50)	0.00	0.00	(0.50)
2022	$39.07	0.12	(5.50)	(5.38)	(0.89)	0.00	0.00	(0.89)
2021	$35.70	0.09	9.78	9.87	(0.02)	(6.48)	0.00	(6.50)
2020	$38.01	0.26	(2.31)	(2.05)	(0.26)	0.00	0.00	(0.26)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (2)	Ratio of Expenses to Average Net Assets Before Fee Reductions (3)	Portfolio Turnover Rate

$13.47	14.16%	$21,565	1.42%	1.27%	1.33%	304%
$13.53	20.34%	$11,135	1.15%	1.31%	1.39%	279%
$11.36	(15.53%)	$7,767	0.22%	1.32%	1.41%	295%
$13.93	19.54%	$9,850	(0.21)%	1.34%	1.43%	213%
$13.39	15.37%	$37,392	0.27%	1.41%	1.51%	236%

$13.66	14.60%	$29,448	1.75%	0.94%	1.00%	304%
$13.71	20.72%	$26,252	1.48%	0.96%	1.04%	279%
$11.52	(15.23%)	$23,048	0.57%	0.96%	1.05%	295%
$14.07	20.02%	$28,129	0.25%	0.98%	1.07%	213%
$13.46	15.85%	$13,322	0.61%	1.06%	1.16%	236%

$13.63	14.41%	$316,433	1.68%	1.01%	1.07%	304%
$13.69	20.74%	$238,838	1.44%	1.01%	1.09%	279%
$11.49	(15.26%)	$184,201	0.53%	1.02%	1.11%	295%
$14.04	19.88%	$199,753	0.21%	1.00%	1.09%	213%
$13.45	15.94%	$148,566	0.67%	1.01%	1.11%	236%

$34.40	12.20%	$12,182	1.13%	1.68%	1.68%	283%
$36.73	14.15%	$12,956	1.30%	1.70%	1.70%	38%
$32.58	(13.75%)	$12,477	0.15%	1.60%	1.60%	56%
$38.89	27.34%	$16,406	(0.05)%	1.60%	1.60%	64%
$35.64	(5.36%)	$18,352	0.65%	1.53%	1.53%	88%

$34.79	12.47%	$4,156	1.36%	1.46%	1.46%	283%
$37.07	14.42%	$3,950	1.55%	1.46%	1.46%	38%
$32.88	(13.55%)	$3,646	0.36%	1.38%	1.38%	56%
$39.15	27.68%	$4,575	0.31%	1.33%	1.33%	64%
$35.75	(5.25%)	$986	0.77%	1.41%	1.41%	88%

$34.71	12.42%	$20,165	1.33%	1.49%	1.49%	283%
$36.99	14.40%	$18,133	1.51%	1.50%	1.50%	38%
$32.80	(13.58%)	$16,045	0.34%	1.40%	1.40%	56%
$39.07	27.63%	$21,046	0.20%	1.36%	1.36%	64%
$35.70	(5.22%)	$20,756	0.85%	1.37%	1.37%	88%

Financial Highlights
For the Years Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Tactical Income Fund - Retail Class(4)(5)(6)(7)
2024	$9.22	0.43	0.17	0.60	(0.41)	0.00	0.00	(0.41)
2023	$8.93	0.33	0.29	0.62	(0.33)	0.00	0.00	(0.33)
2022	$9.63	0.12	(0.70)	(0.58)	(0.12)	0.00	0.00	(0.12)
2021	$9.98	0.13	(0.33)	(0.20)	(0.15)	0.00	0.00	(0.15)
2020	$9.46	0.21	0.49	0.70	(0.18)	0.00	0.00	(0.18)
Tactical Income Fund - Adviser Class(4)(5)(6)(7)
2024	$9.23	0.46	0.17	0.63	(0.45)	0.00	0.00	(0.45)
2023	$8.94	0.36	0.30	0.66	(0.37)	0.00	0.00	(0.37)
2022	$9.64	0.16	(0.70)	(0.54)	(0.16)	0.00	0.00	(0.16)
2021	$9.99	0.21	(0.37)	(0.16)	(0.19)	0.00	0.00	(0.19)
2020	$9.47	0.25	0.49	0.74	(0.22)	0.00	0.00	(0.22)
Tactical Income Fund - Institutional Class(4)(5)(6)(7)
2024	$9.23	0.45	0.16	0.61	(0.44)	0.00	0.00	(0.44)
2023	$8.94	0.36	0.29	0.65	(0.36)	0.00	0.00	(0.36)
2022	$9.64	0.15	(0.70)	(0.55)	(0.15)	0.00	0.00	(0.15)
2021	$9.99	0.20	(0.36)	(0.16)	(0.19)	0.00	0.00	(0.19)
2020	$9.47	0.24	0.50	0.74	(0.22)	0.00	0.00	(0.22)
Government Money Market Fund - Class E(4)(5)(6)(7)
2024	$1.0003	$0.0511	$(0.0003)	$0.0508	$(0.0511)	$0.0000	$0.0000	$(0.0511)
2023	$1.0000	$0.0508	$0.0005	$0.0513	$(0.0510)	$0.0000	$0.0000	$(0.0510)
2022	$1.0001	$0.0167	$(0.0008)	$0.0159	$(0.0160)	$0.0000	$0.0000	$(0.0160)
2021	$1.0003	$0.0005	$0.0003	$0.0008	$(0.0010)	$0.0000	$0.0000	$(0.0010)
2020	$1.0000	$0.0058	$(0.0005)	$0.0053	$(0.0050)	$0.0000	$0.0000	$(0.0050)
Government Money Market Fund - Class F(4)(5)(6)(7)
2024 (8)	$1.0000	$0.0154	$0.0000	$0.0154	$(0.0154)	$0.0000	$0.0000	$(0.0154)

(1)	Except for the Money Market Fund, net investment income per share is based on average shares outstanding during the period.
(2)	Ratio of expenses to average net assets after fee reductions reflects contractual or voluntary waivers and reimbursements of expenses by the investment adviser and transfer agent.
(3)	Ratio of expenses to average net assets before fee reductions reflects the total expenses before reductions reported in the statements of operations.
(4)	Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (2)	Ratio of Expenses to Average Net Assets Before Fee Reductions (3)	Portfolio Turnover Rate

$9.41	6.64%	$6,590	4.72%	1.06%	1.17%	222%
$9.22	7.10%	$2,476	3.67%	1.12%	1.23%	262%
$8.93	(5.99%)	$2,247	1.27%	1.11%	1.22%	514%
$9.63	(2.01%)	$2,721	1.10%	1.14%	1.25%	250%
$9.98	7.46%	$12,231	1.87%	1.15%	1.26%	69%

$9.41	6.95%	$12,747	4.93%	0.72%	0.83%	222%
$9.23	7.54%	$9,359	4.06%	0.73%	0.84%	262%
$8.94	(5.65%)	$10,625	1.77%	0.71%	0.82%	514%
$9.64	(1.60%)	$8,982	1.98%	0.75%	0.86%	250%
$9.99	7.86%	$5,463	2.28%	0.79%	0.90%	69%

$9.40	6.76%	$83,060	4.87%	0.78%	0.89%	222%
$9.23	7.44%	$58,266	3.99%	0.80%	0.91%	262%
$8.94	(5.70%)	$54,455	1.65%	0.78%	0.89%	514%
$9.64	(1.62%)	$57,638	1.90%	0.79%	0.90%	250%
$9.99	7.86%	$50,410	2.25%	0.77%	0.88%	69%

$1.0000	5.22%	$39,321	5.29%	0.21%	0.49%	N/A
$1.0003	5.20%	$637,751	5.08%	0.19%	0.46%	N/A
$1.0000	1.63%	$693,083	1.67%	0.17%	0.45%	N/A
$1.0001	0.03%	$626,993	0.05%	0.11%	0.50%	N/A
$1.0003	0.57%	$336,445	0.57%	0.15%	0.52%	N/A

$1.0000	1.54%	$623,194	4.64%	0.20%	0.47%	N/A

(6)	Total return and portfolio turnover rate are not annualized for periods of less than one full year.
(7)	Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions are annualized for periods of less than one full year.
(8)	Commenced operations on September 1, 2024.
(9)	Excluding dividend expense on short sales, the Ratio of Expenses to Average Net Assets After Fee Reductions are 1.52%, 1.08%, and 1.16% for Spectrum Retail Class, Adviser Class, and Institutional Class, respectively. The interest income from collateral held at the broker for shorts impact to gross income for all share classes of Spectrum was 0.72%, while the dividend expense impact to net expenses was 0.33%, thus benefiting shareholders by 0.39%.
(10)	The increase in portfolio turnover is due to the strategy change described in Note 1 of the Footnotes to Financial Statements.

MORE INFORMATION ABOUT THE MEEDER FUNDS:

The Statement of Additional Information (SAI) provides more detailed information about the Funds. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

The Funds’ SAI, annual and semi-annual reports, and other information such as the Funds’ financial statements, are available free of charge on the Funds’ website at: www.meederinvestment.com. To request a free copy of the SAI, current annual report or semi-annual report, the Funds’ financial statements, to request other information about the Funds, or to make shareholder inquiries, please contact us at:

Meeder Funds

6125 Memorial Drive
Dublin, Ohio 43017
Toll Free: 1-800-325-3539
https://www.meederinvestment.com
meederfunds@meederinvestment.com

You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

INVESTMENT COMPANY ACT FILE No. 811-03462

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2025

MEEDER FUNDS

MUIRFIELD FUND

SPECTRUM FUND

GLOBAL ALLOCATION FUND

BALANCED FUND

MODERATE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

DYNAMIC ALLOCATION FUND

SECTOR ROTATION FUND

TACTICAL INCOME FUND

GOVERNMENT MONEY MARKET FUND (Formerly, Institutional Prime Money Market Fund)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Funds’ current Prospectus dated April 30, 2025. To obtain a copy of the Prospectus or the most recent Annual Report without charge, please contact Meeder Investment Management at (800) 325-3539. Copies of these documents may also be found at the firm’s website at www.meederinvestment.com. The Funds covered by this SAI currently offer the following share classes identified by name and ticker symbol:

	Institutional Class	Adviser Class	Retail Class
Muirfield Fund	FLMIX	FLMAX	FLMFX
Spectrum Fund	SRUIX	SRUAX	FLSPX
Global Allocation Fund	GBPIX	GBPAX	FLFGX
Balanced Fund	BLNIX	BLNAX	FLDFX
Moderate Allocation Fund	DVOIX	DVOAX	FLDOX
Conservative Allocation Fund	IFAIX	IFAAX	FLRUX
Dynamic Allocation Fund	DYGIX	DYGAX	FLDGX
Sector Rotation Fund	QNTIX	QNTAX	FLCGX
Tactical Income Fund	BNDIX	BNDAX	FLBDX

	Class E	Class F	Class X	Class Y	Class Z*
Government Money Market Fund	FLPXX	MDFXX	MDXXX	MDYXX	MDZXX

*	Class Z Shares are not currently offered for sale.

DESCRIPTION OF THE TRUST

The Meeder Funds Trust (“Trust”) was organized as a Massachusetts business trust on December 31, 1991, as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its 10 constituent Funds (“the Funds”) is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees (“Board”).

The Trust’s Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust’s existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund’s assets and, in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund. Each full or fractional share has a proportionate vote.

Shares have no preemptive or conversion rights. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder’s investment in the Fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the Funds will continue indefinitely.

Each Fund, except the Government Money Market Fund, offers three classes of shares: Retail Class, Adviser Class, and Institutional Class. The Government Money Market Fund offers five classes of shares: Class E, Class F, Class X, Class Y and Class Z. Class Z Shares are not currently offered for sale. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that: (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Although the legal rights of holders of each class of shares are identical, the different expenses borne by each class will result in different net asset values and dividends. The Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust’s outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust’s outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

3

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment policies set forth below in this section represent the Funds’ policies as of the date of this SAI. Unless otherwise stated, the investment policies are not fundamental, and all may be changed by the Board without shareholder approval.

TABLE OF APPLICABLE INVESTMENT STRATEGIES AND RISKS

The following table summarizes the types of investments held by each of the Funds and discusses the related risks associated with each investment or investment strategy. Unless otherwise indicated, any investment policy discussed in this section is not fundamental and may be changed by the Board without shareholder approval.

	Muirfield Fund	Spectrum Fund	Global Allocation Fund	Balanced Fund	Moderate Allocation Fund	Conservative Allocation Fund
Asset Coverage for Options and Futures Positions	✔	✔	✔	✔	✔	✔
Closed-End Investment Companies	✔	✔	✔	✔	✔	✔
Combined Positions	✔	✔	✔	✔	✔	✔
Correlation of Price Changes	✔	✔	✔	✔	✔	✔
Defensive Investment Strategy	✔	✔	✔	✔	✔	✔
Exchange Traded Funds	✔	✔	✔	✔	✔	✔
Exchange Traded Notes	✔	✔	✔	✔	✔	✔
Foreign Investments	✔	✔	✔	✔	✔	✔
Funding Agreements				✔	✔	✔
Futures Contracts	✔	✔	✔	✔	✔	✔
Futures Margin Payments	✔	✔	✔	✔	✔	✔
Hedging Strategies	✔	✔	✔	✔	✔	✔
Illiquid Investments	✔	✔	✔	✔	✔	✔
Index-based Investments	✔	✔	✔	✔	✔	✔
Inflation-Linked Debt Securities			✔	✔	✔	✔
Investment Company Securities	✔	✔	✔	✔	✔	✔
Investment Grade Corporate Debt	✔	✔	✔	✔	✔	✔
Limitation on Futures and Options Transactions	✔	✔	✔	✔	✔	✔
Liquidity of Futures Contracts	✔	✔	✔	✔	✔	✔
Money Market Instruments	✔	✔	✔	✔	✔	✔
Option Strategies	✔	✔	✔	✔	✔	✔
Options and Futures Relating to Foreign Currencies	✔	✔	✔	✔	✔	✔
OTC Options	✔	✔	✔	✔	✔	✔
Preferred Securities	✔	✔	✔	✔	✔	✔
Real Estate Securities and Related Derivatives	✔	✔	✔	✔	✔	✔
Repurchase Agreements	✔	✔	✔	✔	✔	✔
Restricted Securities	✔	✔	✔	✔	✔	✔
Reverse Repurchase Agreements	✔	✔	✔	✔	✔	✔
Royalty Trusts
Securities Lending	✔	✔	✔	✔	✔	✔
Short Sales	✔	✔
U.S. Government Securities	✔	✔	✔	✔	✔	✔
Warrants	✔	✔	✔	✔	✔	✔
When-Issued and Delayed Delivery Securities	✔	✔	✔	✔	✔	✔

4

	Dynamic Allocation Fund	Sector Rotation Fund	Tactical Income Fund	Government Money Market Fund
Asset Coverage for Options and Futures Positions	✔	✔	✔
Closed-End Investment Companies	✔	✔	✔
Combined Positions	✔
Correlation of Price Changes	✔	✔	✔
Defensive Investment Strategy	✔
Exchange Traded Funds	✔	✔	✔
Exchange Traded Notes	✔	✔	✔
Foreign Investments	✔	✔	✔
Funding Agreements			✔
Futures Contracts	✔	✔	✔
Futures Margin Payments	✔	✔	✔
Hedging Strategies	✔	✔	✔
Illiquid Investments	✔	✔	✔	✔
Index-based Investments	✔	✔	✔
Inflation-Linked Debt Securities
Investment Company Securities	✔	✔	✔
Investment Grade Corporate Debt	✔	✔	✔
Limitation on Futures and Options Transactions	✔	✔	✔
Liquidity of Futures Contracts	✔	✔	✔
Money Market Instruments	✔	✔	✔	✔
Option Strategies	✔	✔	✔
Options and Futures Relating to Foreign Currencies	✔	✔	✔
OTC Options	✔	✔	✔
Preferred Securities	✔		✔
Real Estate Securities and Related Derivatives	✔	✔	✔
Repurchase Agreements	✔	✔	✔	✔
Restricted Securities	✔	✔	✔
Reverse Repurchase Agreements	✔	✔	✔
Royalty Trusts
Securities Lending	✔	✔	✔	✔
Short Sales
U.S. Government Securities	✔	✔	✔	✔
Warrants	✔		✔
When-Issued and Delayed Delivery Securities	✔	✔	✔	✔

5

Investment Strategies and Risks

Asset-Backed Securities. Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be or become illiquid.

Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage, or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior- subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

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For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral, securities, and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Closed-End Investment Companies. The Funds may invest their assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Adviser as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed- end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Stock Market and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

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The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund’s common shares in an attempt to enhance the current return to such closed-end Fund’s common shareholders. The Funds’ investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on their investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Combined Positions. The Funds may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it to underlying common stock, or sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve their investment objectives.

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A “synthetic” or “manufactured” convertible security may be created by the Funds or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income- producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Funds also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Funds in turn assume credit risk associated with the issuer of the convertible note.

Correlation of Price Changes. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Funds current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Funds other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Funds’ investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

The Funds may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Funds’ options or futures positions are poorly correlated with their other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Defensive Investment Strategy. The Muirfield Fund, Spectrum Fund, Global Allocation, Conservative Allocation, Moderate Allocation and Balanced Fund are asset allocation mutual funds. The Funds’ Adviser has over 40 years’ experience in tactical asset allocation and managing market risk in all stock and bond market conditions. Based on the Adviser’s quantitative models, particular Funds may implement a defensive investment strategy during severe market declines in an attempt to shield the portfolio’s assets from severe declines in value. This defensive investment strategy is implemented by the Adviser, who will move a portion or all of the Fund’s equity investments into bonds or exchange traded funds (“ETFs”) investing in fixed income securities, high quality money market instruments, repurchase agreements collateralized by such securities, derivatives such as options and futures contracts, or money market funds or other cash equivalents until such time as market conditions are considered more favorable for equity investments.

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When and to the extent a Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective. Because the Adviser intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Adviser will periodically shift the investment of the portfolio from one class or type of securities to another considered more favorable under the Adviser’s quantitative models. High transaction costs could result when compared with other funds due to this defensive investment strategy.

The Adviser’s tactical asset allocation discipline is based upon daily monitoring of over 50 technical, macroeconomic, sentiment, and fundamental market indicators. Among the factors that the Adviser monitors in an attempt to assess the current market environment are the following:

●	Momentum. The trend and momentum of stock market indices and comparative analysis of the various indices to evaluate the market’s relative strength and weaknesses.

●	Market Breadth. Comparison of internal measurements of the market to the trend of prices.

●	Monetary and Interest Rate Trends. The trends of interest rates and monetary conditions.

●	Market Risk. Expected volatility of the stock market.

●	Investor Sentiment. The measure of the prevailing attitudes of investors related to anticipated price movements in the market.

●	Volume Relationship to Price. Comparison of volume measurements to price trends.

●	Extreme Market Activity. Short-term overbought or oversold conditions.

●	Market Valuations. Stock market valuations on an absolute basis as well as relative to inflation and interest rates.

Exchange Traded Funds. ETFs are generally passive funds that track their related index and have the flexibility of trading like a security; however, some ETFs are actively managed. ETFs are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, are useful for hedging, and have the ability to go long or short. When the Funds invest in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the share price of the Funds may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Funds may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Funds’ Adviser believes it is in the Funds’ interest to do so. The Funds’ ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”) which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Funds invest in a sector product, the Funds will be subject to the risks associated with that sector.

Exchange Traded Notes. The Funds may invest in exchange traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. When the Funds invest in ETNs they will bear their proportionate share of any fees and expenses borne by the ETN. The Funds’ decision to sell its ETN holdings may be limited by the availability of a secondary market. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events.

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The considerations noted above generally are intensified for investments in developing countries. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested, and no return is earned thereon. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

The Funds may invest in foreign securities that impose restrictions on transfers within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign- based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Funding Agreements. Some Funds may invest in funding agreements, also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Fund invests an amount of cash with an insurance company, and the insurance company credits such investment on a monthly basis with guaranteed interest that is based on an index. Funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Funding agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments.

The Tactical Income Fund will only purchase a funding agreement: (i) when the Adviser has determined that the funding agreement presents minimal credit risks to the Fund, and (ii) if it may receive all principal of, and accrued interest on, a funding agreement upon written notice and within a period of time not to exceed 397 days. Because the Fund may not receive the principal amount of a funding agreement from the insurance company on seven days’ notice or less, the funding agreement is considered an illiquid investment. The percentage of assets in illiquid securities may not exceed 15% of the Fund’s assets. In determining average weighted portfolio maturity, a funding agreement will be deemed to have a maturity equal to the number of days remaining until the principal amount can be recovered through demand or the next interest reset date, whichever is earlier.

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Futures Contracts. When the Funds purchase a futures contract, they agree to purchase a specified underlying instrument at a specified future date. When the Funds sell a futures contract, they agree to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Funds enter into the contract. Some currently available futures contracts are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Funds’ exposure to positive and negative price fluctuations in the underlying instrument, much as if they had purchased the underlying instrument directly. When the Funds sell a futures contract, by contrast, the value of their futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

If the value of either party’s position declines, that party may be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds’ investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Funds, the Funds may be entitled to return of margin owed to them only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Funds.

Hedging Strategies. Some Funds may engage in hedging transactions in carrying out their investment policies. A hedging program may be implemented for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce a Fund’s transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of a Fund’s securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased while the Adviser is implementing a change in a Fund’s investment position.

A hedging program involves entering into an “options” or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security, or index. Financial futures contracts or related options used by a Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact, reduce risk.

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The objective of an option, futures, or forward contract transaction could be to protect a profit or offset a loss in the Funds from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities or currency at a future date for a definite price. In either case it would not be necessary for the Funds to actually buy or sell the securities or currency currently. Instead, the hedge transaction would give the Funds the right at a future date to sell, or in other instances buy, the particular securities or currency under consideration or similar securities. The value of shares of common stock, the face amount of currency or the face amount of government bonds or notes covered by the hedge transaction would be the same or approximately the same, as the quantity held by the Funds or the quantity under consideration for purchase.

In lieu of the sale of a security or currency, an option transaction could involve the purchase of a put option contract, which would give the Funds the right to sell a common stock, government bond, currency or futures contract on an index (see below), at a specified price until the expiration date of the option. The Funds will only purchase a put option contract on a stock, currency or bond when the number of shares of the issuer’s stock, face amount of currency or the face amount of government bonds involved in the option transaction are equal to those owned by the Funds. Limitations on the use of put option contracts on an index are described below.

Also, in lieu of the sale of securities or currency, a futures transaction could involve the sale of a futures contract which would require the Funds either (a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle them to receive payments representing (respectively) the loss or gain on the currency, security or securities involved in the futures contract.

Also, in lieu of the sale of a currency, a forward contract could involve the sale of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Fund will possess on the delivery date. Entering into a forward contract will reduce the effect on net asset values of currency exchange rates on the portion of the currency that is sold.

The securities involved in an option or futures contract may be currency, stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by the Funds. The Adviser will select the futures contract, which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Funds. However, the underlying securities involved in the contract need not be exactly the same underlying securities as those owned by the Funds, and this may entail additional risk, as described below.

To the extent that the Funds enter into futures contracts which sell an index or group of securities short and which therefore could require the Funds to pay the other party to the contract a sum of money measured by any increase in a market index, the Funds will be exposing themselves to an indeterminate liability. On the other hand, the Funds should increase or decrease in value to approximately the same extent as the market index or group of securities, so any loss incurred on the contract should be approximately offset by unrealized gains in the Funds’ positions. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Funds to move in opposite directions, in which case the Funds would realize an unexpected gain or loss.

The Funds will only sell an index short when the Adviser has decided to reduce the Funds’ risk for defensive purposes. The Funds will close out the open liability as soon as the Adviser decides that a defensive posture is no longer appropriate, or the open liability represents an inappropriate risk in the circumstances. In shorting an index, the Funds will segregate the required assets and maintain and supplement such segregation to the extent necessary until the short position is eliminated.

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In lieu of the purchase of a security or currency, an option transaction could involve the purchase of a call option, which would give the Funds the right to buy a specified security (common stock or government bonds) or currency or index aggregate at a specified price until the expiration date of the option contract. Sufficient cash or money market instruments will be segregated and maintained in reserve to complete the purchase. The Funds will only purchase call options when the shares of stock or face amount of currency or face amount of bonds or value of the index aggregate included in the option are equal to those planned to be purchased by the Funds.

In lieu of the purchase of securities or currency, a futures transaction could involve the purchase of a futures contract, which would either (a) require the Funds to receive and pay for the securities or currency specified in the futures contract at the price contracted for prior to the expiration date of the contract, or (b) require the Funds to make payment or receive payment representing (respectively) the loss or gain on the currency, security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index and need not be exactly the same as those intended to be purchased by the Funds. The Adviser will select the contract (therefore the group of securities) which it believes is most similar to those desired to be purchased by the Funds.

Also, in lieu of the purchase of a currency, a forward contract could involve the purchase of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Fund will need to possess on the delivery date. Entering into a forward contract for the purchase of a foreign currency will cause the fluctuations of currency exchange rates to affect the net asset value for the portion of the currency that is purchased.

The Funds may sell any put or call futures contracts or option contracts it enters into. Such a transaction would normally be used to eliminate or close out a hedged position. Option contracts will be purchased through organized exchanges and will be limited to those contracts that are cleared through the Options Clearing Corporation. Futures contracts will only be entered into through an organized exchange.

Forward contracts for foreign currency will only be entered into with security brokers which are also primary dealers for U.S. Government securities as recognized by the U.S. Federal Reserve Banks or U.S. banks which are members of the Federal Reserve System.

Put and call options and financial futures contracts are valued on the basis of the daily settlement price or last sale on the exchanges where they trade. If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the Board determines that such is not a fair value. Forward contracts are valued based upon currency dealer quotations for reversing the position. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or if there was no sale, at the last asked quotation unless the Board determines that such does not fully reflect the liability.

In conducting a hedging program for the Funds, the Adviser may occasionally buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

When conducting a hedging program on behalf of the Funds, the Funds will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash or U.S. Government securities in amounts as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Funds.

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For certain regulatory purposes, the Commodity Futures Trading Commission (“CFTC”) limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Funds. All futures transactions for the Funds will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC’s definition of "hedging." In addition, whenever the Funds establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Funds. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Funds will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Funds to protect against reinvestment risk are intended to protect the Funds against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

The Funds may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Funds’ existing futures positions and premiums paid for related options would exceed 5% of the market value of the Funds’ total assets.

Each Fund expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Funds will be able to realize this objective.

The Trust, on behalf of the Funds, filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operation. Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of the Funds’ investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Funds’ investments, the Adviser may consider various factors, including: (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds’ rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Adviser may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Funds write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Funds may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board. If through a change in values, net assets, or other circumstances a Fund was in a position where its illiquid investments exceeded the limitation for that Fund, the Adviser would take appropriate steps to protect liquidity.

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The total illiquid investment limitation, by Fund, is as follows:

Muirfield Fund	15%
Spectrum Fund	15%
Global Allocation Fund	15%
Balanced Fund	15%
Moderate Allocation Fund	15%
Conservative Allocation Fund	15%
Dynamic Allocation Fund	15%
Sector Rotation Fund	15%
Tactical Income Fund	15%
Government Money Market Fund	5%

Index-based Investments. The Funds may invest their assets in index-based investments (IBIs), including, among others, Standard & Poor’s Depositary Receipts (SPDRs). IBIs are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. The Fund’s investment in an IBI may not exactly match the performance of a direct investment in the respective index to which it is intended to correspond. Additionally, an IBI may not fully replicate the performance of its benchmark index due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between the IBI and the index with respect to the weighting of securities. IBIs are also subject to trading halts due to market conditions or other reasons.

Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation.

The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI. Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted, and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S. Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment Company Securities. Some Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, and the Funds’ investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder in that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, each Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not offered or sold after January 1, 1971, and are not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than 1½%, unless the Funds are relying on Rule 12d1-3 under the 1940 Act. Rule 12d1-3 permits a Fund investing in other funds in reliance on Section 12(d)(1)(F), to charge a sales load in excess of 1½% provided any sales charges and services fees charged by the Fund do not exceed the limits established by the Financial Industry Regulatory Authority (“FINRA”). An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

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The Funds (or the Adviser acting on behalf of the Funds) must comply with the following voting restrictions: when the Funds exercise voting rights, by proxy or otherwise, with respect to investment companies owned by the Funds, the Funds will either seek instructions from the Funds’ shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Funds’ in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Funds may cause shareholders to bear duplicate fees.

In addition to Section 12(d)(1)(F) and Rule 12d1-3, the Funds may also rely on Rule 12d1-4 to invest in other funds beyond the limits of Section 12(d)(1) if the Funds comply with the conditions of Rule 12d1-4, including the execution of an investment agreement between the acquired and acquiring fund. Rule 12d1-1 also provides exemptive relief to allow investment in other money market funds in excess of the limits of Section 12(d) of the 1940 Act, subject to specified conditions.

Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in-kind of securities from its portfolio, in lieu of cash, in conformity with rules of the SEC. In such cases, the respective Fund may hold securities distributed by an underlying mutual fund until the Adviser determines that it is appropriate to dispose of such securities.

Portfolio investment decisions by an underlying mutual fund will be made independent of investment decisions by other underlying mutual funds. Therefore, an underlying mutual fund may be purchasing shares of a company whose shares are simultaneously being sold by some other underlying mutual fund. The result of this would be an indirect transaction expense (principally commissions) for the Muirfield Fund, Spectrum Fund, Dynamic Allocation Fund, Global Allocation Fund, Balanced Fund or Tactical Income Fund without changing its investment position.

Investment Grade Corporate Debt. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Funds may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Funds.

Limitations on Futures and Options Transactions. For certain regulatory purposes, the CFTC limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Funds. All futures transactions for the Funds will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Funds establish a long futures position, they will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Funds. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Funds will not, on a net basis, have leverage exposure on any long futures contracts that they establish because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Funds to protect against reinvestment risk are intended to protect the Funds against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

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The Funds may not purchase or sell financial futures if immediately thereafter the sum of the amount of margin deposits on the Funds’ existing futures positions would exceed 5% of the market value of the Funds’ total assets. The above limitations on the Funds’ investments in futures contracts, and the Funds’ policies regarding futures contracts discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

Liquidity of Futures Contracts. There is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Funds to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Funds to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Funds’ access to other assets held to cover its futures positions could also be impaired.

Money Market Instruments. The Government Money Market Fund may invest in money market instruments that are eligible securities under Rule 2a- 7 under the Investment Company Act of 1940 (“Rule 2a-7”). The Government Money Market Fund has been designated as a government money market fund. Accordingly, the Government Money Market Fund is required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by U.S. government securities or cash. The other Funds may invest in money market instruments in order to (a) accommodate cash flow from purchases and sales of their shares, (b) adjust the percentage of their assets invested in each of the underlying assets they own, and/or (c) as a defensive tactic. The Funds may hold available cash balances in the Government Money Market Fund pending investment if consistent with each Fund’s investment objective or in anticipation of a distribution to investors. When investing in money market instruments, the Funds will limit purchases, denominated in U.S. dollars, to the following securities.

●	U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.
●	Repurchase Agreements – an agreement in which the Funds purchase a security and simultaneously commit to reselling that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase.

The Adviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Funds’ securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Funds.

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Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as Ginnie Mae, organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government- sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Fund does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

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Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S. REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Fund may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

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Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass- through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Municipal Securities. The inherent risk associated with investment in municipal securities is the risk of default. State and municipal income is subject to fluctuation on a year-to-year basis. Changes in an issuer’s financial strength or changes in the credit rating assigned to an obligation may also affect the value of that security. Consequently, the downgrading of the credit quality of an obligation may result in a decrease in share price. State constitutional limits on tax increases, budget deficits, erosion of the tax base, and other financial difficulties may also pose a risk to timely payment on municipal securities.

Many municipal securities may be called or redeemed before maturity. If securities are called or redeemed, the proceeds may have to be reinvested in lower yielding securities thereby potentially reducing the series’ income and any distribution to shareholders. The weighted average nominal maturity takes into consideration the final maturity of a security only. The effective maturity takes into consideration the possibility that the issuer may call the bond before its maturity date.

In addition, different municipal sectors may face different risks. Municipal lease obligations, including but not limited to certificates of participation, may involve additional risks since the relevant legislative body must appropriate public funds annually to make the lease payments. If public funds are not appropriated, municipal lease obligations may be canceled without penalty thereby raising the risk that an investor may not be paid. General obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan (OPEB) liabilities. Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid. Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond. Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default. Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.

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Option Strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as American style options may be exercised at any time during the term of the option. Other options, known as European style options, may be exercised only on the expiration date of the option. As the writer of an option, the Funds would effectively add leverage to its portfolio because, in addition to its Managed Assets, the Funds would be subject to investment exposure on the value of the assets underlying the option. However, the Funds do not include the notional amounts of written options for purposes of calculating its limitation on leverage set forth in this SAI.

If an option written by the Funds expires unexercised, the Funds realize on the expiration date a capital gain equal to the premium received by the Funds at the time the option was written. If an option purchased by the Funds expires unexercised, the Funds realize a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). The Funds may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased. The Funds will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Funds will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Funds will realize a capital gain or, if it is less, the Funds will realize a capital loss. Net gains from the Funds’ option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

Put Options. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The Funds intend to engage in an options writing strategy consisting principally of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio. This strategy is designed to provide the Funds with the potential to acquire securities that the Adviser is interested in acquiring for the Funds at attractive valuations while earning put premium income as a means to enhance distributions payable to the Funds’ shareholders. Put option strategies may produce a higher return than covered call writing (described below), but may involve a higher degree of risk and potential volatility.

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The Funds will write (sell) put options on individual securities only if the put option is covered. A put option written by the Funds on a security is covered if the Funds segregate or earmark assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) equal to the exercise price. Unlike a covered call option (described below), the cover for a put option covered in this manner will not provide the Funds with any appreciation to offset any loss the Funds experience if the put option is exercised. A put option is also covered if the Funds hold a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Funds in segregated or earmarked assets determined to be liquid by the Adviser as described above. A put option purchased to cover a written put option may not necessarily have the same counterparty or expiration date as the written put option; however, the Funds will only use the purchased put option as cover for the written put option until the expiration date of the purchased put option.

The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.21% of the current market price); and (3) the writer receives $1.10 or 2.96% of the common stock’s value as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock’s value, regardless of the stock’s performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.79% in value, the option will expire and there would be a 2.96% return for the six-month period. If the stock were to decline by 5.79% or more, the Funds would lose an amount equal to the amount by which the stock’s price declined minus the premium paid to the Funds. The stock’s price could lose its entire value, in which case the Funds would lose $33.90 ($35.00 minus $1.10).

Call Options and Covered Call Writing. The Funds may, to a lesser extent, follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Funds’ shareholders.

Over time, as the Funds write covered call options over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Funds will lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Funds’ ability to benefit from capital appreciation.

A call option written by the Funds on a security is covered if the Funds own the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Funds’ custodian or earmarked on the Funds’ books and records) upon conversion or exchange of other securities held by the Funds. A call option is also covered if the Funds hold a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Funds in segregated or earmarked assets determined to be liquid by the Adviser as described above.

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October at $40.00 per share. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Most of the options that will be sold by the Funds are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and may be sold by the Funds as a defensive measure to protect against a possible decline in the underlying stock.

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The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40.00 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock’s value as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock’s value, regardless of the stock’s performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would “break-even” thus offering no gain or loss. If the stock were to climb to a price of $40.00 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40.00, and thus be limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor’s downside protection is eliminated and the stock could eventually become worthless.

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that, under certain circumstances when deemed at the Adviser’s discretion to be in the best interest of the Fund, options that are written against Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price. In general, when deemed at the Adviser’s discretion to be in the best interests of the Funds, the Funds may enter into transactions, including closing transactions, that would allow it to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Options on Indices. The Funds may sell call and put options on stock indices or sectors. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as index options. Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Funds receive cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Funds, in effect, agree to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the call or put option sold by the Funds, the Funds will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Funds as the seller of the index call or put option.

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A Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Funds’ objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Funds will cover their obligations when they sell index options. An index option is considered covered if the Funds maintain with their custodian or designates on their books and records assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. The cover for an index option covered in this manner will not provide the Fund with any appreciation to offset any loss the Funds experience if the index option is exercised. An index or sector put option also is covered if the Funds hold a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Funds in segregated or earmarked assets determined to be liquid by the Adviser as described above. An index or sector call option also is covered if the Funds hold a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Funds in segregated or earmarked assets determined to be liquid by the Adviser as described above.

Limitation on Options Writing Strategy. The number of covered call and put options the Funds can write is limited by the Total Assets the Funds hold, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Funds will not write “naked” or uncovered put and call options, other than those that are covered by the segregation or earmarking of liquid assets or other methods as described above. Furthermore, the Funds’ exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. The Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the Yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments exactly over time.

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OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Preferred Securities. Preferred securities generally pay fixed or adjustable-rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by a Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Funds invest will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the Dividends Received Deduction. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Funds’ holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Funds may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Real Estate Securities and Related Derivatives. The Funds may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments and derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

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The value of real estate securities in general and REITs in particular, will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

Repurchase Agreements. In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Funds may engage in repurchase agreements with respect to any security in which it is authorized to invest.

The Government Money Market Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 5% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities, and illiquid securities. All repurchase agreements entered into by the Government Money Market Fund will be “collateralized fully” as defined by Rule 5b-3 under the 1940 Act.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the Funds’ current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Funds may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Funds’ assets and may be viewed as a form of leverage.

Securities Lending. The Funds may lend securities to parties such as broker-dealers or institutional investors. During the time portfolio securities are on loan, the borrower will pay the Funds an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Funds may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, a Fund may lend up to 33-1/3% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

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Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. Furthermore, they will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC Staff that the Funds may engage in loan transactions only under the following conditions: (1) the Funds must receive 105%  collateral (or 102% collateral for the Government Money Market Fund ) in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Funds must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Short Sales. The Spectrum Fund may enter into short sales with respect to equity securities it holds. For example, if the Adviser anticipates a decline in the price of a stock The Spectrum Fund holds, it may sell the stock “short.” If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock’s decline. The Spectrum Fund will incur transaction costs, including interest expense and dividends paid on securities held short, in connection with opening, maintaining, and closing short sales. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.

At any time that a Fund has an open short sale position, the Fund is required to segregate with the Custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on the deposits made with the broker or Custodian. These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale – the Fund’s possible losses may exceed the total amount of deposits.

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The amount of any gain will be decreased and the amount of any loss increased by any premium or interest a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund’s investment in the security. For example, if the Fund purchases a $10 security, the most that can be lost is $10. However, if the Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to a Fund. In addition, because of the asset segregation requirement, the Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund shares.

Sovereign Debt. Sovereign debt includes investments in securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value (NAV), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

U.S. Government Securities. The Funds may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

Warrants. The Funds may purchase Warrants. Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that the Funds could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

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When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When- issued or delayed delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Funds’ assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Funds’ net asset value.

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Fundamental Investment Limitations

The Funds’ fundamental investment limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. However, except for the fundamental investment limitations set forth below for the specified Funds, the investment policies and limitations described in this SAI are not fundamental and may be changed by the Board without shareholder approval.

Government Money Market Fund, Tactical Income Fund, Balanced Fund, Muirfield Fund, Spectrum Fund, Dynamic Allocation Fund, Global Allocation Fund, and Sector Rotation Fund

The following are the fundamental investment limitations set forth in their entirety for the Government Money Market Fund, Tactical Income Fund, Balanced Fund, Muirfield Fund, Spectrum Fund, Dynamic Allocation Fund, Global Allocation Fund, and Sector Rotation Fund. Each such Fund:

(1)	Other than the Government Money Market Fund, may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time. The Government Money Market Fund will, under normal circumstances, invest more than 25% of the value of the total assets of the Fund in the financial services group of industries. For this purpose, the financial services group of industries consists of securities issued by the U.S. government and its agencies and instrumentalities and repurchase agreements and loans collateralized by such obligations. The Fund may, however, invest less than 25% of the value of the total assets of the Fund in this group of industries for temporary defensive purposes.

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(2)	Other than the Government Money Market Fund, will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of each Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of each Fund and not more than 10% of the outstanding voting securities of such issuer.

(3)	The Government Money Market Fund, in summary, may not invest in the securities of any issuer if, immediately after the acquisition of any security, more than 5% of the Fund’s total assets would be invested in that issuer (or, certain affiliated persons, as required by Rule 2a-7); provided that the Government Money Market Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days after acquisition. Certain securities are not subject to this diversification requirement. These include: U.S. Government securities; certain repurchase agreements; and shares of certain money market funds. Rule 2a-7 imposes a separate diversification test upon the acquisition of a guarantee or demand feature. (A demand feature, in summary, is a right to sell a security at a price equal to its approximate amortized cost plus accrued interest).

(4)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(5)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(6)	May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(7)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(8)	May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time; or

(9)	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

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Moderate Allocation Fund

The following are the fundamental investment limitations of the Moderate Allocation Fund. The Fund may not:

(1)	Concentrate investments in a particular industry or group of industries as concentration is defined under the Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)	with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

(3)	issue senior securities, except as permitted under the Act;

(4)	underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(5)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7)	lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Conservative Allocation Fund

The following are the fundamental investment limitations of the Conservative Allocation Fund. The Fund may not:

(1)	purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of its total assets in securities of public utility companies;

(2)	with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

(3)	issue senior securities, except as permitted under the Investment Company Act of 1940;

(4)	borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

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(5)	underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(6)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8)	lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

For purposes of the Funds’ industry concentration policies, the Adviser may analyze the characteristics of any particular security and may assign an industry classification consistent with those characteristics. The Adviser may, but need not, consider industry classifications provided by third parties when classifying securities for purposes of its concentration policies

MUIRFIELD FUND

Guided by the Adviser’s quantitative models, the Adviser invests primarily in common and preferred stocks. In addition, the Adviser may select mutual funds for inclusion in the Muirfield Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Muirfield Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

The Fund may hold available cash balances in the Government Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses varying levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s models and selection process identify the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 100% of its assets to do so.

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The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

SPECTRUM FUND

The Fund seeks to achieve its investment objective primarily by taking long and short positions in the global securities markets. The Fund primarily invests long in common and preferred stocks and in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds and unit investment trusts. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s typical long equity investment exposure will range from 0% to 150%, while the Fund’s typical short equity investment exposure will range from 0% to 50%. The Fund may use leverage (e.g., by borrowing or through derivatives). As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

Guided by the Adviser’s quantitative models, the Adviser invests primarily in common and preferred stocks. In addition, the Adviser may select mutual funds for inclusion in the Spectrum Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Spectrum Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

The Fund may hold available cash balances in the Government Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses varying levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 100% of its assets to do so.

The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

GLOBAL ALLOCATION FUND

The Fund may hold available cash balances in the Meeder Funds Government Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

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In addition to common and preferred stocks, the Adviser may select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments.

The Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations.

The Adviser exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund’s securities might have to be liquidated prior to maturity at a price less than the original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 90% of its assets to do so.

The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

BALANCED FUND

The Fund may hold available cash balances in the Government Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

In addition to common and preferred stocks, the Adviser may select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

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Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments.

The Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index- based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations.

The Adviser exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund’s securities might have to be liquidated prior to maturity at a price less than the original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 70% of its assets to do so.

The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

MODERATE ALLOCATION FUND

The Fund may hold available cash balances in the Government Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

In addition to common and preferred stocks, the Adviser may select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments.

The Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index- based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations.

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The Adviser exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund’s securities might have to be liquidated prior to maturity at a price less than the original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 50% of its assets to do so.

The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

CONSERVATIVE ALLOCATION FUND

The Fund may hold available cash balances in the Government Money Market Fund pending investment if consistent with the Fund’s investment objective or in anticipation of a distribution to investors.

In addition to common and preferred stocks, the Adviser may select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments.

The Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index- based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations.

The Adviser exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund’s securities might have to be liquidated prior to maturity at a price less than the original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.

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The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 30% of its assets to do so.

The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

DYNAMIC ALLOCATION FUND

Guided by the Adviser’s quantitative models, the Adviser invests primarily in common and preferred stocks. In addition, the Adviser may select underlying funds in which to invest based, in part, on the industry classifications represented in their portfolios, their investment objectives and policies, their investment adviser and portfolio manager, and on analysis of their past performance (absolute, relative and risk-adjusted). The Adviser also considers other factors in the selection of underlying funds, including, but not limited to, fund size, liquidity, expense ratio, general composition of its investment portfolio, and current and expected portfolio holdings. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Further, the Adviser may invest the Fund’s portfolio in small, medium, and large capitalization companies with strong growth potential across a wide range of sectors. Although the Fund may have exposure to a large number of sectors, the Fund’s portfolio may include a concentration in a particular industry sector.

The Fund may hold available cash balances in the Government Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

The Fund may invest its assets in underlying funds from different mutual fund families, managed by different investment advisers, and utilizing a variety of different investment objectives and styles. Although the Fund may invest in shares of the same underlying fund, the percentage of each Fund’s assets so invested may vary, and the Adviser will determine that such investments are consistent with the investment objectives and policies of the Fund. The underlying funds in which the Fund invests may, but need not, have the same investment policies as the Fund.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 95% of its assets to do so. The Fund may also invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts. The Fund may also invest up to 20% of its assets in money market securities, money market funds and investment grade bonds as a defensive tactic.

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The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully invested position in equity securities.

SECTOR ROTATION FUND

The Fund may hold available cash balances in the Government Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

The following investment limitations are not fundamental, and all may be changed without shareholder approval.

(1)       The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(2)       The Fund may borrow money only from a bank. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(3)       The Fund does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ Stock Market.

(4)       The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

(5)       The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund’s net assets. Included in that amount, but not to exceed 2% of the Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(6)       With the exception of equity securities, the Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(7)       The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Adviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer’s securities.

For the Fund’s limitations on futures and options transactions, see the section entitled “Limitations on Futures and Options Transactions.”

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TACTICAL INCOME FUND

Guided by the Adviser’s quantitative models, the Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations as well as in common and preferred stocks, Real Estate Investment Trusts (“REITs”), or Master Limited Partnerships (“MLPs”). The Fund may invest in securities of any credit rating.

The Fund may hold available cash balances in the Government Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

The Adviser exercises due care in the selection of money market instruments and fixed income securities. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund’s securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of the Fund.

GOVERNMENT MONEY MARKET FUND

The Fund computes its price per share for purposes of distribution, redemption and repurchase by use of the amortized cost method of valuation to seek to maintain a stable NAV of $1.00. Rule 2a-7 under the 1940 Act prescribes portfolio quality, maturity, diversification, and liquidity standards. The Fund will be managed in accordance with the requirements of this rule.

The Fund will limit its purchases to investments in U.S. dollar-denominated money market securities of domestic and foreign issuers defined as Eligible Securities under Rule 2a-7, as follows:

U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. All repurchase agreements will be “collateralized fully,” as defined under the 1940 Act. A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 5% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. In the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund’s current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

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BOND RATINGS

The Government Money Market Fund limits its investments to instruments that, at the time of acquisition, meet the requirements of an Eligible Security as defined in Rule 2a-7. An Eligible Security is a security that the Adviser determines presents minimal credit risks to the Government Money Market Fund. In addition to analyzing certain specified factors when determining whether a security presents minimal credit risks to the Fund, the Adviser may consider the credit rating provided for the security, issuer, and/or guarantor by one or more Nationally Recognized Statistical Rating Organizations that the Adviser considers is reliable in assessing credit risk; however, no rating, or the absence of a rating, is dispositive in making such determination.

Many bonds and other debt obligations are assigned credit ratings by ratings agencies such as Moody’s Investors Service (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service (“Fitch”). The ratings of Moody’s, S&P and Fitch represent their current opinions as to the creditworthiness of the issuers of the debt obligations rated by the ratings agencies. In determining credit ratings, ratings agencies typically evaluate each issuer’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect payment in the event of the issuer’s default.

While credit ratings may be helpful in evaluating the safety of principal and interest payments under debt obligations, credit ratings do not reflect the risk of market value fluctuations due to changes in interest rates, general economic activity, or other factors. Accordingly, even the highest rated debt obligation may experience wide price movements. Credit rating agencies may also fail to change credit ratings in a timely fashion to reflect events occurring subsequent to the initial ratings. Credit ratings are general and are not absolute standards of quality. Debt obligations with the same maturity, coupon, and rating may assume different valuations, while debt obligations of the same maturity and coupon with different ratings may have similar values.

Each ratings agency uses its own rating classification system to indicate the credit rating assigned to a particular debt obligation. In general, ratings agencies classify debt obligations into two categories for purposes of the ratings process: long-term and short-term. In the United States, the ratings agencies typically deem short term debt obligations to include commercial paper and other obligations with an original maturity of no more than 365 days. The following is a brief description of the applicable ratings symbols and their meanings for each of Moody’s, S&P, and Fitch.

Ratings for Long-Term Debt Obligations

Rating	Description
AAA (S&P and Fitch) Aaa (Moody’s)	Debt obligations judged to be of the highest quality, with minimal credit risk. The issuer is determined to have an extremely strong capacity to pay principal and interest on the obligation.
AA (S&P and Fitch) Aa (Moody’s)	Debt obligations judged to be of high quality, with very low credit risk. The issuer is determined to have a very strong capacity to pay principal and interest on the obligation.
A (S&P, Fitch, and Moody’s)	Debt obligations judged to be of upper-medium grade quality, with low credit risk. The issuer is determined to have a strong capacity to pay principal and interest on the obligation.
BBB (S&P and Fitch) Baa (Moody’s)	Debt obligations judged to be of medium grade quality, with moderate credit risk and certain speculative characteristics. Adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the last of the ratings categories commonly referred to as “investment grade.”

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BB (S&P and Fitch) Ba (Moody’s)	Debt obligations judged to have speculative elements and are subject to substantial credit risk. The issuer may face major ongoing uncertainties, and adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the first of the ratings categories commonly referred to as “below investment grade,” “noninvestment grade” or “speculative grade.”
B (S&P, Fitch, and Moody’s)	Debt obligations judged to be speculative and subject to high credit risk. Although the issuer currently has the capacity to make principal and interest payments on the obligation, adverse economic conditions will likely impair the ability of the issuer to meet those financial commitments.
CCC (S&P and Fitch) Caa (Moody’s)	Debt obligations judged to be of poor standing and subject to very high credit risk. Such obligations are currently vulnerable to nonpayment by the issuer, particularly in the event of adverse economic conditions or changing circumstances.
CC (S&P and Fitch) Ca (Moody’s)	Debt obligations judged to be highly speculative. These obligations are likely in, or very near, default, with some prospect of recovery of principal and interest.
C (S&P, Fitch, and Moody’s)	Debt obligations that are currently highly vulnerable to nonpayment, debt obligations that permit payment arrearages, or debt obligations of an issuer that is the subject of a bankruptcy petition or similar action but has not yet experienced a payment default. These obligations have little prospect for recovery of principal and interest.
D (S&P, Fitch, and Moody’s)	Debt obligations that are currently in payment default.

Moody’s may include the numerical modifiers “1”, “2” or “3” to any debt obligation rated Aa through Caa to indicate the relative standing of that obligation within its principal rating category. Similarly, S&P and Fitch may include a “+” or “-” to any debt obligation rated AA through CCC to indicate the relative standing of that obligation within its principal rating category. These ratings are sometimes presented in parentheses preceded with “Con.” (Moody’s) or “p” (S&P and Fitch), indicating that the obligations are rated conditionally/provisionally. Bonds for which the security depends upon the completion of some act, or the fulfillment of some condition may be rated in this fashion. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

Ratings for Short-Term Debt Obligations

Rating	Description
A-1 (S&P) F1 (Fitch) P-1 (Moody’s)	Issuer has a superior ability to repay its short-term debt obligations. S&P and Fitch may also designate this type of obligation with a “+” to indicate that the issuer’s capacity to repay the obligation is extremely strong.
A-2 (S&P) F2 (Fitch) P-2 (Moody’s)	Issuer has a strong ability to repay its short-term debt obligations, though repayment of these obligations is somewhat more susceptible to adverse economic conditions than obligations in the higher rated category.

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A-3 (S&P) F3 (Fitch) P-3 (Moody’s)	Issuer has an acceptable ability to repay its short-term debt obligations. Adverse economic conditions are more likely to weaken the ability of the issuer to meet its financial commitments on these types of obligations.
NP (Moody’s)	To the extent a short-term debt obligation does not fall into one of the three previous categories, Moody’s identifies that obligation as NP or Not Prime.
B (S&P and Fitch)	The short-term debt obligation is judged to have significant speculative characteristics. Although the issuer currently has the capacity to meet financial commitments on these obligations, the issuer faces ongoing uncertainties which could affect the issuer’s ability to meet those commitments. S&P may further delineate this ratings category into “B-1,” “B-2” or “B-3 to indicate the relative standing of an obligation within the category.
C (S&P and Fitch)	The short-term debt obligation is currently vulnerable to nonpayment, and the issuer is dependent on favorable economic conditions to continue to meet its commitments on the obligation.
D (S&P and Fitch)	The short-term debt obligation is in payment default.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ complete portfolio holdings as of the end of the calendar quarter ordinarily are posted on www.meederinvestment.com by the fifth day after the end of such quarter, or the first business day thereafter. This posted information generally remains accessible at least until the Funds file their Form N-CSR or N-PORT with the SEC for the period that includes the date as of which the www.meederinvestment.com information is current (expected to be not more than three months). The Government Money Market Fund publishes or will publish on its website the following:

●	A schedule of its portfolio holdings (and certain related information as required by Rule 2a-7, including the Fund’s weighted average maturity and weighted average life) as of the last business day or subsequent calendar day of the preceding month, beginning no later than the fifth business day of the month. This information will be available on the Fund’s website for at least six months.

●	The Fund files more detailed monthly portfolio holdings information with the SEC on Form N-MFP (current as of the last business day of the previous month or any subsequent calendar day of the month) no later than five business days after the end of each month. The Fund’s website will contain a link to an SEC website where the Fund’s most recent 12 months of publicly available information may be obtained.

●	A graph or other depiction showing the Fund’s daily and weekly liquid assets and daily inflows and outflows as of the end of each business day during the preceding six months, as of the end of the preceding business day.

●	A graph or other depiction showing the Fund’s current market-based net asset value per share (rounded to the fourth decimal place), as of the end of each business day during the preceding six months, as of the end of the preceding business day.

●	In the event that the Fund files information regarding certain material events with the SEC on Form N-CR, the Fund will disclose on its website certain information that the Fund is required to report on Form N-CR. Such material events include the provision of any financial support by an affiliated person of the Fund, a decline in weekly liquid assets below 10% of the Fund’s total assets. This information will appear on the Fund’s website no later than the same business day on which the Fund files Form N-CR with the SEC and will be available on the Fund’s website for at least one year.

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The Funds do not disseminate nonpublic information about portfolio holdings except as provided below. The Funds allow disclosure of nonpublic portfolio holdings information to affiliates of the Adviser, the Funds’ Adviser, only for the purposes of providing services to the Funds.

The Funds permit nonpublic portfolio holdings information to be shared with pricing services, custodians, independent auditors, brokers in portfolio transactions for the Funds, any securities lending agents and other service providers to the Funds who require access to this information to fulfill their duties to the Funds, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below. No compensation or other consideration is received by the Funds, their Adviser, or any other party in connection with any such arrangements to share portfolio holdings information.

Prior to any disclosure of the Funds’ nonpublic portfolio holdings information to the foregoing types of entities or persons, the Trust’s Chief Compliance Officer must make a good faith determination in light of the facts then known that the Funds have a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Funds, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Funds’ nonpublic portfolio holdings information will be provided to the Board.

PORTFOLIO TURNOVER

As a result of active management, it is anticipated that the portfolio turnover rate may vary greatly from year to year as well as within a particular year and may be affected by changes in the holdings of specific issuers, changes in asset allocation, and cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. Portfolio turnover is subject to many factors including, but not limited to, market conditions, model development, and portfolio construction considerations. Portfolio turnover can change from year to year without notice.

The portfolio turnover rates for the periods ended December 31, 2024, December 31, 2023, and December 31, 2022. for the Funds were as follows:

Fund	2024	2023	2022
Muirfield Fund	312%	316%	267%
Spectrum Fund	260%	334%	289%
Global Allocation Fund	214%	262%	243%
Balanced Fund	247%	273%	365%
Moderate Allocation Fund	199%	246%	446%
Conservative Allocation Fund	166%	277%	543%
Dynamic Allocation Fund	304%	279%	295%
Sector Rotation Fund	283%	38%	56%
Tactical Income Fund	222%	262%	514%

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Most of the Meeder Funds had similar or decreased portfolio turnover in 2024, primarily driven by less volatility in the defensive equity and fixed income portions of the Funds strategy than was experienced in previous years. In 2022, the historic rise in interest rates, coupled with a significant bear market in equities, led to larger tactical moves and higher turnover across the Meeder Funds. In 2024, the Funds had some tactical duration changes to the fixed income portfolio but the Funds held overweight to U.S. high yield positions for most of the year. Within the defensive equity strategy, the Funds were primarily overweight equities and did not have as many changes to the equity allocation as in prior years.

The Meeder Sector Rotation Fund had the largest change in turnover last year, moving from 38% to 283%. The sharp increase was due to a significant change in the strategy at the start of the second quarter. The previous strategy had fewer holdings and traded minimally at the beginning of each year, primarily focused on U.S. mid-cap value stocks. The new strategy utilizes a sector rotation strategy to identify U.S. market sectors offering the greatest investment opportunity, typically rebalancing on a monthly basis. Using a proprietary quantitative model, the Fund also rotates investments in equity securities between and among market sectors, overweighting those considered most promising. The Fund will also make active shifts between 10% and 40% of its net assets in international securities, including emerging markets.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by the Adviser pursuant to authority contained in the investment advisory agreement. The Adviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

Each Fund may execute portfolio transactions with broker-dealers that provide research and execution services to the Fund or other accounts over which the Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Adviser’s investment staff based upon the quality of research and execution services provided.

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The receipt of research from broker-dealers that execute transactions on behalf of a Fund may be useful to the Adviser in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of the Adviser’s other clients may be useful to the Adviser in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Adviser’s normal independent research activities; however, it enables the Adviser to avoid the additional expenses that could be incurred if the Adviser tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser’s overall responsibilities to the Fund and its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser under which the broker- dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s gross expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

The Board periodically reviews the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits to each Fund.

Although each Fund shares the same Board and officers, investment decisions for each Fund are made independently from those of other portfolios managed by the Adviser or accounts managed by affiliates of the Adviser. It sometimes happens that the same security is held in the portfolio of more than one of these Funds or accounts. Simultaneous transactions are inevitable when several Funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund.

To the extent that a Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.

When two or more Funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Board to be equitable to each portfolio. In some cases, this system could have a detrimental effect on the price or value of the security as far as one of the Funds is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Board that the desirability of retaining the Adviser as investment adviser to each Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

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The total commissions paid by the Funds for the years ended December 31, 2024, December 31, 2023, and December 31, 2022, are as follows:

Fund	2024	2023	2022
Muirfield Fund	$967,196	$ 987,459	$ 861,598
Spectrum Fund	$575,698	$ 316,728	$ 371,504
Global Allocation Fund	$ 21,941	$ 25,083	$ 24,780
Balanced Fund	$351,589	$ 397,185	$ 364,539
Moderate Allocation Fund	$110.054	$ 105,861	$105,952
Conservative Allocation Fund	$ 57,060	$68,737	$ 56,467
Dynamic Allocation Fund	$332,439	$105,383	$ 268,533
Sector Rotation Fund	$ 25,006	$4,541	$ 24,654
Tactical Income Fund	$2,914	$7,199	$9,906

VALUATION OF PORTFOLIO SECURITIES

Except for securities owned by the Government Money Market Fund, securities owned by a Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last published sale on such exchange each day that the exchange is open for business. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the bid quotation for such a contract if there is no sale. Securities owned by the Government Money Market Fund are valued each day when both the Federal Reserve and the New York Stock Exchange are open, at 3:30 p.m. Eastern Time.

In the Tactical Income Fund, securities are valued each day at 4:00 p.m.

Money market instruments (certificates of deposit, commercial paper, etc.) in the Funds, having maturities of 60 calendar days or less, are valued at amortized cost if that is their fair value and not materially different from market value.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost-plus accrued interest, both of which approximate current value.

Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

Securities and other assets for which there is no readily available market are valued in good faith in accordance with policies set forth by the Board. The procedures set forth above need not be used to determine the value of the securities owned by the Funds if, in the opinion of the Board, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

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Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

The values of any such securities held by the Funds are determined as of such time for the purpose of computing each Fund’s net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Adviser gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board.

Other assets, which include cash, prepaid and accrued items, and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

Net Asset Value. Charts and graphs using each Fund’s net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by a Fund and reflects all elements of its return. Unless otherwise indicated, the Funds’ adjusted net asset values are not adjusted for sales charges, if any.

Moving Averages. A Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

Historical Fund Results. The Funds’ performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, a Fund’s performance may be compared to mutual fund performance indices prepared by Lipper.

From time to time, a Fund’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

In advertising materials, the Trust may reference or discuss its products and services, which may include: the Funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, a Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Funds may also reprint, and use as advertising and sales literature, articles from monthly market commentaries and quarterly progress reports which are provided free of charge to the Funds’ shareholders.

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Volatility (Not Applicable to the Government Money Market Fund). A Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare a Fund’s historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

Momentum Indicators (Not Applicable to the Government Money Market Fund). These indicate a Fund’s price movements over specific periods of time. Each point on the momentum indicator represents a Fund’s percentage change in price movements over that period.

A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deterred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

CALCULATION OF YIELD - TACTICAL INCOME FUND

From time to time the Tactical Income Fund may advertise its thirty-day yield quotation. It is computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

YIELD	=	2 [(a - b + 1)6 - 1]
cd

where:

a	= income earned during the period
b	= expense accrued for the period
c	= average number of shares outstanding during the period
d	= offering price per share on the last day of the period

Quotations of yield for the Tactical Income Fund will be accompanied by total return calculations current to the most recent calendar quarter. Total return will be calculated in the manner described above (See “Calculation of Total Return”).

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The total return performance data in this hypothetical example, represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund, other than Government Money Market Fund, offers three classes of shares: Retail Class, Adviser Class and Institutional Class. The Government Money Market Fund offers five classes of shares: Class E, Class F, Class X, Class Y and Class Z. Each class of shares of a Fund represents an interest in the same portfolio of investments within the Fund. Class Z Shares currently are not offered for sale. Shares and share classes are offered continuously and sold without an upfront load or sales charge. The share classes differ with respect to the distribution fees, service fees and other expenses allocated to each class as set forth in the Annual Fund Operating Expenses Table and the Distribution and Shareholder Services Fee section. Eligibility to purchase Adviser and Institutional class shares is generally limited to customers of financial intermediaries who enter into special arrangements with the Funds or its agents. The share classes also have different minimum purchase amounts and purchase eligibility conditions.

For purposes of meeting the minimum investment amount for any purchase of shares, you may aggregate your investments in any class of Meeder Funds held in your account, your spouse’s account, a joint account, accounts of children under the age of 21 who share your residential address, trust accounts established by or for the benefit of you or your immediate family members, business accounts for businesses you control, and single- participant retirement plans for you or your spouse. To verify your eligibility to purchase shares using rights of accumulation, you may be required to identify the shares owned by any eligible person and produce appropriate documentation of ownership.

The NAV for each class of the Funds, except for the Government Money Market Fund, is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) by dividing the Fund’s net assets by the number of its shares outstanding. The NAV for the Government Money Market Fund is determined each business day when both the Federal Reserve and the New York Stock Exchange are open and is calculated at 3:30 p.m. Eastern Time. The Government Money Market Fund seeks to maintain a stable NAV of $1.00.

Shareholders of each Fund will be able to exchange their shares for shares of the same share class of any mutual fund that is a series of the Meeder Funds unless the shareholder has elected otherwise on their new account application. No additional fee or upfront sales load will be imposed upon the exchange.

Additional details about the exchange privilege and prospectuses for each of the Funds are available from Mutual Funds Service Company (“MFSCo”) or Meeder Distribution Services, Inc. The exchange privilege may be modified, terminated or suspended on 60 days’ notice and the Fund has the right to reject any exchange application relating to such Fund’s shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Funds have notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Funds would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

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The Funds have reserved the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute a Fund’s net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Additional Purchase and Redemption Information Related to the Government Money Market Fund

Minimum Initial Investment Waivers.

Related shareholders or shareholder accounts of the Fund may be aggregated in order to meet the minimum initial investment requirement. The following are examples of relationships that may qualify for aggregation:

●	Related business entities, including:

(i)	Corporations and their subsidiaries;
(ii)	General and limited partners; and
(iii)	Other business entities under common ownership or control.

●	Shareholder accounts that share a common tax-identification number.
●	Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Purchases in Kind. The Trust, in its sole discretion, may permit investors to make an investment by a contribution of securities in-kind. Such investors will be required to pay any brokerage or other transaction costs arising in connection with contributing the subject securities. The purchase price per share for investors purchasing shares in-kind shall be the net asset value next determined after acceptance by a Fund of the investor’s purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Advisor to determine whether a Fund will accept the investor’s proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The securities provided to the Fund will be valued consistent with the valuation procedures used to calculate a Fund’s net asset value. At the time of the purchase, all dividends, distributions and subscription or other rights will become the property of the Fund, along with the securities. The Trust reserves the right to amend or terminate the practice of accepting purchases in-kind at any time. Investors should know that an in-kind purchase of shares of a Fund may result in taxable income; an investor desiring to make an in-kind purchase should consult its tax advisor.

Systematic Withdrawal Program. A systematic withdrawal plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

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Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. MFSCo acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

INVESTMENT ADVISER

Meeder Asset Management, Inc. is the investment adviser and manager for each of the Funds in the Trust. Pursuant to the terms of the Investment Advisory Contract, the Adviser has agreed to provide an investment program within the limitations of each Fund’s investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services that are provided by each Fund’s custodian, transfer agent, principal underwriter, independent accountants, legal counsel, distribution, shareholder servicing and investment advisory services provided by any other adviser.

The Investment Advisory Contract for the Funds was separately approved by a vote of a majority of the Trustees, including a majority of Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Fund. The contract is to remain in force so long as renewal thereof is specifically approved annually by a majority of the Trustees or by vote of a majority of outstanding shares of each Fund, and in either case by vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such renewals. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days’ prior written notice by majority vote of the Funds, by the Board, or by the Adviser.

Under the terms of the Investment Advisory Contract with the Funds, the Adviser earns a fee, computed and accrued daily and payable in monthly installments based upon the average daily net assets of each Fund as set forth below:

Fund	First $50 million	Next $50 million	Next $100 Million	Over $200 million
Muirfield Fund	1.00%	0.75%	0.60%	0.60%
Spectrum Fund	0.75%	0.75%	0.75%	0.60%
Global Allocation Fund	0.75%	0.75%	0.75%	0.60%
Balanced Fund	0.75%	0.75%	0.75%	0.60%
Moderate Allocation Fund	0.60%	0.60%	0.60%	0.60%
Conservative Allocation Fund	0.50%	0.50%	0.50%	0.50%
Dynamic Allocation Fund	0.75%	0.75%	0.75%	0.60%
Sector Rotation Fund	0.75%	0.75%	0.60%	0.60%
Tactical Income Fund	0.40%	0.40%	0.20%	0.20%
Government Money Market Fund	0.40%	0.40%	0.25%	0.25%

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Management Fees

Fund	Accrued 2024	Accrued 2023	Accrued 2022
Muirfield Fund	$5,470,874	$4,378,525	$4,286,868
Spectrum Fund	$1,565,038	$1,404,923	$1,432,743
Global Allocation Fund	$271,440	$238,546	$279,004
Balanced Fund	$2,653,133	$2,399,328	$2,446,139
Moderate Allocation Fund	$1,046,416	$958,049	$ 974,268
Conservative Allocation Fund	$676,606	$602,443	$623,501
Dynamic Allocation Fund	$2,301,471	$1,737,285	$1,609,070
Sector Rotation Fund	$274,037	$247,153	$268,410
Tactical Income Fund	$321,396	$272,938	$271,410
Government Money Market Fund	$1,546,530	$1,800,784	$1,867,334

For fiscal year 2024, the Adviser consented to reduce its fees and/or reimburse expenses of the Funds, voluntarily or contractually, to the extent necessary to limit the total operating expenses of each of the Funds, exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with investments in underlying funds, and extraordinary expenses.

The Adviser has contractually agreed to waive its entire management fee for all classes of the Government Money Market Fund effective March 27, 2025. The Adviser also contractually agreed to waive or reimburse expenses to limit the Total Fund Operating Expenses of Class Y of the Government Money Market Fund to 0.17% of its average daily assets, exclusive of brokerage costs, interest, taxes, dividends, dividends and other expenses in connection with the short sales of securities, litigation expenses, indemnification, expenses associated with the investments in underlying investment companies, and extraordinary expenses. The Adviser may seek recoupment of fees and expenses waived or reimbursed within the following two fiscal years of the date on which the expense reduction or reimbursement occurred if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses, or the limitation in place at the time of initial waiver or reimbursement. The agreement is effective through April 30, 2026, and may not be terminated prior to that date without the consent of the Board .

Fund	Voluntary 2024	Contractual 2024	Voluntary 2023	Contractual 2023	Voluntary 2022	Contractual 2022
Muirfield Fund	-	-	-	-	-	-
Spectrum Fund	-	-	-	-	-	-
Global Allocation Fund	-	-	-	-	-	-
Balanced Fund	-	-	-	-	-	-
Moderate Allocation Fund	-	-	-	-	-	-
Conservative Allocation Fund	-	-	-	-	-	-
Dynamic Allocation Fund	$200,000	-	$200,000	-	$134,795	$65,205
Sector Rotation Fund	-	-	-	-	-	-
Tactical Income Fund	$88,562	-	$75,071	-	$49,819	$24,819
Government Money Market Fund	$961,530	$585,000	$1,800,784	-	$1,906,269	-

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The Adviser was incorporated in Ohio on February 1, 1974, and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Adviser is a wholly owned subsidiary of Meeder Investment Management, Inc., a holding company which is controlled by Robert S. Meeder, Jr. through ownership of common stock. Meeder Investment Management, Inc. conducts business through its six subsidiaries, which include the Adviser, Meeder Asset Management, Inc.; Meeder Advisory Services, Inc., a registered investment adviser; Meeder Public Funds, Inc., a registered investment adviser; Mutual Funds Service Co., the Funds’ transfer agent and administrator; and Meeder Distribution Services, Inc., a broker-dealer, and principal underwriter to the Funds.

As of the date of this SAI, the Adviser’s officers and directors are as set forth as follows: Robert S. Meeder, Jr., President; Jason Click, Senior Vice President; Alaina V. Salonsky, Secretary; Timothy N. McCabe, Chief Legal Officer; Adam Ness, Chief Operating Officer; Matthew Bowersox, Chief Financial Officer; and Brandon R. Kipp, Chief Compliance Officer. Robert S. Meeder, Jr. is also President and a Trustee of the Trust.

The Adviser may use its resources to pay expenses associated with the sale of each Fund’s shares or services provided to each Fund’s shareholders. This may include payments to third parties such as banks, broker-dealers, investment advisers or other financial intermediaries that provide shareholder support services or engage in the sale of each Fund’s shares.

The portfolio managers responsible for the Funds also manage other accounts advised by the Adviser or its affiliates. The following table identifies other accounts managed by each of the portfolio managers of the Funds as of December 31, 2024.

Portfolio Manager	Registered Investment Company Funds	Registered Investment Company Assets	Pooled Investment Vehicles Assets	Pooled Investment Vehicles Accounts	Other Accounts	Other Assets
Robert S. Meeder, Jr.	10	$3,098,278,342
Joseph Bell	9	$2,435,911,822
Aneep Maniar	6	$1,236,622,503
Robert Techentin	1	$662,366,519	1	319,111,208
Jason Szabo	1	$662,366,519	2	504,296,292	74	$6,919,920,765
Andrew Musselman	1	$662,366,519	1	319,111,208	64	$857,902,897
Sean Allen	1	$36,490,740

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No portion of the listed assets was managed using a performance-based advisory fee.

The portfolio managers and investment analysists are paid a competitive base salary by the Adviser for their services. In addition, portfolio managers and investment analysts may participate in an incentive compensation program based on a series of factors, including the performance of the investment products they manage together with contribution to the investment team and firm as a whole. Investment professionals also participate in the Adviser’s retirement plan.

The following table shows the dollar range of shares of the Funds beneficially owned by the portfolio managers as of March 31, 2025.

Fund	Robert Meeder, Jr.	Robert Techentin	Joe Bell	Jason Szabo	Andrew Musselman	Aneep Maniar	Sean Allen
Muirfield Fund	Over 1 Million	None	None	None	None	None	None
Spectrum Fund	Over 1 Million	None	None	None	None	None	None
Global Allocation Fund	$100,001 - 500,000	None	None	None	None	None	None
Balanced Fund	$10,001 - $50,000	None	None	None	None	None	None
Moderate Allocation Fund	None	None	None	None	None	None	None
Conservative Allocation Fund	$100,001 - $500,000	None	None	None	None	None	None
Dynamic Allocation Fund	Over 1 Million	None	$50,001 - $100,000	None	None	None	None
Sector Rotation Fund	$500,001 - $1,000,000	None	None	None	None	None	None
Tactical Income Fund	None	None	None	None	None	None	None
Government Money Market Fund	$100,001 - $500,000	None	None	None	None	None	None

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OFFICERS AND TRUSTEES

The Board oversees the management of the Trust and elects its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, positions and principal occupations during the past five years are listed below. The business address of each Trustee and Officer is 6125 Memorial Drive, Dublin, Ohio 43017.

Independent Trustees

Name Year of Birth	Position	Trustee Since	Principal Occupation(s) and Outside Directorships During Past Five Years	Number of Funds Overseen	Other Positions Held by Trustee During the Past 5 Years
STUART M. ALLEN (1961)	Trustee	2006	President of Gardiner Allen DeRoberts Insurance LLC	10	N/A
ANTHONY V. D’ANGELO (1959)	Lead Independent Trustee	2006	Vice President and General Manager of WSYX ABC 6/WTTE FOX-28/ WWHO (2014-present).	10	N/A
JEFFREY R. PROVENCE (1969)	Trustee	2017	CEO, Premier Fund Solutions, Inc. (2001 to current). General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	10	Blue Chip Investor Funds, PFS Funds

Interested Trustee

Name Year of Birth	Position	Trustee Since	Principal Occupation(s) and Outside Directorships During Past Five Years	Number of Funds Overseen	Other Positions Held by Trustee During the Past 5 Years
ROBERT S. MEEDER, JR. (1961) 1	Chairman of the Board; President	1992	President, Meeder Investment Management, Inc.	10	N/A

Officers

Name Year of Birth	Position Held	Officer Since	Principal Occupation(s) and Outside Directorships During Past Five Years	Number of Funds Overseen
BRUCE E. MCKIBBEN (1969)	Treasurer	2002	Director/Fund Accounting and Financial Reporting, Mutual Funds Service Co.	10
DOUGLAS R. JENNINGS (1962)	Chief Compliance Officer	2017	Assistant General Counsel and Chief Compliance Officer, Meeder Investment Management, Inc.	10
ALAINA V. SALONSKY (1967)	Secretary	2017	Compliance Specialist, Meeder Investment Management, Inc.	10

1	Mr. Meeder is considered an “interested person” within the meaning of the 1940 Act on the basis of his affiliation with Meeder Investment Management, Inc.

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All Trustees were nominated to serve on the Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Stuart Allen. As a business owner, Mr. Allen brings budgeting and financial reporting skills to the Board. Mr. Allen’s experience provides the Board insight into the insurance and qualified plan markets.

Anthony D’Angelo. Mr. D’Angelo was elected to and continues to serve as a Trustee due to his marketing, strategic planning, and budgeting skills. Mr. D’Angelo was elected as Lead Independent Trustee on December 8, 2010.

Jeffrey R. Provence. Mr. Provence joined the Board in 2017 and brings extensive mutual fund administration and financial reporting experience. Mr. Provence is the Chairman of the Audit Committee and is considered as an audit committee financial expert. Mr. Provence assists the Audit Committee when analyzing financial reports and determining the strategic direction of the Funds.

Robert S. Meeder, Jr. Mr. Meeder has been President of Meeder Asset Management, Inc., the Funds’ investment adviser, since 1992 and has worked in the investment management industry since 1986. Mr. Meeder brings operational, investment management and marketing knowledge to the Board.

Fund Shares Owned by Trustees as of December 31, 2024

Fund	Stuart Allen	Anthony D’Angelo	Jeffrey Provence	Robert S. Meeder, Jr.
Muirfield	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Spectrum	None	None	None	Over $100,000
Global Allocation	None	None	None	Over $100,000
Balanced	Over $100,000	None	None	$10,001 - $50,000
Moderate Allocation	None	None	None	None
Conservative Allocation	None	Over $100,000	None	Over $100,000
Dynamic Allocation	Over $100,000	Over $100,000	None	Over $100,000
Sector Rotation	None	None	None	Over $100,000
Tactical Income	None	None	None	None
Government Money Market	None	None	None	Over $100,000

1	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for “interested” trustees include shares owned through Meeder Asset Management, Inc.’s retirement plan and 401(k) Plan.

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Compensation Table

The following table shows the compensation paid by Fund Complex to the Trustees of the Funds during the fiscal year ended December 31, 2024.

Aggregate Compensation from a Fund	Stuart M. Allen	Anthony D’Angelo	Jeffrey R. Provence	Robert S. Meeder, Jr.
Muirfield Fund	$6,508	$9,339	$8,234	None
Spectrum Fund	$1,631	$2,355	$2,078	None
Global Allocation Fund	$348	$503	$443	None
Balanced Fund	$2,942	$4,256	$3,754	None
Moderate Allocation Fund	$1,343	$1,944	$1,715	None
Conservative Allocation Fund	$1,067	$1,543	$1,360	None
Dynamic Allocation Fund	$2,575	$3,688	$3,252	None
Sector Rotation Fund	$350	$506	$447	None
Tactical Income Fund	$696	$990	$873	None
Government Money Market Fund	$190	$276	$244	None
Total Compensation from the Fund Complex	$17,650	$25,400	$22,400	None

Each Trustee who is an Independent Trustee is paid a retainer of $2,500 per calendar quarter and receives a fee of $2,250 for each regular meeting attended in person or telephonically on behalf of the Trust. The Lead Independent Trustee receives an additional retainer of $1,250 per calendar quarter. The Audit Committee Chairperson receives an additional retainer of $500 per calendar quarter and each member of the Audit Committee receives a fee of $500 for each Audit Committee meeting attended in person or telephonically. Each Independent Trustee may also receive $400 for attendance at a special meeting of the Trust.

Compensation paid to Trustees includes cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2024, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the Funds as follows: Stuart Allen $17,650, Anthony D’Angelo $25,400, and Jeffrey R. Provence $22,400.

Board Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged the Adviser to manage and/or administer the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds. The Board is currently composed of four Trustees, including three Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting.

The Chairman of the Board is an “interested person” of the Funds. The Board has appointed an Independent Trustee to serve in the role of Lead Independent Trustee. The Lead Independent Trustee’s function is to enhance the efficiency and effectiveness of the Board with respect to fund governance matters. The Lead Independent Trustee, among other things, serves as a point person for the exchange of information between management and the Independent Trustees and coordinates communications among the Independent Trustees. The duties and responsibilities of the Lead Independent Trustee include recommending Board meetings and prioritizing Board meeting agendas, as well as making sure the Board receives reports from management on essential matters.

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The use of an interested Chairman allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Lead Independent Trustee can focus Board time and attention to matters of interest to shareholders and ensure that the Independent Trustees are fully informed regarding management decisions. The Trustees have determined that an interested Chairman balanced by a Lead Independent Trustee is the appropriate leadership structure for the Board.

The Board maintains three standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee. Each of the Committees is comprised of the following Independent Trustees of the Trust: Stuart M. Allen, Anthony D’Angelo and Jeffrey R. Provence.

The Audit Committee is generally responsible for recommending the selection of the Trust’s independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust’s financial reports and internal accounting. Mr. Provence qualifies as an “audit committee financial expert” and serves as Chairman of the Audit Committee.

The Trust’s Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust’s address at 6125 Memorial Drive, Dublin, Ohio 43017. Mr. D’Angelo is Chairman of the Nominating Committee.

The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2023, the Audit Committee met four times, the Compensation and Nominating Committees did not meet.

During the past fiscal year, the Board considered and approved the renewal of each Fund’s Investment Advisory Agreement with the Adviser. In connection with this annual review, the Board, with the advice and assistance of independent counsel for the Funds, received and considered information and reports relating to the nature, quality and scope of the services provided to each Fund by the Adviser and its affiliates. The Board considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of each Fund relative to its peer group of mutual funds. In addition, the Board considered, among other factors:

(i)	the nature, extent, and quality of the services provided by the Adviser to the Funds;
(ii)	the investment performance of the Funds and the Adviser;
(iii)	the costs of the services to be provided and the profits to be realized by the Adviser from the relationship with the Funds;
(iv)	the extent to which economies of scale will be realized as a Fund grows; and
(v)	whether the fee level reflects these economies of scale to the benefit of the Funds’ shareholders.

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As of March 31, 2025, the Board and officers of the Trust own, in the aggregate, less than 1% of the Trust’s total outstanding shares.

Risk Oversight

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its committees. While day-to-day risk management responsibilities rest with the Funds’ Chief Compliance Officer, the Adviser and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with portfolio management teams to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Funds’ Adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Funds to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Funds’ financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Code of Ethics

The Trust and the Adviser have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Funds and the Portfolio. The Code includes prohibitions on unacceptable trading activities, such as front running, short-swing trading, and insider trading. Directors, officers, and employees who recommend securities or have access to non-public information are prohibited from personally trading in reportable securities recommended to clients in close proximity to the client’s transaction. Employees having access to this information must also make periodic reports of their securities accounts and transactions in reportable securities. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Funds.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Board of the Funds has adopted, on behalf of the Retail Class Shares of each Fund (and Class E and Class Z Shares of the Government Money Market Fund), a Shareholder Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). The Board of the Funds has also adopted, on behalf of the Retail, Adviser and Institutional Class Shares of each Fund, other than the Government Money Market Fund, an amended and restated Shareholder Services Plan (“Shareholder Services Plan”), formerly known as the Administrative Services Plan.

Distribution Plan

The Distribution Plan adopted for the Retail Class Shares of the Funds, and of the Class E and Class Z Shares of the Government Money Market Fund, allows each Fund to use part of its assets to pay for the sale and distribution of the Shares, including advertising, marketing and other promotional activities as well as shareholder servicing. For these services, the Funds have authorized its agents or distributors to pay a distribution fee at the rates set forth below to financial intermediaries or other parties who have entered into selling or shareholder distribution agreements with the Funds, its agents or distributors. Recipients of the distribution fee include financial intermediaries, securities brokers, attorneys, accountants, investment advisers, platform providers, investment performance consultants, pension actuaries, banks, and service organizations, in addition to Meeder Distribution Services, Inc. (the “Distributor”), Adviser and its affiliates. The Funds may also pay a portion of this fee to the Distributor for costs incurred in connection with the distribution, sale or promotion of the Retail Share Class, or Class E and Class Z Shares of the Government Money Market Fund.

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Under the terms of the Distribution Plan, payments for each Fund may be made in the form of commissions and fees for marketing and selling Fund shares, such as compensating brokers and others who sell fund shares, and paying for advertising, the printing and mailing of prospectuses to new investors, and the preparing, printing and mailing of sales literature. Payments may also be made for maintaining personnel of the Adviser and/or its affiliates who engage in or support distribution of shares, or who render educational, marketing, administrative, personal or other support services to financial intermediaries, investors and/or shareholders, not otherwise provide by the Funds’ Transfer Agent. These payments may include, but are not limited to, allocated overhead, office space and equipment, employee compensation, telephone facilities and expenses, answering routine inquiries regarding the Funds, processing shareholder transactions, and providing such other shareholder services as the Funds may reasonably request.

In addition, payments under the Distribution Plan may be used for the distribution and support expenses of platform providers that make the Funds available for purchase by financial intermediaries or directly by investors. Further, payment may be used for reimbursement of travel, entertainment and like expenses in connection with the promotion of the Funds, administrative support for financial intermediaries, investors and shareholders, and education about a Fund’s investment objectives and policies. Payment may also be used to pay for the costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising. Payments may be used for any other purpose as described in the Plan and approved by the Board.

Under the Distribution Plan, the Funds may pay a distribution fee up to the following annualized rate for each of the following Retail share Classes, and Class E and Class Z Shares of the Government Money Market Fund:

Fund	Percentage of Average Daily Net Assets
Muirfield Fund	0.20%
Spectrum Fund	0.25%
Global Allocation Fund	0.25%
Balanced Fund	0.25%
Moderate Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Dynamic Allocation Fund	0.25%
Sector Rotation Fund	0.20%
Tactical Income Fund	0.25%
Class E Shares of the Government Money Market Fund	0.20%
Class Z Shares of the Government Money Market Fund	0.75%

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In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board, and by the Independent Trustees and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

The Plan for each of the Trust’s Funds is terminable at any time by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust’s shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of the Independent Trustees who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days’ written notice to the service organization or by the vote of the holders of a majority of the Trust’s shares, or, upon 15 days’ notice, by a party to a service agreement.

Each Plan was approved by the Trust’s Board, which made a determination that there is a reasonable likelihood the Plans will benefit the Funds. Although the objective of the Trust is to pay 12b-1 recipients for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by 12b-1 recipients. If any 12b-1 recipient’s expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the 12b-1 recipient’s expenses are less than what the Trust pays, the 12b-1 recipient is not obligated to refund the excess, and this excess could represent a profit for the 12b-1 recipient.

The table below states the amounts accrued (net of waivers) under each current Fund’s Distribution Plan for the year ended December 31, 2024:

Fund	Financial Intermediaries	Affiliated Parties	Total
Muirfield Fund	$69,603	$30,280	$99,883
Spectrum Fund	$4,010	$797	$4,807
Global Allocation Fund	$5,787	$1,566	$7,535
Balanced Fund	$18,719	$4,221	$22,940
Moderate Allocation Fund	$1,822	$442	$2,264
Conservative Allocation Fund	$9,001	$6,166	$15,167
Dynamic Allocation Fund	$23,891	$12,305	$36,196
Sector Rotation Fund	$8,521	$16,669	$25,190
Tactical Income Fund	$7,402	$1,711	$9,113
Government Money Market Fund	$-	$-	$-

Distribution expenses of the Trust attributable to a particular Fund are borne by that Fund. Distribution expenses that are not readily identifiable as attributable to a particular Fund are allocated among each of the ten Funds of the Trust based on the relative size of their average net assets. Some distribution payments are made to Distributor, and an affiliate of the Adviser, as reimbursement for marketing services, telephone services, printing, and mailing expenses actually incurred.

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In addition, any Agent or Consultant that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund’s distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services.

Shareholder Services Plan

The Board of the Funds have also adopted, on behalf of Funds, except for the Class E Shares, Class F Shares and Class X Shares of the Government Money Market Fund, an amended and restated Shareholder Services Plan (“Shareholder Services Plan”), formerly known as the Administrative Services Plan. Under the Plan, the various share classes of the Funds bear a service fee at the rates set forth below on an annualized basis. Shareholder Services Fees are paid in exchange for support services provided to shareholders including, but not limited to, responding to customer inquiries, processing payments, providing statements, and maintaining shareholder accounts and records. Shareholder Services fees may be paid by the Funds’ agent or Distributor to financial intermediaries that have entered into shareholder services or similar agreements with the Funds or its agents. Payments under the Shareholder Services Plan are an operating expense of the Funds. Shareholder Services Fees vary according to the agreement and services provided and are committed to the discretion of the Funds’ agent or Distributor up to the following amounts of the Funds’ daily net assets attributable to each class of shares on an annualized basis:

Shareholder Share Class	Services Fee
Institutional Class	0.10%
Adviser Class	0.25%
Retail Class	0.20%
Class Y (Government Money Market Fund)	0.15%
Class Z (Government Money Market Fund)	0.25%

Shareholder Service fees were accrued by the Funds for the years ended December 31, 2024, December 31, 2023, and December 31, 2022, as follows:

	Accrued 2024 Retail Class	Accrued 2024 Adviser Class	Accrued 2024 Institutional Class
Muirfield Fund	$52,243	$17,117	$676,605
Spectrum Fund	$3,846	$5,458	$153,685
Global Allocation Fund	$5,395	$265	$8,687
Balanced Fund	$13,050	$9,842	$282,506
Moderate Allocation Fund	$1,399	$3,964	$124,594
Conservative Allocation Fund	$6,242	$5,107	$93,690
Dynamic Allocation Fund	$14,064	$4,640	$240,864
Sector Rotation Fund	$4,967	$675	$9,596
Tactical Income Fund	$3,995	$2,053	$52,789
Government Money Market Fund	$-	$-	$-

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	Accrued 2023 Retail Class	Accrued 2023 Adviser Class	Accrued 2023 Institutional Class
Muirfield Fund	$44,681	$2,380	$436,586
Spectrum Fund	$3,532	$574	$118,019
Global Allocation Fund	$4,231	$16	$4,225
Balanced Fund	$10,426	$910	$216,981
Moderate Allocation Fund	$1,646	$297	$98,961
Conservative Allocation Fund	$6,125	$750	$70,999
Dynamic Allocation Fund	$9,709	$552	$117,102
Sector Rotation Fund	$5,796	$77	$6,716
Tactical Income Fund	$3,301	$391	$39,524

	Accrued 2022 Retail Class	Accrued 2022 Adviser Class	Accrued 2022 Institutional Class
Muirfield Fund	$53,835	$1,362	$424,528
Spectrum Fund	$3,939	$152	$111,177
Global Allocation Fund	$5,573	$35	$3,885
Balanced Fund	$11,157	$272	$201,444
Moderate Allocation Fund	$1,936	$57	$89,668
Conservative Allocation Fund	$5,872	$63	$68,576
Dynamic Allocation Fund	$8,602	$139	$110,701
Sector Rotation Fund	$3,177	$38	$4,204
Tactical Income Fund	$3,677	$43	$38,230

Payment of Additional Compensation

On occasion, the Distributor, the Adviser or its affiliates may make payments out of its own resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Funds, to Third Party Intermediaries and other persons as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services, shareholder services, marketing and/or processing support. These payments are often referred to as “additional cash compensation.” The payments are made pursuant to agreements between Third Party Intermediaries and the Distributor, the Adviser or its affiliates.

Additional cash compensation payments may be used to pay Third Party Intermediaries for transaction support, including any one-time charges for establishing access to the Funds’ shares on particular trading systems (known as “platform access fees”), as well as for the range of services that may otherwise be covered by Rule 12b-1 payments. Additional cash compensation payments generally are structured as basis point payments on gross or net new sales, on gross or net prior sales that remain invested in the Funds, or, in the case of platform access fees, fixed dollar amounts. You can ask your intermediary whether it receives additional cash compensation payments as described above from the Distributor, Adviser or its affiliates.

For the year ended December 31, 2024, the following Third-Party Intermediaries received payments of additional cash compensation in connection with sales of the Funds:

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AMERICAN ENTERPRISE INVESTMENT SERVICES, INC
AMERIPRISE FINANCIAL
APW CAPITAL, INC
BERTHEL FISHER & COMPANY FINANCIAL SERVICES, INC.
CAMBRIDGE INV. RESEARCH INC.
CETERA ADVISOR NETWORKS LLC
CETERA ADVISORS LLC
CFD INVESTMENTS
CHARLES SCHWAB & CO INC.
CONCORDE INVESTMENT SERVICES, LLC
FIDELITY INVESTMENTS
FRANK HEIL
FRANKLIN JENKINS, LLC
FSC SECURITIES CORP.
GWFS EQUITIES, INC.
HERBERT DAVID GROUP
INDEPENDENT FINANCIAL GROUP LLC
J.P. MORGAN SECURITIES, LLC
LINCOLN FINANCIAL
LINCOLN INVESTMENT PLANNING, LLC.
LPL FINANCIAL CORPORATION
LPL FINANCIAL SERVICES
MID ATLANTIC CLEARING & SETTLEMENT CORP
MORGAN STANLEY CAPITAL SERVICES, LLC
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
MORGAN STANLEY SMITH BARNEY
MSCS FINANCIAL SERVICES, LLC
NATIONAL FINANCIAL SVS CORP
NATIONWIDE INVESTMENT SERV. CORP.
NFP ADVISOR SERVICES, LLC
OSAIC WEALTH, INC.
PARKLAND SECURITIES, LLC
PERSHING, LLC
PLANMEMBER
PRINCIPAL SECURITIES, INC.
SA STONE WEALTH MANAGEMENT
SECURITIES AMERICA, INC.
SEI PRIVATE TRUST COMPANY
SIGMA FINANCIAL CORP
TERRY W. DUNGER
UNITED PLANNERS FNCL SVCS
VALMARK SECURITIES, INC
VANGUARD MARKETING CORPORATION
WELLS FARGO CLEARING SERVICES, LLC

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The Adviser or its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

DISTRIBUTIONS & TAXES

The Tactical Income Fund dividends from net investment income, if any, are declared and paid to shareholders on the last business day of the month to shareholders of record as of the previous business day. The Muirfield Fund, Spectrum Fund, Sector Rotation Fund, Dynamic Allocation Fund, Balanced Fund, Global Allocation Fund, Moderate Allocation Fund, and Conservative Allocation Fund dividends from net investment income, if any, are declared and paid on a calendar quarter basis. The Government Money Market Fund declares dividends from net investment income daily and distributes the dividends to shareholders on a monthly basis. In December, all Funds may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

Distributions. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them.

Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Adviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Adviser with alternative instructions.

Dividends. A portion of a Fund’s dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distributions. Long-term capital gains earned by a Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. Short-term capital gains distributed by a Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

Foreign Taxes. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Funds do not currently anticipate that securities of foreign issuers will constitute more than 25% of the Fund’s total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. The Trust files federal income tax returns for each of the Funds. Each Fund is treated as a separate entity for federal income tax purposes. The Trust also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments, and (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities. A Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a “regulated investment company” for each of the last 28 fiscal years.

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If a Fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Each Fund is treated as a separate entity from the other funds of the Trust for tax purposes.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Funds are suitable to their particular tax situation.

OTHER SERVICES

Custodian. The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, is custodian of all of the Trust’s assets.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been retained as the Independent Registered Public Accounting Firm for the Trust. Cohen & Company, Ltd.’s services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Transfer Agent. Mutual Funds Service Co. (“MFSCo”), 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Investment Management, Inc. and a sister company of Meeder Asset Management, Inc., provides transfer, redemption, dividend disbursing and shareholder services to each Fund. The fee for all Funds except the Government Money Market Fund and the Tactical Income Fund is 0.12% up to $500 million of the Fund’s average daily net assets and 0.03% over the Fund’s daily net assets of $500 million, payable monthly. The fee for the Government Money Market Fund and the Tactical Income Fund is 0.08% up to $500 million of the Funds’ average daily net assets and 0.03% over $500 million of the Fund’s average daily net assets, payable monthly. Fees for each Fund are subject to a $4,000 annual minimum fee.

MFSCo serves as Fund Accountant of the Funds. The minimum annual fee for accounting services for all of the Funds except the Government Money Market Fund is $7,500. The minimum annual fee for the Government Money Market Fund is $30,000.  Subject to the applicable minimum fee, each Fund’s annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of each Fund’s average net assets.

MFSCo also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third-party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. Each Fund incurs an annual fee, payable monthly, of 0.10% up to $50 million, 0.08% for the next $450 million and 0.03% over $500 million of each Fund’s average net assets.

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These fees are reviewable annually by the Board. For the year ended December 31, 2024, total fees accrued by the Funds for payments made to MFSCo are as follows:

Fund	Fees Accrued
Muirfield Fund	$1,377,422
Spectrum Fund	$501,230
Global Allocation Fund	$122,893
Balanced Fund	$885,666
Moderate Allocation Fund	$423,507
Conservative Allocation Fund	$340,493
Dynamic Allocation Fund	$760,307
Sector Rotation Fund	$123,744
Tactical Income Fund	$190,996
Government Money Market Fund	$944,161

Distributor. Meeder Distribution Services, Inc., a registered broker-dealer and FINRA member firm whose principal business address is 6125 Memorial Drive, Dublin, Ohio 43017, acts as the principal underwriter of the shares of the Funds. The Distributor is an affiliate of the Adviser, which offers shares of the Funds continuously, pursuant to an Underwriting Agreement dated October 1, 2014 (the “Underwriting Agreement”). The Distributor is a broker dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. The Underwriting Agreement calls for the Distributor as agent of the Funds to use all reasonable efforts, consistent with its other business, to secure purchasers of the Funds.

Pursuant to the Underwriting Agreement, the Funds have agreed to indemnify the Distributor, its officers, directors and control persons to the extent permitted by applicable law against certain liabilities under the Securities Act, and any other statute or common law. The Underwriting Agreement was approved by the Board for an initial two-year period, and will continue from year to year upon a majority vote of the Trustees, including a majority of the non-interested Trustees at least annually or by a majority of the outstanding shares of the Trust.

The Distributor is eligible to receive revenues relating to the sale of shares of the Funds pursuant to the Funds’ 12b-1 Shareholder Distribution Plan (“Plan”) adopted by the Funds under Rule 12b-1 under the 1940 Act. Pursuant to the Plan, shares of the Funds bear a Distribution fee of up to 0.25% per year of its average net asset value. Distributor may be paid sums under the Plan as reimbursement for distribution expenses actually incurred by the Distributor.

The following table sets forth the amounts paid to the Distributor in the form of commissions or other compensation for its services as the Funds’ principal underwriter during the past three fiscal years:

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12b-1 Plan Expense Payments Made to Affiliates

Fund	2024	2023	2022
Muirfield Fund	$30,280	$27,296	$34,247
Spectrum Fund	797	855	1,060
Global Allocation Fund	1,566	1,376	1,625
Balanced Fund	4,221	4,084	4,402
Moderate Allocation Fund	442	460	558
Conservative Allocation Fund	6,166	6,132	7,567
Dynamic Allocation Fund	12,305	9,750	9,659
Sector Rotation Fund	16,669	16,467	18,938
Tactical Income Fund	1,711	1,659	1,721
Government Money Market Fund	N/A	N/A	N/A

Securities Lending Agent. Huntington National Bank (“HNB”) serves as the securities lending agent to the Funds pursuant to a securities lending agreement. The services provided by HNB as securities lending agent include: selection of securities to be loaned, locating borrowers, negotiation of loan terms, monitoring daily value of loaned securities and collateral, requiring additional collateral as necessary, cash collateral management, qualified dividend management, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the fund at loan termination.

The following table lists the gross income received by each Fund for the year ended December 31, 2024, for securities lending activity, the fees paid to HNB under the revenue split agreement, and the net income received by the Funds from securities lending activity. Fees for all services undertaken by HNB are included in the revenue split.

Fund	Gross Income From Securities Lending	Fees Paid to Agent From Revenue Split	Net Income From Securities Lending
Muirfield Fund	$-	$-	$-
Spectrum Fund	$-	$-	$-
Global Allocation Fund	$-	$-	$-
Balanced Fund	$-	$-	$-
Moderate Allocation Fund	$-	$-	$-
Conservative Allocation Fund	$-	$-	$-
Dynamic Allocation Fund	$-	$-	$-
Sector Rotation Fund	$-	$-	$-

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

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Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Proxy Voting Policies and Procedures

The Board has delegated the authority to vote proxies related to securities held by the Funds to the Funds’ Adviser in accordance with Proxy Voting Policies and Procedures adopted by the Funds and the Adviser. The policies and procedures are designed and implemented to reasonably ensure that proxies are voted in the best interest of the Funds and their shareholders.

The Adviser has established a proxy voting committee that is responsible for implementation of the Proxy Voting Policies and Procedures, including selection and oversight of third-party proxy advisers, management of the program, and fulfilling the Adviser’s responsibility to vote proxies in the best interests of the Funds and their shareholders. When exercising due diligence to select or renew contracts with a third-party advisory firm, the Adviser will consider a variety of factors, including capacity and competency of the firm, processes for obtaining and distributing information, methodologies used to develop voting recommendations, and conflicts of interest. The committee is also responsible for reviewing and annually approving proxy voting guidelines to ensure that they are current, appropriate and in the best interest of the firm’s clients.

The Adviser has engaged an unaffiliated third-party proxy advisory service to assist with proxy voting, including receipt and collection of proxy ballots, providing proxy voting research services, and executing votes. Acting through its proxy voting committee, the firm has adopted proxy voting guidelines that direct how the firm will vote most proxies. The proxy advisory service executes proxy votes in accordance with the guidelines. Proxies are voted in accordance with the guidelines unless the Adviser determines that the guidelines would not be in the best interests of the Funds and their shareholders.

In the event a proxy ballot is not addressed by the guidelines, an issuer has submitted additional material reasonably expected to affect the outcome, or the ballot warrants individual attention for other reasons, the Adviser will forward the issue to the committee for its determination on how to vote the proxy. Proxies forwarded to the committee will be voted in a manner consistent with the best interests of the Funds and their shareholders.

The Proxy Voting Policies and Procedures are designed to ensure that proxies are voted solely in the best interest of the Funds and their shareholders without undue influence from persons having an economic interest in the outcome of the proxy vote. The Adviser and its proxy voting committee are responsible for identifying instances in which a vote presents a conflict of interest between the interests of the Funds’ shareholders, on one hand, and the interests of the Funds’ Adviser or its affiliates on the other. In the event such a conflict occurs, it will be reported to the Board, which will provide further direction to the Adviser on how to vote the proxy.

Shareholders may obtain a copy of the Proxy Voting Policies and Procedures, including the voting guidelines utilized to vote proxies, by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017 or calling the Trust at (800) 325-3539. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is also available on the SEC’s website (www.sec.gov) and may be obtained by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017 or calling the Trust at (800) 325-3539.

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PRINCIPAL HOLDERS AND CONTROL PERSONS

As of March 31, 2025, the following persons owned of record 5% or more of a class of each Fund’s outstanding shares. A person owning of record, for the benefit of others, more than 25% of a class of a Fund’s outstanding shares may be deemed to control the class or Fund. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

TACTICAL INCOME FUND - RETAIL CLASS
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	77.69
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	7.67
TACTICAL INCOME FUND - INSTITUTIONAL CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	56.64
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	13.53
Charles Schwab & Co, Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	10.31

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Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	8.16
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	8.05
TACTICAL INCOME FUND - ADVISER CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	99.58
BALANCED FUND - RETAIL CLASS
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	26.58
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	20.55

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Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	17.77
Empower Trust FBO Employee Benefits Clients 401K 8515 E Orchard RD 2T2 Greenwood Village, CO 80111	8.07
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	6.03
BALANCED FUND - INSTITUTIONAL CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	63.25
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	14.69
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	11.84

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BALANCED FUND - ADVISER CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	99.89
MUIRFIELD FUND - RETAIL CLASS
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	30.21
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	20.15
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	19.52
MUIRFIELD FUND - INSTITUTIONAL CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	50.76
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	20.35

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Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	19.82
MUIRFIELD FUND - ADVISER CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	99.36
SPECTRUM FUND - RETAIL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	28.33
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	27.51
Empower Trust FBO Employee Benefits Clients 401K 8515 E Orchard RD 2T2 Greenwood Village, CO 80111	16.47
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	11.35

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Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	6.22
Nationwide Life Insurance Company (QPVA) C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	5.47
SPECTRUM FUND - INSTITUTIONAL CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	62.09
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	13.39
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	11.19
SPECTRUM FUND - ADVISER CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	99.79

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CONSERVATIVE ALLOCATION FUND - RETAIL CLASS
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	32.05
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	13.29
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	6.15
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	6.03
Empower Trust FBO Employee Benefits Clients 401K 8515 E Orchard RD 2T2 Greenwood Village, CO 80111	5.25
CONSERVATIVE ALLOCATION FUND - INSTITUTIONAL CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	60.05

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National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	17.62
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	9.99
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	5.83
CONSERVATIVE ALLOCATION FUND - ADVISER CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	99.46
DYNAMIC ALLOCATION FUND - RETAIL CLASS
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	49.45
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	12.43

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LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	11.87
Empower Trust FBO Employee Benefits Clients 401K 8515 E Orchard RD 2T2 Greenwood Village, CO 80111	5.45
DYNAMIC ALLOCATION FUND - INSTITUTIONAL CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	42.13
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	24.43
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	13.96
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	6.31

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DYNAMIC ALLOCATION FUND - ADVISER CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	99.82
GLOBAL ALLOCATION FUND - RETAIL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	44.59
Empower Trust FBO Employee Benefits Clients 401K 8515 E Orchard RD 2T2 Greenwood Village, CO 80111	29.68
Nationwide Life Insurance Company (QPVA) C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	7.62
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	6.21
GLOBAL ALLOCATION FUND - INSTITUTIONAL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	54.70

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Pershing LLC PO Box 2052 Jersey City, NJ 07303	26.00
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	9.13
GLOBAL ALLOCATION FUND - ADVISER CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	99.98
MODERATE ALLOCATION FUND - RETAIL CLASS
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	56.25
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	14.86
Empower Trust FBO Employee Benefits Clients 401K 8515 E Orchard RD 2T2 Greenwood Village, CO 80111	14.21

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MODERATE ALLOCATION FUND - INSTITUTIONAL CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	62.36
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	16.26
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	7.97
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	5.07
MODERATE ALLOCATION FUND - ADVISER CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	99.89
SECTOR ROTATION FUND - RETAIL CLASS
Robert C Hickson Jr 371 N Main Street Mount Gilead, OH 43338	8.85

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Charles Schwab & Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94101	6.90
Craig Clifford Taylor 241 Woodlands W Columbia, SC 29229-3380	5.26
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	5.11
SECTOR ROTATION FUND - INSTITUTIONAL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	29.80
Pershing LLC PO Box 2052 Jersey City, NJ 07303	21.07
Charles Schwab Co, Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery St San Francisco, CA 94104	15.52

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Charles Schwab & Co, Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	7.80
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	6.95
Ascensus Trust Co FBO Brock, Schechter & Polakoff 401K PS #239983 PO Box 10577 Fargo, ND 58106	5.28
SECTOR ROTATION FUND-ADVISER CLASS
Pershing LLC PO Box 2052 Jersey City, NJ 07303	99.90
GOVERNMENT MONEY MARKET FUND - CLASS E
UNITED BANC INVESTMENT CO LP PO BOX 451459 WESTLAKE, OH 44145	12.91
BAESMAN GROUP INC 4477 REYNOLDS DRIVE HILLIARD, OH 43026	7.28
MEEDER ASSET MANAGEMENT PO BOX 7177 DUBLIN, OH 43017	5.58

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GOVERNMENT MONEY MARKET FUND - CLASS F
CAREY & COMPANY 7 EASTON OVAL EA4E70 COLUMBUS, OH 43219	100.00

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm, required to be included in this SAI are included in the Trust’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2024, and are incorporated herein by reference. You can obtain a copy of the Annual Report without charge at written request or request by telephone.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Declaration of Trust, effective December 30, 1991 -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

(2)	Amendment to the Declaration of Trust dated December 6, 2012, which exhibit is incorporated herein by reference.

(3)	Certificate of Amendment to the Declaration of Trust dated July 10, 2015, which exhibit is incorporated herein by reference.

(4)	Certificate of Amendment to the Declaration of Trust dated September 28, 2016, which exhibit is incorporated herein by reference.

(5)	Certificate of Amendment to the Declaration of Trust dated November 20, 2017, which exhibit is incorporated herein by reference.

(6)	Certificate of Amendment to the Declaration of Trust date September 13, 2018, which exhibit is incorporated herein by reference.

(7)	Certificate of Amendment to the Declaration of Trust dated April 16, 2020, which exhibit is incorporated herein by reference.

(8)	Certificate of Amendment to the Declaration of Trust dated December 27, 2021, which exhibit is incorporated herein by reference.

(9)	Certificate of Amendment to the Declaration of Trust dated August 26, 2024, which exhibit is incorporated herein by reference.

(b)	By-Laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

(c)	None other than Articles V, VI and VII of the Registrant’s Declaration of Trust and Article II of the Registrant’s By-Laws, which exhibit is incorporated herein by reference.

(d)	Amended and Restated Investment Advisory Agreement between Meeder Funds and Meeder Asset Management, Inc. effective April 30, 2018, which exhibit is filed herewith.

(e)	Amended and Restated Distribution Agreement between the Meeder Funds and Meeder Distribution Services, Inc. effective September 17, 2020, which exhibit is incorporated herein by reference.

(f)	Deferred Compensation Plan for Independent Trustees – filed as an exhibit to Registrant's Post-Effective Amendment No. 41 on April 30, 1999, which exhibit is incorporated herein by reference.

(g)	Custodian Agreement between the Registrant and The Huntington National Bank – filed as an Exhibit to Registrant’s Post-Effective Amendment No. 48 on April 30, 2004, which exhibit is incorporated by reference herein.

(h)	(1)	Amended and Restated Funds Administration Agreement between the Meeder Funds and Mutual Funds Service Co. dated September 22, 2022, which exhibit is incorporated herein by reference.

(2)	Amended and Restated Meeder Funds Transfer Agency and Service Agreement between the Meeder Funds and Mutual Funds Service Co. effective September 22, 2022, as amended March 9, 2023, which exhibit is incorporated herein by reference.

(3)	Amended and Restated Shareholder Services Plan adopted August 5, 2016, filed as an exhibit to Registrant’s Post-Effective Amendment No. 115 on June 13, 2024, which exhibit is incorporated herein by reference.

(4)	Compliance Support Services Agreement dated September 21, 2017 -- filed as an exhibit to Registrant's Post-Effective Amendment No. 109 on April 29, 2022, which exhibit is incorporated herein by reference.

(5)	Investment Agreement between Northern Lights Trust Fund and the Meeder Funds Trust dated January 19, 2022, which exhibit is incorporated herein by reference.

(6)	Meeder Funds Fee Waiver Agreement dated March 27, 20255, which exhibit is filed herewith.

(i)	(1)	Legal Opinion of Counsel, filed as an exhibit to Registrant’s Post-Effective Amendment No. 116 on August 29, 2025, which exhibit is incorporated herein by reference.

(2)	Legal Consent of Counsel, which exhibit is filed herewith.

(j)	Independent Auditors Letter of Consent is filed herewith.

(k)	Not applicable.

(l)	Agreements etc. for initial capital, etc. -- reference is made to Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about July 20, 1982, and which exhibit is incorporated herein by reference.

(m)	Amended and Restated Shareholder Distribution Plan dated September 15, 2016, filed as an exhibit to Registrant’s Post-Effective Amendment No. 115 on June 13, 2024, which exhibit is incorporated herein by reference.

(n)	Amended and Restated Multiple Class Plan Pursuant to Rule 13f-3 dated August 5, 2016, filed as an exhibit to Registrant’s Post-Effective Amendment No. 115 on June 13, 2024, which exhibit is incorporated herein by reference.

(o)	Not applicable.

(p)	Code of Ethics of the Meeder Funds, Inc., formerly known as Meeder Financial, Inc., formerly known as Muirfield Investors, Inc., and Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc. which exhibit is incorporated herein by reference.

(q)	Powers of Attorney of Trustees of Registrant filed as an exhibit to the Registrant's Post-Effective Amendment No. 90 on November 17, 2017, which exhibit is incorporated herein by reference.

Item 29.	Persons Controlled by or under Common Control with Registrant.

None.

Item 30.	Indemnification

Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of the Investment Company Act.

Item 31.	Business and Other Connections of Investment Adviser.

Meeder Asset Management, Inc., 6125 Memorial Drive, Dublin, Ohio 43017, is the investment adviser to the Trust and each of its consistent Funds.

(a) Meeder Asset Management, Inc. has engaged in no substantial business other than in its capacity as an investment adviser during the past two fiscal years.

(b) Information regarding the directors, officers and business activities of Meeder Asset Management, Inc. is incorporated by reference to Schedule D of Form ADV filed by the adviser under the Investment Advisers Act (File No. 801-9839).

Item 32.	Principal Underwriters.

(a) The principal underwriter to the Funds does not act as the principal underwriter, depositor, or Investment adviser for any other investment company.

(b) The principal underwriter’s directors and officers are employed at 6125 Memorial Drive, Dublin, Ohio 43017 and serve in the following capacities with the Fund.

Name	Position with Underwriter	Position with Meeder Funds
Doug Cooper	President, Treasurer and Secretary	None
Douglas R. Jennings	Chief Compliance Officer	Chief Compliance Officer

(c)	Not Applicable

Item 33.	Location of Accounts and Records.

Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or Meeder Asset Management, Inc., at 6125 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of The Huntington National Bank, the Trust's custodian, at 7 Easton Oval, Columbus, OH 43219. All other records are kept in the custody of Meeder Asset Management, Inc. and Mutual Funds Service Co., 6125 Memorial Drive, Dublin, OH 43017.

Item 34.	Management Services.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 117 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, State of Ohio, on the 30th day of April 2025.

MEEDER FUNDS

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President/Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert S. Meeder, Jr.	President
Robert S. Meeder, Jr.	(Principal Executive Officer)	April 30, 2025

/s/ Bruce E. McKibben	Treasurer (Principal Financial Officer, and
Bruce E. McKibben*	Principal Accounting Officer)	April 30, 2025

/s/ Stuart M. Allen
Stuart M. Allen*	Trustee	April 30, 2025

/s/Anthony V. D’Angelo
Anthony V. D’Angelo*	Trustee	April 30, 2025

/s/ Jeffrey R. Provence
Jeffrey R. Provence*	Trustee	April 30, 2025

*By:	/s/ Alaina V. Salonsky
Alaina V. Salonsky,
as Power of Attorney

*	Executed by Alaina Salonsky on behalf of those indicated pursuant to Power of Attorney

EXHIBIT INDEX

(h)(6)	Meeder Funds Fee Waiver Agreement dated March 27, 2025
(i)(2)	Legal Consent of Counsel
(j)	Independent Auditor’s Letter of Consent